Filed Pursuant to Rule 497(s)
File No. 333-186414

PROSPECTUS

Maximum Offering of 300,000,000 Common Shares

FS GLOBAL CREDIT OPPORTUNITIES FUND—A

Investment Objectives. FS Global Credit Opportunities Fund—A (the “Company”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Company’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. There can be no assurance that the Company will achieve its investment objectives.

Principal Investment Strategies. The Company will invest substantially all of its assets in FS Global Credit Opportunities Fund (the “Fund”), a separate non-diversified, closed-end management investment company with the same investment objectives and strategies as the Company. The Fund will invest primarily in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments, which, under normal circumstances, will represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). The credit instruments in which the Fund may invest typically will be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high yield securities, an investment in the Company should be considered speculative. The Fund will seek to achieve its investment objectives by focusing on a limited number of opportunities across the investment universe that it believes offer potentially exceptional risk-adjusted income and returns as compared to more traditional investment strategies under current and expected economic conditions. By focusing on high conviction investment opportunities, without respect to geographic constraints, and on strategies such as event-driven, special situations and market price inefficiencies, the Fund believes it can create a portfolio that offers high potential income and returns while limiting the risk of the Fund. For a further discussion of the Fund’s principal investment strategies, see “Investment Objectives, Opportunities and Strategies.”

Unlisted Closed-End Fund. An investment in the Company is subject to the following risks:

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An investment in the common shares of beneficial interest of the Company (“Shares”) is not suitable for an investor if they need access to the money they invest. See “Liquidity Strategy” and “Investor Suitability.”

•	A shareholder of the Company (“Shareholder”) should consider that they may not have access to the money they invest for an indefinite period of time. See “Liquidity Strategy.”

•	Unlike an investor in most closed-end funds, Shareholders should not expect to be able to sell their Shares regardless of how the Company performs.

•	If a Shareholder is able to sell their Shares, the Shareholder will likely receive less than their purchase price and the then current net asset value per Share.

•

Unlike most closed-end funds, the Shares will not be listed on any securities exchange and the Company will not seek to complete a liquidity event for at least five years from the date it commences operations.

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Although the Company intends to implement a share repurchase program, it may be discontinued at any time and only a limited number of Shares will be eligible for repurchase. See “Share Repurchase Program.”

•

The Company’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.

•

The Company’s and the Fund’s distributions may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees payable by the Fund, that are subject to repayment to the Company’s and the Fund’s affiliate, Franklin Square Holdings, L.P. (“Franklin Square Holdings”). If Franklin Square Holdings does not agree to reimburse certain of the Company’s or the Fund’s expenses, including through the waiver of certain advisory fees payable by the Fund, significant portions of the Company’s and the Fund’s distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to Franklin Square Holdings will reduce the future distributions to which Shareholders would otherwise be entitled.

•

Even if the Fund does eventually list its shares, shares of closed-end funds frequently trade at a discount to net asset value and this creates a risk of loss for investors who purchase Shares at the offering price. This risk is separate and distinct from the risk that the Company’s net asset value will decrease.

Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page 36 of this prospectus.

	Per Share	Total
Public Offering Price(1)	$10.87	$3,261,000,000
Sales Load(2)	$0.87	$261,000,000
Proceeds to the Company (Before Expenses)(3)	$10.00	$3,000,000,000

(notes on following page)

FS2 Capital Partners, LLC

The date of this prospectus is October 23, 2013.

(notes from previous page)

(1)	Amounts have been rounded for ease of presentation. Assumes all Shares are sold at the initial offering price of $10.87 per Share, which is subject to adjustment based upon, among other things, the Company’s net asset value per Share. Following satisfaction of the Minimum Offering Requirement (as defined below), Shares will be sold at a public offering price equal to the Company’s net asset value per Share, plus the Sales Load discussed in Note 2 below. See “Plan of Distribution.”
(2)	Amounts have been rounded for ease of presentation. “Sales Load” includes selling commissions and dealer manager fees of 6.0% and 2.0%, respectively, of the Company’s public offering price per Share. See “Plan of Distribution—Compensation of Dealer Manager and Selected-Broker Dealers.”
(3)	The Company estimates that it will incur approximately $45.0 million of organization and offering expenses in connection with this offering if the maximum number of Shares is sold. The Fund’s investment adviser, FS Global Advisor, LLC (“FS Global Advisor”), has agreed to limit the amount of organization and offering expenses incurred by the Company to 1.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees.

Because Shareholders will pay a sales load of up to 8.0% and offering expenses of up to 1.5%, if a Shareholder invests $100 in Shares and pays the full sales load, $90.62 of the Shareholder’s investment will actually be used by the Company for investment in the Fund. As a result, based on the initial public offering price of $10.87 per Share, a Shareholder would have to experience a total return on their investment of 10.35% in order to recover these expenses. See “Plan of Distribution.”

(continued from cover page)

Structure. The Company will pursue its investment objectives by investing substantially all of the net proceeds from this offering in common shares of beneficial interest of the Fund (the “Fund Shares”). The Fund will make the investments described in this prospectus with the proceeds it receives from the sale of Fund Shares to the Company and any other investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Fund. The Fund currently intends to limit the number of Fund Shares it sells to 300,000,000 Fund Shares in the aggregate, not including any Fund Shares issued (i) pursuant to the Fund’s distribution reinvestment plan and (ii) in connection with the private placement described below (such limitation, the “Fund Maximum Offering Amount”).

Investment Advisers. The investment adviser to the Fund is FS Global Advisor, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). FS Global Advisor oversees the management of the Fund’s activities and is responsible for making investment decisions for the Fund’s portfolio. FS Global Advisor is a subsidiary of the Company’s affiliate, Franklin Square Holdings, a national sponsor of alternative investment funds designed for the individual investor. FS Global Advisor has engaged GSO Capital Partners LP (“GSO”) to act as the Fund’s investment sub-adviser.

Securities Offered. The Company is offering on a continuous basis up to 300,000,000 Shares. FS2 Capital Partners, LLC (“FS2”) acts as the dealer manager of the Shares on a best efforts basis, subject to various conditions. See “Plan of Distribution.” The minimum initial investment is $5,000. The Company will not sell any Shares unless the Company and any other investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Fund collectively raise net offering proceeds of $2.5 million in the aggregate, all of which must be from persons who are not affiliated with the Fund, FS Global Advisor or GSO, within one year from the date of this prospectus (the “Minimum Offering Requirement”). Pending satisfaction of the Minimum Offering Requirement, all subscription payments will be placed in an account held by the Company’s escrow agent, UMB Bank, N.A. (the “Escrow Agent”), in trust for the subscribers’ benefit, pending release to the Company. Subscriptions will be effective only upon the Company’s acceptance and the Company reserves the right to reject any subscription in whole or in part. If the Minimum Offering Requirement is not satisfied, the Company will promptly return all funds in the escrow account (including interest) and the Company will stop offering Shares. The Company will not deduct any fees or expenses if the Company returns funds from the escrow account. In addition, the Company is currently conducting a private placement of Shares to certain members of the board of trustees of the Company (the “Board”) and individuals and entities affiliated with the Fund, FS Global Advisor and GSO. The Company expects to issue the Shares purchased in the private placement upon satisfaction of the Minimum Offering Requirement. As a result, upon satisfaction of the Minimum Offering Requirement, the Fund will have received total net proceeds of at least $2.5 million, plus the proceeds received in the private placement. The Company intends to terminate this offering at such time as the Fund has reached the Fund Maximum Offering Amount, regardless of whether the Company has sold all Shares registered in this offering.

This prospectus concisely provides the information that a prospective investor should know about the Company and the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Company and the Fund, including a statement of additional information about the Company, dated October 23, 2013 (the “Statement of Additional Information”), has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. The Statement of Additional Information and, when available, the Company’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Company, at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by calling the Company collect at (215) 495-1150 or by accessing the Fund’s website at www.fsgcofund.com. The table of contents of the Statement of Additional Information appears on page 106 of this prospectus. In addition, the contact information provided above may be used to request additional information about the Company and to make Shareholder inquiries. The Statement of Additional Information, other material incorporated by reference into this prospectus and other information about the Company and the Fund is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Company. Before investing, a prospective investor in the Company should carefully read the more detailed information appearing elsewhere in this prospectus and the Statement of Additional Information.

THE COMPANY	FS Global Credit Opportunities Fund—A is a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company.

THE FUND	FS Global Credit Opportunities Fund is a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund has the same investment objectives and strategies as the Company. The Fund may have investors in addition to the Company from time to time that may (individually or in the aggregate) own a greater percentage of the Fund than is owned by the Company.

THE ADVISER	FS Global Advisor serves as the Fund’s investment adviser. FS Global Advisor is registered as an investment adviser with the SEC under the Advisers Act and oversees the management of the Fund’s activities. FS Global Advisor is responsible for making investment decisions for the Fund’s portfolio.

FS Global Advisor is a subsidiary of the Company’s affiliate, Franklin Square Holdings, a national sponsor of alternative investment funds designed for the individual investor. FS Global Advisor is led by substantially the same personnel that form the investment and operations teams of FB Income Advisor, LLC, FS Investment Advisor, LLC and FSIC II Advisor, LLC, the registered investment advisers that manage Franklin Square Holdings’ three other affiliated management investment companies, FS Investment Corporation, FS Energy and Power Fund and FS Investment Corporation II, respectively.

THE SUB-ADVISER	FS Global Advisor has engaged GSO to act as the Fund’s investment sub-adviser. GSO will assist FS Global Advisor in identifying investment opportunities, will make investment recommendations for approval by FS Global Advisor and will execute on its trading strategies subject to guidelines set by FS Global Advisor.

GSO is the credit platform of The Blackstone Group L.P. (“Blackstone”), a leading global alternative asset manager. As of September 30, 2013, GSO and its affiliates, excluding Blackstone, managed approximately $63.3 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, special situations, mezzanine and private equity. As the Fund’s sub-adviser, GSO will make recommendations to FS Global Advisor in a manner that is consistent with its existing investment and monitoring processes.

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $248.1 billion as of September 30, 2013. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly-traded limited partnership that has common units which trade on the New York Stock Exchange under the symbol “BX.” Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov.

INVESTMENT OBJECTIVES	The Company’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. There can be no assurance that the Company will achieve its investment objectives.

INVESTMENT OPPORTUNITIES AND STRATEGIES	The Company will seek to achieve its investment objectives by investing substantially all of its assets in the Fund. Any assets of the Company not invested in the Fund will be de minimis amounts of cash or cash equivalents used to meet its ongoing expenses. All investments will be made at the Fund level; therefore, the Company’s investment results will correspond directly to the investment results of the Fund.

The Fund believes that weak global economic growth, fiscal austerity and financial and sovereign deleveraging will continue to challenge traditional asset classes and strategies over the next several years. However, this environment may create numerous investment opportunities for investment vehicles with non-traditional strategies such as the Fund, which will seek to capitalize on market uncertainty. To capitalize on these opportunities and effectively manage risk, the Fund believes that intensive financial analysis and the flexibility to allocate investments across different levels of the capital structure are critical to achieving superior risk-adjusted income and returns relative to other investments with high potential income and returns.

The investment philosophy employed by FS Global Advisor and GSO on behalf of the Fund revolves around a disciplined credit review process and is based on the belief that a deep understanding of companies and the industries in which they operate is critical to generating positive income and returns. In pursuing this philosophy, the Fund will seek to leverage the combined expertise and strength of FS Global Advisor and GSO. The Fund believes that the breadth and depth of experience of FS Global Advisor’s management team and GSO’s investment team, together with the wider resources of

Blackstone, and their relationships within the investment community will provide a significant competitive advantage to the Fund in identifying and analyzing attractive investment opportunities worldwide.

Through a combination of thorough and continuous analysis, the Fund will invest primarily in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments, which, under normal circumstances, will represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). The Fund will seek to achieve its investment objectives by focusing on a limited number of opportunities across the investment universe that it believes offer potentially exceptional risk-adjusted income and returns as compared to more traditional investment strategies under current and expected economic conditions. By focusing on high conviction investment opportunities, without respect to geographic constraints, and on strategies such as event-driven, special situations and market price inefficiencies, the Fund believes it can create a portfolio that offers high potential income and returns while limiting the risk of the Fund. These strategies are described in further detail below.

Event-Driven

The Fund intends to take advantage of dislocations that arise in the markets due to an impending event for which the market’s apparent expectation of value differs substantially from the view of FS Global Advisor and GSO. Event-driven investing requires FS Global Advisor and GSO to make judgments concerning, among other things, (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s loans and securities. Such events may include a looming debt maturity or default, merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Event-driven investing depends much more heavily on FS Global Advisor’s and GSO’s ability to successfully predict the outcomes of these events than on underlying macroeconomic fundamentals such as the level of interest rates or gross domestic product. As a result, successful event-driven strategies may offer substantial diversification benefits and the ability to generate performance in uncertain market environments. The Fund’s investment strategy revolves around a thorough due diligence process and is based on the belief that a deep understanding of companies and the industries in which they operate is critical to generating positive income and returns.

Special Situations

The Fund intends to invest in special situations in which FS Global Advisor and GSO believe that financial stress has created a mispricing of a company’s securities. Such investment opportunities may include investments in loans, bonds and other securities issued by companies that have defaulted on their debt instruments, have a current or pending covenant violation or have looming debt maturities and may lack the ability to refinance. The Fund will seek to capitalize on these and other situations in which financial stress causes a security to pay higher income due to perceived risk or to trade at a significant discount to its fair value as determined by FS Global Advisor and GSO. In select situations, the Fund may also choose to provide a company under financial stress with a new source of liquidity, through either a loan or other type of investment, which may improve the company’s financial position and is in part intended to augment the income and return on the Fund’s initial investment.

Market Price Inefficiencies

The Fund will seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities for which the income of such investment reflects a higher risk premium or the market price of such investment reflects a lower value than deemed warranted by FS Global Advisor’s and GSO’s fundamental analysis. The Fund believes that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. FS Global Advisor and GSO will seek to allocate capital to these securities that have been mispriced by the market and that they believe represent attractive investment opportunities.

Investments may also include other assets or opportunities that are consistent with the Fund’s event-driven or value approach, provided that such investments are appropriate from a tax, regulatory and operational perspective. The Company’s and the Fund’s investment objectives and strategies, including the Fund’s intention, under normal market circumstances, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments, are not considered to be fundamental by the Company or the Fund and may be changed without the vote of Shareholders or the Fund’s shareholders (“Fund Shareholders”), as applicable, by the Board or the board of trustees of the Fund (the “Fund Board”), as applicable, with at least 60 days’ written notice provided to Shareholders or Fund Shareholders.

PORTFOLIO COMPOSITION	Securities

The Fund may invest in both public and private U.S. and non-U.S. debt and equity securities, including, without limitation, senior secured, second lien and unsecured loans, secured and unsecured bonds, loans made to companies involved in bankruptcy or insolvency proceedings (including debtor-in-possession loans), loans made to refinance distressed companies, securities issued by both the

U.S. Treasury and foreign governments, derivatives, structured products, convertible bonds, preferred stock and any other type of credit or equity investment that is consistent with the Fund’s investment objectives. In making these investments, the Fund will seek to purchase the limited number of investments across the investment universe that FS Global Advisor and GSO believe are mispriced and offer the potential for exceptional risk-adjusted income and returns.

Geography

The Fund intends to invest primarily in those countries where creditors’ rights are protected by law, such as countries in North America and Western Europe, although in select situations the Fund may invest in securities of issuers domiciled elsewhere. The geographic areas of focus are subject to change from time to time and may be changed without notice to Shareholders or Fund Shareholders. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in securities or other instruments of non-U.S. issuers or borrowers (“Non-U.S. Securities”).

Other Characteristics

The Fund intends to invest in companies regardless of market capitalization and may focus on a relatively small number of issuers. The Fund may invest without limitation in stressed securities or other debt that is in default or the issuers of which are engaged in bankruptcy or insolvency proceedings. The mix of the Fund’s investments at any time will depend on the industries and types of loans and securities FS Global Advisor and GSO believe represent the best risk-adjusted income and returns within the Fund’s investment strategies.

FS Global Advisor and GSO expect that the Fund’s assets will generally be invested in passive positions, although it is possible in certain circumstances the Fund may acquire controlling positions in issuers or seek active participation in the form of representation on creditors’ committees, equity holders’ committees or other groups. In these situations, the Fund will leverage the expertise of FS Global Advisor and GSO to seek preservation or enhancement of the Fund’s investment position.

The Fund may hold select and potentially significant positions in equity securities, including common stock and convertible securities, or other assets that the Fund receives in exchange for its credit instruments as part of a reorganization process, and may hold those assets until such time as the Fund believes that a disposition is most advantageous. Such assets, to the extent received as part of a reorganization process, will be considered “credit instruments” for purposes of the Fund’s intention to invest, under normal market circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments. The Fund may also purchase select positions in equity securities, including common stock and convertible securities. Such assets, to the extent purchased in the market or not received as part of a reorganization process, will not be considered “credit instruments” for this purpose.

The Fund’s portfolio may consist of both long and short positions. The Fund may also, among other things, use hedging techniques when appropriate from time to time; however, the Fund is under no obligation to do so. Hedging techniques may include capital structure arbitrage to take advantage of inefficiencies in the pricing between securities of the same or affiliated issuers or short positions in debt or equity securities expressed in either the cash or derivatives markets. The Fund may also use derivatives to hedge its foreign currency exposure resulting from its holdings of Non-U.S. Securities and may use various indices to hedge the Fund’s portfolio during certain market cycles.

The Fund may invest its excess funds in money market instruments, commercial paper, certificates of deposit and bankers’ acceptances, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.

BORROWINGS	The Fund is authorized to borrow money for investment purposes and to meet requests for repurchases. The Fund is not permitted to borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300%. See “Investment Objectives, Opportunities and Strategies—Borrowings.” The Company is not expected to utilize any borrowings.

MANAGEMENT AND INCENTIVE FEES	The Company does not incur a separate management fee or incentive fee, but the Company and its Shareholders are indirectly subject to the Fund’s Management Fee and Incentive Fee (each as defined below). Pursuant to an investment advisory agreement (as amended, the “Investment Advisory Agreement”) between the Fund and FS Global Advisor, and in consideration of the advisory services provided by FS Global Advisor to the Fund, FS Global Advisor is entitled to a fee consisting of two components—a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

The Management Fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average daily gross assets during such period.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate,

expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to FS Global Advisor under an administration agreement between the Fund and FS Global Advisor (the “Fund Administration Agreement”) and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the Incentive Fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of Fund Shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of Fund Shares pursuant to the Fund’s share repurchase program.

No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the Incentive Fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an Incentive Fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the Incentive Fee will equal 20.0% of pre-incentive fee net investment income.

The Fund Board, including a majority of the members of the Fund Board (each, a “Trustee”) that are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Company, the Fund or FS Global Advisor (the “Independent Trustees”), oversees and monitors the Fund’s investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation the Fund pays to FS Global Advisor and the compensation FS Global Advisor pays to GSO to determine that the provisions of the Investment Advisory Agreement and the investment sub-advisory agreement between FS Global Advisor and GSO (the “Investment Sub-Advisory Agreement”), respectively, are carried out.

ADMINISTRATION	Pursuant to the Fund Administration Agreement, FS Global Advisor oversees the day-to-day operations of the Fund, including providing the Fund with general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Fund reimburses FS Global Advisor and GSO, as applicable, for their actual costs incurred in providing administrative services to the Fund.

Pursuant to an administration agreement between the Company and FS Global Advisor (the “Company Administration Agreement”), FS Global Advisor oversees the day-to-day operations of the Company, including providing the Company with general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Company reimburses FS Global Advisor for its actual costs incurred in providing these services.

OPERATING EXPENSES	The Company directly bears all expenses incurred in its operation, including amounts that the Company reimburses to FS Global Advisor for services provided under the Company Administration Agreement, and indirectly bears its pro rata portion of all expenses incurred by the Fund based on its ownership of Fund Shares, including amounts that the Fund reimburses to FS Global Advisor and GSO, as applicable, for administrative services provided to the Fund. See “Summary of Fees and Expenses” and “Company and Fund Expenses.”

DISTRIBUTIONS	Subject to the Board’s discretion and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions (“Company Ordinary Distributions”) on either a weekly, semi-monthly or monthly basis and pay such Company Ordinary Distributions on either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the Minimum Offering Requirement is met. Such Company Ordinary Distributions are expected to be paid using distributions received from the Fund (“Fund Ordinary Distributions”), net of any Company operating expenses. Fund Ordinary Distributions are expected to consist of all or a portion of the Fund’s “Available Operating Funds,” which are defined as the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains).

Subject to the Board’s discretion and applicable legal restrictions, the Company from time to time may also pay special interim distributions in the form of cash or Shares. At least annually, the Company intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund. See “Distributions.”

EXPENSE REIMBURSEMENT AGREEMENTS	Pursuant to separate expense support and conditional reimbursement agreements entered into by Franklin Square Holdings with each of the Company and the Fund (together, the “Expense Reimbursement

Agreements” and, individually, either the “Company Expense Reimbursement Agreement” or the “Fund Expense Reimbursement Agreement,” as applicable), Franklin Square Holdings has agreed to reimburse the Company and the Fund for expenses to ensure that each of the Company and the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any Company Ordinary Distributions or Fund Ordinary Distributions, as applicable, will be paid from offering proceeds or borrowings.

Under this arrangement, Franklin Square Holdings will reimburse the Fund quarterly for expenses in an amount equal to the difference between the cumulative Fund Ordinary Distributions paid to Fund Shareholders in such quarter less the Fund’s Available Operating Funds in such quarter.

The Fund will have a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, (x) the Fund’s Available Operating Funds exceed (y) the cumulative Fund Ordinary Distributions paid to Fund Shareholders in such quarter; provided, however, that (i) the Fund will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause Other Fund Operating Expenses (as defined below) (on an annualized basis and net of any expense reimbursement payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to Fund Shares for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Fund’s average net assets attributable to Fund Shares represented by Other Fund Operating Expenses during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Fund will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the annualized rate of Fund Ordinary Distributions at the time of such reimbursement is less than the annualized rate of Fund Ordinary Distributions at the time Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other Fund Operating Expenses” means the Fund’s total Operating Expenses (as defined below), excluding the Management Fee, the Incentive Fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating Expenses” means all operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles (“GAAP”) for investment companies.

Similarly, Franklin Square Holdings will reimburse the Company quarterly for expenses to the extent that (x) the sum of the cumulative Company Ordinary Distributions paid by the Company in such quarter plus the Company’s aggregate Operating Expenses in such quarter exceeds (y) the cumulative Fund Ordinary Distributions received by the Company in such quarter.

The Company will have a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, (x) the cumulative Fund Ordinary Distributions received by the Company in such quarter exceed (y) the sum of the cumulative Company Ordinary Distributions paid by the Company in such quarter plus the Company’s aggregate Operating Expenses in such quarter; provided, however, that (i) the Company will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause Other Company Operating Expenses (as defined below) (on an annualized basis and net of any expense reimbursement payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to Shares for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company’s average net assets attributable to Shares represented by Other Company Operating Expenses during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Company will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the annualized rate of Company Ordinary Distributions at the time of such reimbursement is less than the annualized rate of Company Ordinary Distributions at the time Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other Company Operating Expenses” means the Company’s total Operating Expenses, excluding organization and offering expenses and extraordinary expenses. See “Company and Fund Expenses—Expense Reimbursement Agreements.”

BOARD OF TRUSTEES	The Board has overall responsibility for monitoring and overseeing the Company’s management and operations. A majority of the Trustees are Independent Trustees. These same Trustees also serve as the Fund Board. See “Management of the Company and the Fund.”

THE OFFERING	The Company is offering on a continuous basis up to 300,000,000 Shares. Shares will be offered through FS2 at an initial offering price of $10.87 per Share until the Minimum Offering Requirement is satisfied and, thereafter, at an offering price equal to the Company’s then current net asset value (“NAV”) per Share, plus selling commissions and dealer manager fees of up to 6.0% and 2.0%, respectively, of the Company’s public offering price per Share. In no event will the aggregate selling commissions and dealer manager fees exceed 8.0% of the gross offering proceeds received in this offering. Subsequent to satisfying the Minimum Offering Requirement, Shares may be purchased on a weekly basis (each, a “Weekly Closing”). The Company intends to terminate this offering at such time as the Fund has reached the Fund Maximum Offering Amount, regardless of whether the Company has sold all Shares registered in this offering. See “Plan of Distribution.”

PLAN OF DISTRIBUTION	This is a continuous offering of Shares as permitted by the federal securities laws.

FS2 acts as the dealer manager of the Shares on a best efforts basis, subject to various conditions, and is not required to sell any specific number or dollar amount of Shares. The Company will not sell any Shares unless and until the Minimum Offering Requirement is satisfied. Pending satisfaction of the Minimum Offering Requirement, all subscription payments received by the Company will be placed in an account held by the Escrow Agent in trust for the subscribers’ benefit, pending release to the Company. Upon satisfaction of the Minimum Offering Requirement, funds will be released from escrow to the Company and the Company will commence operations. If the Minimum Offering Requirement is not satisfied within one year from the date of this prospectus, the Company will promptly return all funds in the escrow account (including interest) and the Company will stop offering Shares.

SALES LOAD	In its capacity as dealer manager of this offering, FS2 receives selling commissions and dealer manager fees of up to 6.0% and 2.0%, respectively, of the Company’s public offering price per Share with respect to each Share sold in this offering. In no event will the aggregate selling commissions and dealer manager fees exceed 8.0% of the gross offering proceeds received in this offering. FS2 authorizes other broker-dealers that are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or other properly licensed agents to sell Shares (such authorized persons, “Selected Broker-Dealers”). FS2 may re-allow all of its selling commissions attributable to a Selected Broker-Dealer. FS2 may also, in its sole discretion, re-allow to any Selected Broker-Dealer all or a portion of its dealer manager fee for reimbursement of marketing expenses.

The actual sales load paid by Shareholders may vary in FS2’s discretion and/or among Selected Broker-Dealers. In addition, FS2 may waive or reduce the sales load in its discretion for any Shareholder. Shareholders should consult with their financial intermediaries about any additional fees or charges they might impose.

ORGANIZATION AND OFFERING EXPENSES	The Company has incurred organization and offering costs of approximately $22,000 and $1,236,000, respectively, as of August 1, 2013, which were paid on the Company’s behalf by Franklin Square Holdings and have been recorded by the Company as a contribution to capital. Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Company’s organization. These costs are expensed as incurred. The Company’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. The Company has charged offering costs against capital in excess of par value on its balance sheet. Under the terms of the Company Administration Agreement, upon satisfaction of the Minimum Offering Requirement, FS Global Advisor will be entitled to receive 1.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, until all organization and offering costs funded by FS Global Advisor or its affiliates (including Franklin Square Holdings) on behalf of the Company have been recovered. The reimbursements will be recorded by the Company as a reduction of capital. FS Global Advisor and its affiliates are responsible for the payment of the Company’s cumulative organization and offering costs to the extent they exceed 1.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, without recourse against or reimbursement by the Company.

Organization and offering costs of the Fund have been paid by Franklin Square Holdings and have been recorded by the Fund as a contribution to capital. Such costs are accounted for by the Fund in the same manner in which the Company accounts for its organization and offering costs. Such amounts will be subject to reimbursement pursuant to the Fund Administration Agreement. The Company will indirectly bear its pro rata portion of such costs incurred by the Fund based on its ownership of Fund Shares; however, the Company’s pro rata portion of such costs, combined with organization and offering costs reimbursed by it under the Company Administration Agreement, will not exceed 1.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees.

In addition, the Company expects to reimburse approximately 0.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, for accountable due diligence expenses, which are included as part of the reimbursement of organization and offering expenses.

PURCHASES OF SHARES	Subsequent to satisfying the Minimum Offering Requirement, the Company will accept initial and additional purchases of Shares as of each Weekly Closing. The Company does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Weekly Closing. Consequently, purchase proceeds do not represent capital of the Company, and do not become assets of the Company, until such date.

Any amounts received in advance of a Weekly Closing will be placed in an account with the Escrow Agent prior to their investment in the Company, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company reserves the right to reject any purchase of Shares in whole or in part. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Company will be returned to the prospective investor without interest.

To purchase Shares in this offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Prior to satisfying the Minimum Offering Requirement, investors should make their checks payable to “UMB Bank, N.A., as escrow agent for FS Global Credit Opportunities Fund—A.” Subsequent to satisfying the Minimum Offering Requirement, investors should make their checks payable to “FS Global Credit Opportunities Fund—A.” Subscriptions will be effective only upon the Company’s acceptance and the Company reserves the right to reject any subscription in whole or in part. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for their benefit. The minimum initial investment is $5,000. Additional purchases must be in increments of $500, except for purchases made pursuant to the Company’s distribution reinvestment plan or as otherwise permitted by the Company. See “Distributions—Distribution Reinvestment Plan.”

If an investment is made through an individual retirement account (“IRA”), Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Company. In such case, the Company will send the confirmation and notice of its acceptance to the trustee.

INVESTOR SUITABILITY

An investment in the Company involves a considerable amount of risk. A Shareholder may lose money. Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. As a result, the Company has established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. The Company’s suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in the Company based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective Shareholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the Shares, (d) the background and qualifications of FS Global Advisor and GSO and (e) the tax consequences of the investment. See “Investor Suitability.”

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, IRAs, and 401(k) and Keogh plans, may purchase Shares. Because the Company is registered as an investment company under the 1940 Act, the underlying assets of the Company will not be considered to be “plan assets” of the ERISA plans investing in the Company for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Company, the Fund nor FS Global Advisor will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Company. See “ERISA Considerations.”

UNLISTED CLOSED-END STRUCTURE	Each of the Company and the Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Company does not currently intend to list the Shares for trading on any securities exchange, and the Company does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Company, unlike an investment in a typical closed-end fund, is not a liquid investment.

The Company believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund’s strategy. With event-driven strategies or similar types of investments, the ability to hold positions—through all manner of market environments—until the occurrence of the anticipated event or catalyst that unlocks value is crucial. Features that interfere with this ability (such as daily redemptions that cause the premature sale of investments) could impair the Fund’s ability to execute its investment strategy. Accordingly, an unlisted closed-end structure helps the Fund achieve its investment objectives. The NAV of the Shares may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Company no matter how poorly the Company performs. Because exchange-traded closed-end funds do not redeem shares, they also could execute the Fund’s buy-and-hold strategy.

Because a closed-end fund’s shares can trade at a discount to NAV, they may present a more attractive opportunity to investors.

VALUATIONS	FS Global Advisor will value the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which are developed by the Fund’s valuation committee and approved by the Fund Board. Portfolio securities and other assets for which market quotes are readily available will be valued at market value. In circumstances where market quotes are not readily available, the Fund Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Global Advisor. On a quarterly basis, the Fund Board will review the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Fund’s valuation process. The Company will, in turn, utilize the NAV of the Fund Shares as determined by the Fund in accordance with the methodology described above in determining the NAV of the Shares. Valuations of Fund investments will be disclosed quarterly in reports filed with the SEC. See “Determination of Net Asset Value.”

LIQUIDITY STRATEGY	The Company and the Fund intend to seek to complete a liquidity event for Shareholders within five years following the satisfaction of the Minimum Offering Requirement. A liquidity event could include (1) a listing of Fund Shares on a national securities exchange followed by a distribution of Fund Shares held by the Company to Shareholders, (2) the sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by the Fund Board in which the Company, in its capacity as a Fund Shareholder, likely will receive cash or shares of a publicly-traded company followed by a distribution of such cash or shares to Shareholders (collectively, “Liquidity Events”). However, the Company and the Fund are not required to complete a Liquidity Event and may choose not to do so for an indefinite period.

DISTRIBUTION REINVESTMENT PLAN	The Company has adopted an “opt in” distribution reinvestment plan (the “DRP”) pursuant to which Shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. The Company expects to issue Shares pursuant to the DRP on the date of the Weekly Closing immediately following each distribution payment date at a price equal to the NAV per Share that is used to determine the offering price of the Shares on the date of such Weekly Closing. See “Distributions.”

PERIODIC LIQUIDITY THROUGH SHARE REPURCHASE PROGRAM	The Company does not currently intend to list the Shares on any securities exchange and does not expect a public market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. See “Share Repurchase Program.”

To provide Shareholders with limited liquidity, the Company intends to conduct quarterly repurchases of Shares. Each repurchase offer will generally be conducted in parallel with a corresponding repurchase offer made by the Fund with respect to the Fund Shares. The first offer to repurchase Shares from Shareholders is expected to occur in the first full calendar quarter following satisfaction of the Minimum Offering Requirement. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each Shareholder and is not being made through this prospectus.

The Company currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Company can repurchase with (1) the aggregate proceeds it has received from the beginning of the calendar year through, but not including, such date of repurchase from the sale of Shares under the DRP, less the amount of any such proceeds used to repurchase Shares on each previous repurchase date for tender offers conducted during the calendar year, and (2) the aggregate proceeds it has received from the sale of Shares at the previous two Weekly Closings that occurred immediately prior to the date of repurchase. In addition, beginning with the calendar quarter ending March 31, 2014, the Company will limit the number of Shares to be repurchased in any calendar year to 20% of the weighted average number of Shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of Shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such Shares at a price equal to the NAV per Share in effect on each date of repurchase.

The Company’s assets consist primarily of its interest in Fund Shares. Therefore, in order to finance the repurchase of Shares pursuant to its repurchase offers, the Company may find it necessary to liquidate all or a portion of its interest in Fund Shares. As a result, the Company will not conduct a repurchase offer for Shares unless the Fund simultaneously conducts a repurchase offer for Fund Shares. The Company expects the Fund to conduct quarterly repurchase offers for Fund Shares but the Fund is not obligated to do so.

If the amount of repurchase requests exceeds the number of Shares the Company seeks to repurchase, the Company will repurchase Shares on a pro rata basis. If the Company does not repurchase the full amount of Shares that a Shareholder requests to be repurchased, or the Company determines not to make repurchases of Shares, a Shareholder may not be able to dispose of their Shares. Any periodic repurchase offers will be subject in part to the Company’s available cash and compliance with the regulated investment company (“RIC”) qualification and diversification rules promulgated under the Internal Revenue Code of 1986, as amended (the “Code”).

While the Company intends to conduct quarterly repurchase offers as described above, the Company is not required to do so and may amend, suspend or terminate such repurchase offers at any time. Investors have no right to require the Company to redeem their Shares. See “Types of Investments and Related Risks—Closed-End Fund; Liquidity Risks.”

SUMMARY OF TAXATION	Each of the Company and the Fund intends to elect to be treated as a RIC under Subchapter M of the Code. Accordingly, the Company and the Fund generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that are currently distributed to Shareholders or Fund Shareholders, as applicable. To qualify and maintain their qualification as RICs for U.S. federal income tax purposes, the Company and the Fund must meet certain specified source-of-income and asset diversification requirements and distribute annually at least 90% of their net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Tax Aspects.”

FISCAL YEAR	For accounting purposes, the Company’s fiscal year is the 12-month period ending on December 31.

REPORTS TO SHAREHOLDERS	As soon as practicable after the end of each calendar year, the Company will furnish to Shareholders a statement on Form 1099-DIV identifying the sources of the distributions paid by the Company to Shareholders for tax purposes. In addition, the Company will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

CONFLICTS OF INTEREST	FS Global Advisor, GSO and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund and the Company, including, but not limited to: the allocation of FS Global Advisor’s and GSO’s time and resources between the Fund and other investment activities; compensation payable by the Fund to FS Global Advisor and its affiliates; competition with certain affiliates of FS Global Advisor or GSO for investment opportunities; the due diligence review of the Fund and the Company by FS2, which is an affiliate of FS Global Advisor; investments at different levels of an entity’s capital structure by the Fund and other clients of FS Global Advisor and GSO, subject to the limitations of the 1940 Act; differing recommendations given by FS Global Advisor or GSO to the Fund versus other clients; restrictions on FS Global Advisor’s and GSO’s existing business relationships or use of material non-public information with respect to potential investments by the Fund; the formation of additional investment funds or entrance into other investment advisory relationships by FS Global Advisor, GSO or their affiliates; and limitations on purchasing or selling securities to other clients of FS Global Advisor, GSO or their respective affiliates and on entering into “joint” transactions with certain of the Company’s affiliates. See “Conflicts of Interest.”

RISK FACTORS	Investing in the Company involves risks, including the risk that a Shareholder may receive little or no return on their investment or that a Shareholder may lose part or all of their investment. Below is a summary of some of the principal risks of investing in the Company. Because the Company will invest substantially all of its assets in the Fund, an investment in the Company carries all of the risks of an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Types of Investments and Related Risks.” Shareholders should consider carefully the following principal risks before investing in the Company:

•	An investment in Shares is not suitable for an investor if they need access to the money they invest. See “Liquidity Strategy” and “Investor Suitability”;

•	A Shareholder should consider that they may not have access to the money they invest for an indefinite period of time. See “Liquidity Strategy”;

•	Unlike an investor in most closed-end funds, Shareholders should not expect to be able to sell their Shares regardless of how the Company performs;

•	If a Shareholder is able to sell their Shares, the Shareholder will likely receive less than their purchase price and the then current NAV per Share;

•

Unlike most closed-end funds, the Shares will not be listed on any securities exchange and the Company will not seek to complete a liquidity event for at least five years from the date it commences operations;

•

Although the Company intends to implement a share repurchase program, it may be discontinued at any time and only a limited number of Shares will be eligible for repurchase. See “Share Repurchase Program”;

•

The Company’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load;

•

The Company’s and the Fund’s distributions may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees payable by the Fund, that are subject to repayment to the Company’s and the Fund’s affiliate, Franklin Square Holdings. If Franklin Square Holdings does not agree to reimburse certain of the Company’s or the Fund’s expenses, including through the waiver of certain advisory fees payable by the Fund, significant portions of the Company’s and the Fund’s distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to Franklin Square Holdings will reduce the future distributions to which Shareholders would otherwise be entitled;

•

Even if the Fund does eventually list its shares, shares of closed-end funds frequently trade at a discount to NAV and this creates a risk of loss for investors who purchase Shares at the offering price. This risk is separate and distinct from the risk that the Company’s NAV will decrease;

•

The Fund’s investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk, require a high level of analytical sophistication for successful investment and require active monitoring;

•	The Fund’s investments in expectation of a specific event or catalyst can result in losses if the event fails to occur or it does not have the effect foreseen;

•	The Fund’s investments in various types of debt securities and instruments may be secured, unsecured, rated or unrated, are subject to non-payment risk, and may be speculative in nature;

•	Increases in interest rates may cause the Fund’s investments in fixed rate debt securities to decline in price;

•	Investments in debt securities with longer terms to maturity are subject to greater volatility than investments in shorter-term obligations;

•

Subordinated investments in debt have lower priority in right of payment to any higher ranking obligations of the borrower, and the cash flows and assets of the borrower may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower;

•	During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled, which could reduce income and returns;

•	Below investment grade instruments (commonly referred to as “high yield” securities or “junk bonds”) may be particularly susceptible to economic downturns, which could cause losses;

•	Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals;

•	The Fund may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price;

•	The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those which trade on an exchange;

•	The value of convertible securities may be adversely affected by changes in interest rates, as well as the market price and volatility of the underlying security;

•	The value of equity securities may fluctuate in response to factors affecting the particular company in which the Fund invests, as well as broader market and economic conditions;

•	Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund;

•	Leverage could create the opportunity for higher income and returns for the Fund Shareholders, including the Company, but can magnify the effect of any losses;

•	The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests;

•	Non-U.S. Securities may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value;

•	Changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;

•

Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments in European companies, while austerity and other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund;

•

Credit intermediation involving entities and activities outside the regular banking system (e.g., the “shadow banking system” in Europe) could result in increased regulatory and operating costs, which could adversely affect the implementation of the Fund’s investment strategies, income and returns;

•

Although the U.S. credit markets are not currently experiencing the same extreme volatility and market disruption as occurred during 2008 to 2009, extreme volatility or market disruption may recur in the future;

•	FS Global Advisor, GSO and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund. See “Conflicts of Interest”;

•

Legal and regulatory changes, including those implemented in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), could occur, which may materially adversely affect the Company and the Fund;

•	The Company and the Fund are newly organized, non-diversified, closed-end investment companies with no operating history;

•

While FS Global Advisor’s management team consists of substantially the same personnel that form the investment and operations teams of FB Income Advisor, LLC, FS Investment Advisor, LLC and FSIC II Advisor, LLC, the investment advisers to FS Investment Corporation, FS Energy and Power Fund and FS Investment Corporation II, respectively, FS Global Advisor is a new entity and has no prior experience managing a closed-end fund or a RIC;

•	Shares are not traded on any securities exchange or other market, and although the Company expects to repurchase Shares on a quarterly basis, no assurances can be given that the Company will do so;

•	During a given repurchase offer, it is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date;

•

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year, which may result in the realization of net short-term capital gains by the Fund which, when distributed to Fund Shareholders, including the Company, will be taxable as ordinary income;

•

As a “non-diversified” fund under the 1940 Act, the Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence; and

•

To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Company and the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Accordingly, the Company should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Company only if they can sustain a complete loss of their investment.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Company and the Fund expect to incur and that Shareholders can expect to bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
Sales load(1)	8.0%
Offering expenses(2)	1.5%

ANNUAL FUND EXPENSES (as a percentage of the average net assets attributable to Shares)(3)
Management fee(4)	2.8%
Incentive fee(5)	0.0%
Interest payments on borrowed funds(6)	1.2%
Other expenses(7)	1.7%

Total annual fund expenses	5.7%

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in the Shares. In calculating the following expense amounts, the Company has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above and that Shareholders would pay a sales load of 8.0% with respect to Shares sold by the Company in this offering:

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:(4)	$145	$247	$348	$593

The example and the expenses in the tables above should not be considered a representation of the Company’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Company’s performance will vary and may result in a return greater or less than 5.0%. In addition, the example assumes reinvestment of all distributions pursuant to the DRP. For a more complete description of the various fees and expenses borne directly and indirectly by the Company, see “Company and Fund Expenses,” “Management and Incentive Fees” and “Purchases of Shares.”

(1)	As a percentage of the Company’s public offering price per Share. “Sales Load” includes selling commissions and dealer manager fees of 6.0% and 2.0%, respectively, of the Company’s public offering price per Share. In no event will the aggregate selling commissions and dealer manager fees exceed 8.0% of the gross offering proceeds received in this offering.
(2)

As a percentage of the Company’s NAV per Share. Amount reflects estimated offering expenses to be paid by the Company of up to $1.5 million if the Company raises $100.0 million in proceeds (net of the sales load) in this offering during the following twelve months. The offering expenses consist of costs incurred by FS Global Advisor and its affiliates on the Company’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Company’s systems and those of its Selected Broker-Dealers, marketing expenses, salaries and direct expenses of FS Global Advisor’s employees, employees of its affiliates and others while engaged in registering and marketing the Shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Company. Any such reimbursements will not exceed actual expenses incurred by FS Global Advisor. FS Global Advisor is responsible for the payment of our cumulative organization and offering expenses to the extent they exceed

1.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, without recourse against or reimbursement by the Company. In addition, the Company will indirectly bear its pro rata portion of offering costs incurred by the Fund based on its ownership of Fund Shares; however, the Company’s pro rata portion of such costs, combined with organization and offering costs reimbursed by it under the Company Administration Agreement, will not exceed 1.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees. It is expected that offering costs at the Fund level will be de minimis because no Fund Shares are being offered to the public.
(3)	Amount assumes that the Company raises $100.0 million of proceeds (net of the sales load) in this offering during the following twelve months and uses $98.5 million of such proceeds (net of offering expenses) to purchase Fund Shares, that the Fund’s net offering proceeds from such sales equal $98.5 million, that the Fund’s average net assets during such period equal one-half of the net offering proceeds, or $49.25 million, and that the Fund borrows funds equal to 40.0% of its average net assets during such period, or $19.7 million. Actual expenses will depend on the number of Shares sold and the amount of leverage the Fund employs. For example, if the Company were to raise proceeds (net of sales load and offering expenses) significantly less than $98.5 million over the next twelve months, the annual expenses as a percentage of average net assets attributable to Shares would be significantly higher. There can be no assurance that the Company will raise $100.0 million of proceeds (net of the sales load) in this offering during the following twelve months.
(4)	This Management Fee is paid to FS Global Advisor at the Fund level. The Management Fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average daily gross assets during such period, which are assumed to equal 140% of the Fund’s average net assets as described in Note (3) above. The figure in the table is calculated on the basis of the Fund’s assumed average net assets over the following twelve months and illustrates the effect of leverage. Because the Management Fee is based on the Fund’s average daily gross assets, the Fund’s use of leverage will increase the Management Fee paid to FS Global Advisor.
(5)	This Incentive Fee is paid to FS Global Advisor at the Fund level. Based on the Fund’s current business plan, the Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to FS Global Advisor in the following twelve months. However, the Incentive Fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the Incentive Fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments in portfolio companies. The Incentive Fee will be calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on the Fund’s adjusted capital, equal to 2.25% per quarter, or an annualized hurdle rate of 9.00%, subject to a “catch-up” feature. See “Management and Incentive Fees” for a full explanation of how the Incentive Fee is calculated. Because the example above assumes a 5.0% annual return, as required by the SEC, no Incentive Fee would be payable in the following twelve months.
(6)	The Company is not expected to borrow funds, but the Fund may borrow funds to make investments. To the extent that the Fund determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by Shareholders through the Company’s ownership of Fund Shares. The figure in the table assumes the Fund borrows for investment purposes an amount equal to 40.0% of the Fund’s average net assets during such period and that the annual interest rate on the amount borrowed is 3.0%. The Fund’s ability to incur leverage during the following twelve months depends, in large part, on the amount of money the Company is able to raise through the sale of Shares and capital market conditions. Because the Management Fee is based on the Fund’s average daily gross assets, the Fund’s use of leverage will increase the Management Fee paid to FS Global Advisor.
(7)	Other expenses include accounting, legal and auditing fees of the Company and the Fund, as well as the reimbursement of the compensation of the Company’s and Fund’s chief compliance officer and other administrative personnel and fees payable to the Trustees who do not also serve in an executive officer capacity for the Company, the Fund or FS Global Advisor. The amount presented in the table estimates the amounts the Company and the Fund expect to pay during the twelve months following the commencement of the Fund’s operations and does not include preferred pricing arrangements the Company and the Fund may receive from certain parties as newly-formed entities.

THE COMPANY AND THE FUND

The Company is a newly organized, non-diversified, closed-end management investment company that is registered under the 1940 Act. The Company was organized as a Delaware statutory trust on January 28, 2013 and has no operating history. The Company intends to commence operations following satisfaction of the Minimum Offering Requirement. The principal office of the Company is located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, and its telephone number is (215) 495-1150.

The Company’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. The Company will pursue its investment objectives by investing substantially all of the net proceeds from this offering in the Fund. The Fund is a newly organized, non-diversified, closed-end management investment company that is registered under the 1940 Act and has the same investment objectives as the Company. The Fund was organized as a Delaware statutory trust on January 28, 2013 and has no operating history. The Fund intends to commence operations following satisfaction of the Minimum Offering Requirement. The principal office of the Fund and FS Global Advisor is located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, and its telephone number is (215) 495-1150.

The Fund will make the investments described in this prospectus with the proceeds it receives from the sale of Fund Shares to the Company and any other investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Fund. The Fund will invest primarily in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments, which, under normal circumstances, will represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). The Fund will seek to achieve its investment objectives by focusing on a limited number of opportunities across the investment universe that it believes offer potentially exceptional risk-adjusted income and returns as compared to more traditional investment strategies under current and expected economic conditions. By focusing on high conviction investment opportunities, without respect to geographic constraints, and on strategies such as event-driven, special situations and market price inefficiencies, the Fund believes it can create a portfolio that offers high potential income and returns while limiting the risk of the Fund. For a further discussion of the Fund’s principal investment strategies, see “Investment Objectives, Opportunities and Strategies.” There can be no assurance that the Company and the Fund will achieve their investment objectives.

The investment adviser to the Fund is FS Global Advisor. FS Global Advisor oversees the management of the Fund’s activities and is responsible for making investment decisions for the Fund’s portfolio. See “The Adviser.” FS Global Advisor has engaged GSO to act as the Fund’s investment sub-adviser. GSO will assist FS Global Advisor in identifying investment opportunities, will make investment recommendations for approval by FS Global Advisor and will execute on its trading strategies subject to guidelines set by FS Global Advisor. See “The Sub-Adviser.” Responsibility for monitoring and overseeing the Company’s management and operation is vested in the individuals who serve on the Board. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Fund Board. The same individuals serve on the Board and the Fund Board. See “Management of the Company and the Fund.”

THE ADVISER

FS Global Advisor, an investment adviser registered with the SEC under the Advisers Act, serves as the Fund’s investment adviser. FS Global Advisor is an affiliate of Franklin Square Holdings, a national sponsor of alternative investment funds designed for the individual investor. FS Global Advisor is led by substantially the same personnel that form the investment and operations teams of FB Income Advisor, LLC, FS Investment Advisor, LLC and FSIC II Advisor, LLC, the registered investment advisers that manage Franklin Square Holdings’ three other affiliated management investment companies, FS Investment Corporation, FS Energy and Power Fund and FS Investment Corporation II, respectively.

The Fund’s president and chief executive officer, Michael C. Forman, has led FS Global Advisor since its inception. In 2007, he co-founded Franklin Square Holdings with the goal of delivering alternative investment funds, advised by what Franklin Square Holdings believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FS Global Advisor, Mr. Forman currently serves as chairman and chief executive officer of FS Investment Corporation and as chairman, president and chief executive officer of FB Income Advisor, LLC, FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC and FS Investment Corporation II.

FS Investment Corporation and FS Investment Corporation II are focused on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies. FS Investment Corporation commenced operations in January 2009 and had total assets of approximately $4.5 billion as of June 30, 2013. FS Investment Corporation II commenced operations in June 2012 and had total assets of approximately $1.8 billion as of June 30, 2013. FS Energy and Power Fund is focused on generating current income and long-term capital appreciation for shareholders, primarily by making investments in debt and income-oriented equity securities of privately-held U.S. companies in the energy and power industry. FS Energy and Power Fund commenced operations in July 2011 and had total assets of approximately $1.6 billion as of June 30, 2013.

FS Global Advisor’s senior management team has significant experience in private debt, private equity and real estate investing, and has developed an expertise in using all levels of the corporate capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as closed-end management investment companies. FS Global Advisor was staffed with over 40 professionals as of October 1, 2013 and may retain additional investment personnel as the Fund’s activities expand. The Fund believes that the active and ongoing participation by Franklin Square Holdings and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FS Global Advisor’s management team, will allow FS Global Advisor to successfully execute the investment strategies of the Company and the Fund. See “Management of the Company and the Fund” for biographical information regarding FS Global Advisor’s senior management team.

THE SUB-ADVISER

FS Global Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FS Global Advisor believes will aid it in achieving the Fund’s investment objectives. FS Global Advisor has engaged GSO to act as the Fund’s investment sub-adviser. GSO will assist FS Global Advisor in identifying investment opportunities, will make investment recommendations for approval by FS Global Advisor and will execute on its trading strategies subject to guidelines set by FS Global Advisor. GSO, an investment adviser registered with the SEC under the Advisers Act, is a Delaware limited partnership with its principal office located at 345 Park Avenue, New York, New York 10154.

GSO is the credit platform of Blackstone, a leading global alternative asset manager. As of September 30, 2013, GSO and its affiliates, excluding Blackstone, managed approximately $63.3 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, special situations, mezzanine and private equity, making it one of the world’s largest credit-oriented alternative asset managers. GSO’s team of over 235 professionals constitutes one of the largest in the industry, with deep credit expertise and experience across a range of market cycles. GSO’s position within the larger Blackstone organization enhances the firm’s reach and resources, providing access to extensive industry expertise, financial advisory and restructuring capabilities, new sources of capital and a vast global network. As the Fund’s sub-adviser, GSO makes recommendations to FS Global Advisor in a manner that is consistent with its existing investment and monitoring processes.

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $248.1 billion as of September 30, 2013. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly-traded limited partnership that has common units which trade on the New York Stock Exchange under the symbol “BX.” Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov.

USE OF PROCEEDS

Substantially all of the net proceeds from the sale of Shares are to be invested in the Fund as of the date of the Weekly Closing on which such proceeds are received by the Company. The Company expects that following receipt of the net offering proceeds by the Fund, the Fund will invest such proceeds as soon as practicable in accordance with the Company’s and the Fund’s investment objectives and strategies and consistent with market conditions and the availability of suitable investments. Any assets of the Company not invested in the Fund will be de minimis amounts of cash or cash equivalents used to meet its ongoing expenses. There can be no assurance that the Company will be able to sell all the Shares it is offering. If the Company sells only a portion of the Shares it is offering, the Company and the Fund may be unable to achieve their investment objectives.

The table below sets forth the Company’s estimate of how it intends to use the gross proceeds from this offering. Information is provided assuming that the Company sells the maximum number of Shares registered in this offering, or 300,000,000 Shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the Shares and the actual number of Shares the Company sells in this offering. The public offering price will equal the Company’s NAV per Share plus selling commissions and dealer manager fees. The table below assumes that Shares are sold at the initial offering price of $10.87 per Share. Such amount is subject to increase or decrease based upon, among other things, the Company’s NAV per Share.

Pursuant to the Expense Reimbursement Agreements, Franklin Square Holdings has agreed to reimburse the Company and the Fund for expenses in an amount that is sufficient to ensure that no portion of Company Ordinary Distributions or Fund Ordinary Distributions, as applicable, will be paid from offering proceeds or borrowings. Although Franklin Square Holdings may terminate the Expense Reimbursement Agreements at any time, it has indicated that it expects to continue such reimbursements until it deems that the Company and the Fund have achieved economies of scale sufficient to ensure that each bears a reasonable level of expenses in relation to its income. In the event that the Expense Reimbursement Agreements are terminated, the Company and the Fund may pay Company Ordinary Distributions or Fund Ordinary Distributions, as applicable, from offering proceeds or borrowings. In addition, the Company and the Fund have not established limits on the use of proceeds from this offering or the amount of funds each may use from available sources to make distributions to Shareholders and Fund Shareholders, respectively.

The amounts in the table below assume that the full selling commissions and dealer manager fees are paid on all Shares offered to the public on a best efforts basis. All or a portion of the selling commissions and dealer manager fees may be reduced or eliminated in connection with certain categories of sales, such as sales for which a volume discount applies, and sales to the Company’s affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the per Share purchase price but will not affect the amounts available to the Company for investment in the Fund.

In addition, under the terms of the Company Administration Agreement, upon satisfaction of the Minimum Offering Requirement, FS Global Advisor will be entitled to receive 1.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, until all organization and offering costs funded by FS Global Advisor or its affiliates (including Franklin Square Holdings) on behalf of the Company have been recovered. The Company expects to reimburse approximately 0.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, for accountable due diligence expenses, which are included as part of the reimbursement of organization and offering expenses.

Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering.

	Maximum Offering
	Amount	%
Gross proceeds	$3,261,000,000	N/A
Less:
Selling commissions(1)	$195,750,000	6.0%
Dealer manager fees(1)	$65,250,000	2.0%

Net proceeds after sales load(2)	$3,000,000,000	100.0%
Less:
Offering expenses(2)	$45,000,000	1.5%

Net proceeds/amount available for investments(2)	$2,955,000,000	98.5%

(1)	As a percentage of the Company’s public offering price per Share. Estimated amounts have been rounded for ease of presentation. In no event will the aggregate selling commissions and dealer manager fees exceed 6.0% and 2.0%, respectively, of the gross offering proceeds received in this offering.
(2)	As a percentage of the Company’s NAV per Share.

INVESTMENT OBJECTIVES, OPPORTUNITIES AND STRATEGIES

Investment Objectives

The Company’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. There can be no assurance that the Company will achieve its investment objectives.

The Company will seek to achieve its investment objectives by investing substantially all of its assets in the Fund. Any assets of the Company not invested in the Fund will be de minimis amounts of cash or cash equivalents used to meet its ongoing expenses. All investments are made at the Fund level; therefore, the Company’s investment results will correspond directly to the investment results of the Fund.

Investment Opportunities and Strategies

The Fund believes that weak global economic growth, fiscal austerity and financial and sovereign deleveraging will continue to challenge traditional asset classes and strategies over the next several years. However, this environment may create numerous investment opportunities for investment vehicles with non-traditional strategies such as the Fund, which will seek to capitalize on market uncertainty. To capitalize on these opportunities and effectively manage risk, the Fund believes that intensive financial analysis and the flexibility to allocate investments across different levels of the capital structure are critical to achieving superior risk-adjusted income and returns relative to other investments with high potential income and returns.

Through a combination of thorough and continuous analysis, the Fund will invest primarily in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments, which, under normal circumstances, will represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). The Fund will seek to achieve its investment objectives by focusing on a limited number of opportunities across the investment universe that it believes offer potentially exceptional risk-adjusted income and returns as compared to more traditional investment strategies under current and expected economic conditions. By focusing on high conviction investment opportunities, without respect to geographic constraints, and on strategies such as event-driven, special situations and market price inefficiencies, the Fund believes it can create a portfolio that offers high potential income and returns while limiting the risk of the Fund. These strategies are described in further detail below.

Event-Driven

The Fund intends to take advantage of dislocations that arise in the markets due to an impending event for which the market’s apparent expectation of value differs substantially from the view of FS Global Advisor and GSO. Event-driven investing requires FS Global Advisor and GSO to make judgments concerning, among other things, (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s loans and securities. Such events may include a looming debt maturity or default, merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Event-driven investing depends much more heavily on FS Global Advisor’s and GSO’s ability to successfully predict the outcomes of these events than on underlying macroeconomic fundamentals such as the level of interest rates or gross domestic product. As a result, successful event-driven strategies may offer substantial diversification benefits and the ability to generate performance in uncertain market environments. The Fund’s investment strategy revolves around a thorough due diligence process and is based on the belief that a deep understanding of companies and the industries in which they operate is critical to generating positive income and returns.

Special Situations

The Fund intends to invest in special situations in which FS Global Advisor and GSO believe that financial stress has created a mispricing of a company’s securities. Such investment opportunities may include investments in loans, bonds and other securities issued by companies that have defaulted on their debt instruments, have a current or pending covenant violation or have looming debt maturities and may lack the ability to refinance. The Fund will seek to capitalize on these and other situations in which financial stress causes a security to pay higher income due to perceived risk or to trade at a significant discount to its fair value as determined by FS Global Advisor and GSO. In select situations, the Fund may also choose to provide a company under financial stress with a new source of liquidity, through either a loan or other type of investment, which may improve the company’s financial position and is in part intended to augment the income and return on the Fund’s initial investment.

Market Price Inefficiencies

The Fund will seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities for which the income of such investment reflects a higher risk premium or the market price of such investment reflects a lower value than deemed warranted by FS Global Advisor’s and GSO’s fundamental analysis. The Fund believes that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. FS Global Advisor and GSO will seek to allocate capital to these securities that have been mispriced by the market and that they believe represent attractive investment opportunities.

Investments may also include other assets or opportunities that are consistent with the Fund’s event-driven or value approach, provided that such investments are appropriate from a tax, regulatory and operational perspective. The Company’s and the Fund’s investment objectives and strategies are not considered to be fundamental by the Company or the Fund and may be changed without the vote of Shareholders or Fund Shareholders, as applicable, by the Board or Fund Board, as applicable, with at least 60 days’ written notice provided to Shareholders or Fund Shareholders.

Portfolio Composition

Securities

The Fund may invest in both public and private U.S. and non-U.S. debt and equity securities, including, without limitation, senior secured, second lien and unsecured loans, secured and unsecured bonds, loans made to companies involved in bankruptcy or insolvency proceedings (including debtor-in-possession loans), loans made to refinance distressed companies, securities issued by both the U.S. Treasury and foreign governments, derivatives, structured products, convertible bonds, preferred stock and any other type of credit or equity investment that is consistent with the Fund’s investment objectives. In making these investments, the Fund will seek to purchase the limited number of investments across the investment universe that FS Global Advisor and GSO believe are mispriced and offer the potential for exceptional risk-adjusted returns.

Geography

The Fund intends to invest primarily in those countries where creditors’ rights are protected by law, such as countries in North America and Western Europe, although in select situations the Fund may invest in securities of issuers domiciled elsewhere. The geographic areas of focus are subject to change from time to time and may be changed without notice to Shareholders or Fund Shareholders. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in Non-U.S. Securities.

Other Characteristics

The Fund intends to invest in companies regardless of market capitalization and may focus on a relatively small number of issuers. The Fund may invest without limitation in stressed securities or other debt that is in default or the issuers of which are engaged in bankruptcy or insolvency proceedings. The mix of the Fund’s investments at any time will depend on the industries and types of loans and securities FS Global Advisor and GSO believe represent the best risk-adjusted income and returns within the Fund’s investment strategies.

FS Global Advisor and GSO expect that the Fund’s assets will generally be invested in passive positions, although it is possible in certain circumstances the Fund may acquire controlling positions in issuers or seek active participation in the form of representation on creditors’ committees, equity holders’ committees or other groups. In these situations, the Fund will leverage the expertise of FS Global Advisor and GSO to seek preservation or enhancement of the Fund’s investment position.

The Fund may hold select and potentially significant positions in equity securities, including common stock and convertible securities, or other assets that the Fund receives in exchange for its credit instruments as part of a reorganization process, and may hold those assets until such time as the Fund believes that a disposition is most advantageous. Such assets, to the extent received as part of a reorganization process, will be considered “credit instruments” for purposes of the Fund’s intention to invest, under normal market circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments.

The Fund’s portfolio may consist of both long and short positions. The Fund may also, among other things, use hedging techniques when appropriate from time to time; however, the Fund is under no obligation to do so. Hedging techniques may include capital structure arbitrage to take advantage of inefficiencies in the pricing between securities of the same or affiliated issuers or short positions in debt or equity securities expressed in either the cash or derivatives markets. The Fund may also use derivatives to hedge its foreign currency exposure resulting from its holdings of Non-U.S. Securities and may use various indices to hedge the Fund’s portfolio during certain market cycles.

The Fund may invest its excess funds in money market instruments, commercial paper, certificates of deposit and bankers’ acceptances, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.

Investment Philosophy

The Fund will seek to achieve its investment objectives by focusing on a limited number of opportunities across the investment universe that it believes offer potentially exceptional risk-adjusted income and returns as compared to more traditional investment strategies under current and expected economic conditions. By focusing on high conviction investment opportunities, without respect to geographic constraints, and on strategies such as event-driven, special situations and market price inefficiencies, the Fund believes it can create a portfolio that offers high potential income and returns while limiting the risk of the Fund. The investment philosophy employed by FS Global Advisor and GSO on behalf of the Fund revolves around a disciplined credit review process and is based on the belief that a deep understanding of companies and the industries in which they operate is critical to generating positive income and returns. In pursuing this philosophy, the Fund will seek to leverage the combined expertise and strength of FS Global Advisor and GSO as highlighted more fully below.

Global platform with seasoned investment professionals. The Fund believes that the breadth and depth of experience of FS Global Advisor’s management team and GSO’s investment team, together with the wider resources of Blackstone, and their relationships within the investment community will provide a significant competitive advantage to the Fund in identifying and analyzing attractive investment opportunities worldwide.

Disciplined, income-oriented investment philosophy. FS Global Advisor and GSO will employ a defensive investment approach focused on long-term credit performance, income generation and capital appreciation. This investment approach involves a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This approach is designed to maximize current yield and capital appreciation, while minimizing the risk of capital loss.

Expertise across all levels of the corporate capital structure. FS Global Advisor and GSO believe that their broad expertise and experience investing at all levels of a company’s capital structure will afford them numerous tools to manage risk, while preserving the opportunity for attractive income and returns on the Fund’s investments. In particular, GSO has a long track record of developing creative, value-added solutions to address a company’s capital structure requirements, and is recognized for its specialized credit expertise and as a leading global leveraged finance franchise. The Fund will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

The Investment Process

FS Global Advisor and GSO will employ a rigorous investment process to identify, evaluate, underwrite, monitor and exit all investment opportunities on behalf of the Fund. FS Global Advisor’s and GSO’s investment professionals have extensive experience in corporate work-outs, liquidations, reorganizations, bankruptcies and insolvencies. With over 235 professionals throughout the world as of September 30, 2013, GSO’s scale and credit expertise provide access to an established platform for evaluating investments, managing risk and focusing on opportunities that seek to generate attractive returns with appropriate levels of risk.

Identification

FS Global Advisor and GSO will seek to identify and refine an initial broad set of investment prospects and the Fund intends to invest in the limited number of opportunities among these prospects which FS Global Advisor and GSO believe will offer potentially exceptional risk-adjusted income and returns. These opportunities are expected to represent high conviction investment ideas of FS Global Advisor and GSO. In identifying and refining the universe of investment opportunities, FS Global Advisor and GSO will utilize their expertise across a range of credit strategies, including leveraged loans, high-yield bonds, distressed debt, mezzanine lending and rescue financing. FS Global Advisor will seek to leverage GSO’s significant access to transaction flow, along with its global trading platform and network of relationships with commercial and investment banks, finance companies, equity sponsors and other investment funds. GSO’s scale provides the Fund with the ability to opportunistically identify market price inefficiencies and special situations. In addition, GSO’s ability to provide financing solutions not otherwise available in the credit markets allows the Fund to create unique event-driven and special situation opportunities.

Evaluation

Initial Review. FS Global Advisor has engaged GSO to identify and evaluate investment opportunities for its approval. In GSO’s initial review of an investment opportunity, GSO first determines whether the investment meets the Fund’s basic investment objectives. GSO will also evaluate other guidelines specified by FS Global Advisor to determine whether the investment offers sufficient probability of attractive income and returns with acceptable downside risk.

Credit Analysis. A comprehensive credit analysis is conducted and continuously maintained by GSO. Before undertaking an investment, GSO will conduct a thorough due diligence review of the opportunity to ensure the investment fits the Fund’s investment strategy, which may include:

•

a full analysis to determine the presence of a catalyst for a corporate event such as a looming debt maturity, default or merger and the likelihood that an event will occur and the impact such event will have on the value of a company’s securities;

•	fundamental analysis to capitalize on market price inefficiencies by investing in securities for which the market price of such investments reflects a higher or lower value than deemed warranted;

•	operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•	a review of information furnished by the target company and external sources, including rating agencies, if applicable;

•	a review of industry dynamics, competitive landscape and global macroeconomic conditions affecting the target company;

•	a detailed analysis of regulatory, tax and legal matters, including applicable local laws and creditors’ rights;

•	on-site visits, if deemed necessary;

•	in certain circumstances, background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals and environmental or other industry consultants, if necessary;

•	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

Double Underwriting

FS Global Advisor and GSO intend to implement a double underwriting process through which, prior to undertaking an investment, the opportunity will be evaluated and approved by both FS Global Advisor’s and GSO’s investment committees in order to arrive at high conviction investment opportunities.

GSO’s Recommendation. GSO seeks to maintain a defensive approach toward its investment recommendations by emphasizing risk control in its transaction process, which includes (i) the pre-review of each opportunity by one of its portfolio managers to assess the general quality, value and fit relative to the Fund’s portfolio, (ii) a focus on preservation of capital in varying economic environments and (iii) approval of investment recommendations by GSO’s investment committee.

FS Global Advisor’s Approval. After completing its internal transaction process, GSO will make formal recommendations for evaluation and approval by FS Global Advisor. In connection with its recommendation, GSO will transmit relevant underwriting material and other information that GSO and FS Global Advisor determine to be pertinent to the decision-making process. In addition, GSO will make its personnel available to answer inquiries by FS Global Advisor in connection with its recommendations. The approval of an investment will require unanimous approval of the members of FS Global Advisor’s investment committee.

Monitoring

Portfolio Monitoring. FS Global Advisor, with the help of GSO, will monitor the portfolio with a focus toward anticipating negative credit events or other adverse outcomes that may affect the value of the Fund’s investments. Ongoing due diligence may include working closely with the lead equity sponsor, portfolio company financial advisors, portfolio company management, third-party consultants or advisors and other creditors to discuss a portfolio company’s financial position, compliance with covenants, financial requirements, execution of such portfolio company’s business plan and any other factors that may affect the likelihood of certain events which are expected to impact the value of securities held by the Fund. In addition, depending on the size, nature and performance of the investment, the Fund may be entitled to occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

FS Global Advisor and GSO may obtain financial and other reports from the Fund’s privately held portfolio companies. FS Global Advisor and GSO will use this data, combined with due diligence, which may include information gained through contact with the portfolio company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the portfolio company’s operating performance and prospects.

Valuation Process. At the close of each business day, FS Global Advisor will value the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which are developed by the Fund’s valuation committee and approved by the Fund Board. Portfolio securities and other assets for which market quotes are readily available will be valued at market value. In circumstances where market quotes are not readily available, the Fund Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Global Advisor. On a quarterly basis, the Fund Board will review the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Fund’s valuation process. Valuations of Fund investments will be disclosed quarterly in reports filed with the SEC. See “Determination of Net Asset Value.”

Exit of Investment Positions

The Fund expects that a large portion of the investments in its portfolio, if not the entirety of its portfolio, may be sold in actively-traded secondary markets. However, such secondary, over-the-counter (“OTC”) markets are less transparent and liquid than the exchange-traded marketplace. The Fund will generally seek to exit an investment position after the event, special situation or market price inefficiency has been resolved; however, the Fund may seek to exit an investment position prior to any such resolution. For less liquid positions, the Fund intends to primarily invest in companies where there is an identifiable catalyst for an event which presents attractive exit possibilities, including repayment of the Fund’s investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Borrowings

The Fund is permitted to borrow using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, reverse repurchase agreements or other forms of synthetic leverage. Subject to prevailing market conditions, the Fund may add financial leverage to its portfolio representing up to 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred stock) of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options, the leverage incurred in securities lending and other derivative transactions or short selling, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s total assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, swaps, futures and forward contracts, options, securities lending arrangements and other derivative transactions or short selling will not be counted against the foregoing limits under the 1940 Act, but the assets used to “cover” may not be counted as part of the Fund’s total assets for purposes of the 33 1/3% and 50% limits. The Fund will “cover” its derivative positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to a transaction; otherwise, the transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of FS Global Advisor, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

The use of leverage creates an opportunity for increased income and return for Fund Shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of and distributions on Fund Shares. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more nationally recognized statistical rating organizations (“NRSROs”) and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede FS Global Advisor in managing the Fund’s portfolio in accordance with its investment objectives and strategies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment income and returns. In addition, the Fund expects that any notes it issues or credit facility/commercial paper program it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause FS Global Advisor to make different investment decisions than if there were no such restrictions and could limit the ability of the Fund Board and Fund Shareholders to change fundamental investment policies.

TYPES OF INVESTMENTS AND RELATED RISKS

Investing in the Company involves risks, including the risk that an investor may receive little or no return on his, her or its investment or that an investor may lose part or all of such investment. Therefore, investors should consider carefully the following principal risks before investing in the Company. Certain of the risks discussed below relate to the investments generally made by the Fund. These risks will, in turn, have an effect on the Company through its investment in the Fund. Also discussed below are risks relating solely to an investment in the Company and the Shares. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Company and the Shares. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Company. In addition, as the investment program of the Company or the Fund changes or develops over time, an investment in the Company may be subject to risks not described in this prospectus. The Company will update this prospectus to account for any material changes in the risks involved with an investment in the Company.

Risks Relating to Investment Strategies and Fund Investments

Special Situations, Distressed and Event-Driven Investing Risk. The Fund intends to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant income and returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is particularly high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may also invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macroeconomic event impacting relevant markets) or an event that is specific to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the Fund to make judgments concerning (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, significant losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Fund had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring, which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

Market Price Inefficiency Risk. The Fund will seek investment opportunities based on what FS Global Advisor and GSO perceive as market inefficiencies. However, recognizing market inefficiencies requires a high level of market expertise and is inherently difficult because it requires the recognition of information that the majority of market participants have not identified. The Fund may not effectively recognize market inefficiencies, and even if it does, the market may not correct as the Fund predicts, either of which could result in significant losses to the Fund.

Limited Portfolio Companies Risk. The Fund will seek to achieve its investment objectives by focusing on a limited number of opportunities across the investment universe that it believes offer potentially exceptional risk-adjusted income and returns as compared to more traditional investment strategies under current and expected economic conditions. As a result, the Fund’s portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under Subchapter M of the Code, the Fund does not have fixed guidelines for diversification, and while the Fund is not targeting any specific industries, the Fund’s investments may be concentrated in relatively few industries or portfolio companies. As a result, the aggregate income and returns the Fund realizes may be significantly adversely affected if a small number of investments perform poorly or if the Fund needs to write down the value of any one investment. Additionally, a downturn in any particular industry in which the Fund is invested could also significantly impact the aggregate income and returns it realizes.

Debt Instruments Risk. The Fund may invest in loans and other types of debt instruments and securities. Such investments may be secured, partially secured or unsecured and may be rated or unrated, and whether or not rated, may have speculative characteristics. Changes in interest rates generally will cause the value of fixed rate debt investments held by the Fund to vary inversely to such changes. Debt investments with longer terms to maturity or duration are subject to greater volatility than investments in shorter-term obligations. The issuer of a debt security or instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also “—Risks Relating to Investment Strategies and Fund Investments—Credit Risk.”

The Fund may invest in loans and other similar forms of debt. Such forms of indebtedness may be different from traditional debt securities in that debt securities are typically part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Fund participates may have different and sometimes superior rights to those of the Fund. Where the Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Fund enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances the Fund will benefit from any set-off between the lender and the borrower. Claims by third parties arising from these and other risks may be borne by the Fund.

Senior Loan Risk. In most circumstances, senior loans are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. In instances where borrowers are not required to hedge their interest rate exposure under the terms of the applicable loan documents, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally.

Senior loans usually include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

The Fund will typically acquire senior loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the senior loan and with regard to any associated collateral.

Senior loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in senior loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Subordinated and Unsecured or Partially Secured Loan Risk. The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Non-Performing and Distressed Nature of Debt. It is anticipated that certain debt instruments purchased by the Fund will be non-performing and possibly in default. Furthermore, the borrower or relevant guarantor may also be in bankruptcy or liquidation. The Fund may also invest in debt instruments that are performing but are currently distressed and have a high risk of becoming non-performing. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.

The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

Credit Risk. The Fund’s debt investments will be subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. As discussed above under

“—Risks Relating to Investment Strategies and Fund Investments—Subordinated and Unsecured or Partially Secured Loan Risk,” the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Credit Ratings Risk. Credit ratings represent only the opinion of the rating agency with respect to the ability of a company to make principal and interest payments on its securities. In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value. Further, there may be limits on the effectiveness of the rating agencies’ financial models. For these and other reasons, a credit rating may not fully reflect the risks inherent in the relevant security. Further, a rating agency may have a conflict of interest with respect to a security for which it assigns a particular rating. For example, if the issuer or sponsor of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. In other words, a security or an issuer may maintain a certain credit rating even though conditions have deteriorated or improved since the rating was issued. Consequently, credit ratings should not necessarily be relied upon as an indicator of investment quality. If a rating agency changes the rating assigned to one or more of the Fund’s investments, the Fund is not required to sell the relevant securities.

Covenant Breach Risk. A borrower may fail to satisfy financial or operating covenants imposed by the Fund or other lenders, which could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize such company’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting company.

Prepayment and Maturity Extension Risk. Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations the Fund invests in from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income, which may be taxable as ordinary income to investors. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

No Control Over Portfolio Companies. The Fund does not expect to control most of its portfolio companies, although its debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, the Fund is subject to the risk that a portfolio company in which it invests may make business decisions with which it disagrees and the management of such company, as representatives of the holders of its common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor. A portfolio company may make decisions that could decrease the value of the Fund’s portfolio holdings. The Fund may not be able to dispose of its interests in its portfolio companies as readily as it would like or at an appropriate valuation, if it invests in non-traded companies. In addition, where the Fund is entitled to occupy a seat on the board of a portfolio company, such involvement may prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of its debt investments as equity.

High-Yield Instruments Risk. The Fund may invest in debt securities and instruments that are classified as “higher-yielding” (and, therefore, higher-risk) investments. In most cases, such investments will be rated below investment grade by NRSROs or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the OTC marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly-traded equity securities, making it more difficult to hedge the risks associated with such investments. The market for high-yield securities periodically experiences periods of significant volatility and reduced liquidity, which may make it difficult for the Fund to sell such securities or could result in the Fund receiving lower prices for such securities than those used in calculating the Fund’s NAV. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high-yield debt securities.

Mezzanine Investments Risk. The Fund may invest in mezzanine debt instruments, which are expected to be unsecured and made in companies with capital structures having significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the company’s assets, some or all of such terms may not be part of particular investments and the mezzanine debt will be subordinated in recovery to senior classes of debt in the event of a default. Mezzanine investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to any collateral securing the obligations.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value,” or determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and its “conversion value,” or the security’s worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Equity Securities Risk. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of holders of common stock and are likely to have varying types of priority over holders of preferred and convertible stock.

Dividends. The Fund may invest in equity securities from time to time. Dividends relating to these equity securities may not be fixed, but may be declared at the discretion of a portfolio company’s board of directors. There is no guarantee that a company in which the Fund invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time.

Derivatives Risk. The Fund’s derivative investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the counterparty to the transaction, known as “counterparty risk”; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Derivative investments generally give rise to a form of financial leverage, which will magnify the Fund’s risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of FS Global Advisor and GSO to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

As discussed further below under “—Risks Relating to the Fund’s Investment Program—Legal and Regulatory Risks,” the Dodd-Frank Act could, depending on future rulemaking by regulatory agencies, impact the use of derivatives. The Dodd-Frank Act is intended to regulate the OTC derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Future rulemaking to implement these requirements could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund.

Swap Risk. The Fund may also invest in credit default swaps, total return swaps and interest rate swaps. Such transactions are subject to market risk, liquidity risk, counterparty risk and risk of imperfect correlation between the value of such instruments and the underlying assets, and may involve commissions or other costs. When buying protection under a swap, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. However, when selling protection under a swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however, there is no guarantee that the swap market will continue to provide liquidity. If FS Global Advisor and GSO are incorrect in their forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

Options and Futures Risk. The Fund may utilize options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.

The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Engaging in transactions in futures contracts involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to FS Global Advisor’s and GSO’s ability to predict correctly the direction of movements in the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Structured Products Risk. The Fund may invest in structured products, consisting of collateralized loan obligations (“CLOs”) and credit-linked notes. Holders of structured products bear the risks of the underlying investments, index or reference obligation and are subject to issuer repayment and counterparty risks.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. As a result, investments in CLOs and credit-linked notes may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Debt Obligations. Cash flows in a collateralized debt obligation (“CDO”) are split into two or more tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the underlying pool of bonds and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CDO securities as a class. Normally, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities may not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by an NRSRO; (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidations due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Risk of Leveraged Loan Market Price Decline. Prior to the onset of the financial crisis, CLOs holding corporate loans, hedge funds and other highly leveraged investment vehicles comprised a substantial portion of the market for purchasing and holding first and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is the Fund’s understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure.

Conditions in the leveraged loan market may experience similar disruption or deterioration, which may cause pricing levels to similarly decline or be volatile. As a result, the Fund may suffer unrealized depreciation and could incur realized losses in connection with the sale of the Fund’s syndicated loans, which could have a material adverse impact on the Fund’s business, financial condition and results of operations.

When-Issued Securities and Forward Commitments. Securities may be purchased on a “forward commitment” or “when-issued” basis, meaning securities are purchased or sold with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Repurchase Agreements Risk. Subject to its investment objectives and strategies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund may seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk. The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, economic events within the U.S. may negatively impact the value of U.S. government debt securities. See “—Risks Relating to the Fund’s Investment Program—U.S. Credit Rating and European Economic Crisis Risk.”

Counterparty Risk. The Fund’s investments may be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions. The Fund may be subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, it is expected that all securities and other assets deposited with such broker or dealer will be clearly identified as being assets of the fund and hence such entity should not be exposed to a credit risk with regard to such parties. However, it may not always be possible to achieve this and the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount may be less than the amounts owed to the Fund. Such events would have an adverse effect on the Fund’s NAV.

The Fund’s investments may be structured through the use of OTC options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on the Fund and its NAV.

Liquidity Risk. The Fund may invest without limit in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities may also be more difficult to value, especially in challenging markets. FS Global Advisor’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period.

Valuation Risk. Unlike publicly-traded common stock which trades on national exchanges, there is no central place or exchange for the securities or instruments in which the Fund intends to invest. Loans, bonds and certain other debt securities, for example, generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans, bonds and certain other debt securities may carry more risk than that of common stock which trades on national exchanges. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan, bond or other debt security is sold in the market, the amount received by the Fund is less than the value of such loan, bond or other debt security carried on the Fund’s books.

Leverage Risk. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, reverse repurchase agreements or other forms of synthetic leverage. Subject to prevailing market conditions, the Fund may add financial leverage to its portfolio representing up to 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred stock) of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options, the leverage incurred in securities lending and other derivative transactions or short selling, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s total assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, swaps, futures and forward contracts, options, securities lending arrangements and other derivative transactions or short selling will not be counted against the foregoing limits under the 1940 Act, but the assets used to “cover” may not be counted as part of the Fund’s total assets for purposes of the 33 1/3% and 50% limits. The Fund will “cover” its derivative positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to the transaction; otherwise, this transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of FS Global Advisor, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

The Fund’s use of leverage could create the opportunity for a higher income and return for investors but would also result in special risks for investors and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Fund’s income and return may be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Fund’s income and return will be less than if leverage had not been used. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed.

Illustration. The following table illustrates the effect of leverage on returns from an investment in Fund Shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $68.95 million in average total assets, (ii) a weighted average cost of funds of 3.0%, (iii) $19.7 million in borrowings outstanding and (iv) $49.25 million in Fund Shareholders’ equity. In order to compute the “Corresponding return to Fund Shareholders,” the “Assumed Return on the Fund’s Portfolio (net of expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to Fund Shareholders. The return available to Fund Shareholders is then divided by Fund Shareholders’ equity to determine the “Corresponding return to Fund Shareholders.” Actual interest payments may be different.

Assumed Return on the Fund’s Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to Fund Shareholders	(15.2%)	(8.2%)	(1.2%)	5.8%	12.8%

Similarly, assuming (i) $68.95 million in average total assets, (ii) a weighted average cost of funds of 3.0%, and (iii) $19.7 million in borrowings outstanding, the Fund’s assets would need to yield an annual return (net of expenses) of approximately 0.86% in order to cover the annual interest payments on the Fund’s outstanding borrowings.

Contingent Liabilities. From time to time the Fund may incur contingent liabilities in connection with an investment. For example, the Fund may purchase a revolving credit facility from a lender that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Fund would be obligated to fund the amounts due. The Fund may also enter into agreements pursuant to which it agrees to assume responsibility for default risk presented by a third party, and may, on the other hand, enter into agreements through which third parties offer default protection to the Fund.

Cost of Capital and Net Investment Income Risk. If the Fund uses debt to finance investments, its net investment income may depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, the Fund can offer no assurance that a significant change in market interest rates will not have a material adverse effect on the Fund’s net investment income. In periods of rising interest rates when it has debt outstanding, the Fund’s cost of funds will increase, which could reduce the Fund’s net investment income. The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit its ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments, particularly to the extent that it holds floating rate debt securities. Accordingly, an increase in interest rates would make it easier for the Fund to meet or exceed the Incentive Fee hurdle rate and may result in a substantial increase of the amount of Incentive Fees payable to FS Global Advisor with respect to pre-incentive fee net investment income. See “Management and Incentive Fees.”

Bankruptcy and Other Proceedings. Certain debt securities in which the Fund invests could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In addition, under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. If the Fund, FS Global Advisor or GSO is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or investors of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Lender Liability Risk. A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty, whether implied or contractual, of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or investors. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, FS Global Advisor or GSO may hold equity or other interests in portfolio companies of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Reinvestment Risk. The Fund may reinvest the cash flows received from a security. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Fund receives upon the maturity or sale of an investment in a portfolio company.

Small-Cap and Mid-Cap Risk. The Fund may invest from time to time in smaller and midsize companies and the securities of such portfolio companies tend to be more volatile and less liquid than those of larger companies. The markets for these securities are also less liquid than those for larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Shares.

Fraud Risk. A major concern when investing in loans and other debt securities is the possibility of a material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable when it makes its investments, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Risks Relating to the Fund’s Investment Program

Market and Economic Risks. The Fund and its portfolio companies may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which they invest or operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Fund’s control and could adversely affect the liquidity and value of its investments, and may reduce the ability of the Fund to make attractive new investments.

In particular, economic and financial market conditions began to significantly deteriorate approximately five years ago as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the long-term effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. The Fund’s investment strategy and the availability of opportunities relies in part on the continuation of certain trends and conditions observed in the market for debt securities and the larger financial markets and, in some cases, on the improvement of such conditions. Although certain financial markets have shown some recent signs of improvement, to the extent economic conditions experienced over the last five years continue, they may adversely impact the investments of the Fund. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by FS Global Advisor, GSO or their affiliates will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

Non-U.S. Securities Risk. Investments in certain Non-U.S. Securities involve factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices, and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; higher rates of inflation; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. The risks of investments in emerging markets, if any, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because Non-U.S. Securities may trade on days when the Shares are not priced, NAV may change at times when Shares cannot be sold.

Foreign Currency Risk. Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Currency Hedging Risk. FS Global Advisor and GSO may seek to hedge all or a portion of the Fund’s foreign currency risk. However, FS Global Advisor and GSO cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Arbitrage Risk. The Fund may engage in capital structure arbitrage and other arbitrage strategies. Arbitrage strategies entail various risks, including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions. In addition, hedging is an important feature of capital structure arbitrage. There is no guarantee that FS Global Advisor and GSO will be able to hedge the Fund’s investment portfolio in the manner necessary to employ successfully the Fund’s strategy.

U.S. Credit Rating and European Economic Crisis Risk. In August 2011, Standard & Poor’s Ratings Services (“S&P”), lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+”. In June 2012, S&P affirmed this “AA+” rating. In January 2012, S&P lowered its long-term sovereign credit ratings for France, Italy, Spain and six other European countries, which has negatively impacted global markets and economic conditions. In addition, in April 2012, S&P further lowered its long-term sovereign credit rating for Spain. Recent U.S. budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. The impact of any further downgrade to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. There can be no assurance that future fiscal or monetary measures to aid economic recovery will be effective. These developments and reactions of the credit markets toward these developments could cause interest rates and borrowing costs to rise, which may negatively impact the Fund’s ability to obtain debt financing on favorable terms. In addition, any adverse economic conditions resulting from any further downgrade of the U.S. government’s sovereign credit rating or the economic crisis in Europe could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Eurozone Risk. The Fund may invest from time to time in European companies and companies that may be affected by the Eurozone economy. Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of Greek sovereign debt have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals, which are still under consideration and unclear in material respects, for support of affected countries and the Euro as a currency. The outcome of this situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Fund in European companies, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies in affected countries, could also have material adverse effects on the Fund.

Market Developments. Although the market is not currently experiencing the same levels of disruption as during 2008 to 2009, extreme volatility or market disruption may recur in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain borrowers may, due to macroeconomic conditions, be unable to repay loans or other indebtedness during this period. A borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the loans and foreclosure on its assets, to the extent such loans or indebtedness are secured, which could trigger cross-defaults under other agreements and jeopardize the borrower’s ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if one of the borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such borrower, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans or other debt instruments and the value of its equity investments.

These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments, including rising interest rates, could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to investors. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund’s NAV.

Economic Recession or Downturn Risk. Many of the Fund’s portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay the Fund’s debt investments during these periods. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. Adverse economic conditions may also decrease the value of any collateral securing its senior secured or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

Legal and Regulatory Risks. Legal and regulatory changes could occur which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change may continue.

The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses, including provisions that would significantly alter the regulation of commodity interests and comprehensively regulate the OTC derivatives markets for the first time in the United States The Dodd-Frank Act and the rules to be promulgated thereunder may negatively impact the ability of the Fund to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. The implementation of the Dodd-Frank Act will occur over a period of time, and it is unknown in what form, when and in what order significant regulatory initiatives may be implemented or the impact any such implemented regulations may have on the Fund, the markets or instruments in which the Fund invests or the counterparties with whom the Fund conducts business. The effect of the Dodd-Frank Act or other regulatory change on the Fund, while impossible to predict, could be substantial and adverse. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of the Fund.

With respect to Europe, the Financial Stability Board, which monitors and makes recommendations about the global financial system, issued a report in October 2011 that recommended strengthening oversight and regulation of the so-called “shadow banking” system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Fund was considered to be engaged in “shadow banking,” the regulatory and operating costs associated therewith could adversely impact the implementation of the Fund’s investment strategy and returns and may become prohibitive.

Inflation and Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions on the Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to investors.

Deflation risk is the risk that prices throughout the economy decline over time, or the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Interest Rate Risk. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, have a material adverse effect on the Fund’s investment objectives and the Fund’s rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.

Interest rates have recently been at or near historic lows. In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Investment Terms and Timeframe Risk. Delays in investing the net proceeds of this offering may impair the Fund’s performance. The Fund cannot assure an investor that it will be able to identify any investments that meet the Fund’s investment objectives or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest its assets on acceptable terms within the time period that it anticipates or at all, which could harm the Fund’s financial condition and results of operations.

Prior to investing in securities of portfolio companies, the Fund may invest primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which it expects to achieve when the Fund’s portfolio is fully invested in securities meeting its investment objectives. As a result, any distributions that the Fund pays while its portfolio is not fully invested in securities meeting its investment objectives may be lower than the distributions that the Fund may be able to pay when its portfolio is fully invested in securities meeting its investment objectives.

Restrictions on Entering Into Affiliated Transactions. The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without relying on an available exemption or the prior approval of the SEC. For purposes of the 1940 Act, the following persons will be considered an affiliate of the Fund and the Fund will generally be prohibited from buying any securities from or selling any securities to such affiliate: (i) any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities; (ii) any person that owns, directly or indirectly, 5% of the outstanding voting securities of FS Global Advisor or GSO; or (iii) any person in which FS Global Advisor or GSO or a person controlling or under common control with FS Global Advisor or GSO owns, directly or indirectly, 5% of such person’s voting securities. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, holds more than 5% of the voting securities of the Fund, FS Global Advisor or GSO, or is under common control with the Fund, FS Global Advisor or GSO, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into “joint” transactions with such person, absent an available exemption or the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates.

In addition, the Fund will not be permitted to co-invest with certain entities affiliated with FS Global Advisor or GSO in transactions originated by FS Global Advisor or GSO or their respective affiliates unless it first obtains an exemptive order from the SEC or co-invests alongside FS Global Advisor or GSO or their respective affiliates in accordance with existing regulatory guidance and the allocation policies of FS Global Advisor, GSO and their respective affiliates, as applicable. The Fund may seek exemptive relief from the SEC to engage in certain types of co-investment transactions with FS Global Advisor and its affiliates, including FS Investment Corporation, FS Energy and Power Fund and FS Investment Corporation II. However, there can be no assurance that it will obtain such exemptive relief. In addition, because the Fund does not currently intend to seek exemptive relief to engage in co-investment transactions with GSO and its affiliates, it may co-invest with GSO and its affiliates only in accordance with existing regulatory guidance and applicable allocation policies.

In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future joint transactions, FS Global Advisors and GSO may avoid allocating an investment opportunity to the Fund that they would otherwise allocate, subject to FS Global Advisor’s and GSO’s then-current allocation policies and any applicable exemptive orders, and to FS Global Advisor’s and GSO’s obligations to allocate opportunities in a fair and equitable manner consistent with their fiduciary duties owed to the Fund and other accounts advised by FS Global Advisor and GSO and policies related to approval of investments.

Lack of Funds to Make Additional Investments Risk. The Fund may not have the funds or ability to make additional investments in its portfolio companies. After the Fund’s initial investment in a portfolio company, it may be called upon from time to time to provide additional funds to such company or have the opportunity to increase its investment through the exercise of a warrant to purchase common stock. There is no assurance that the Fund will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on the Fund’s part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for it to increase its participation in a successful operation or may reduce the expected return on the investment.

Funding Future Capital Needs Risk. The net proceeds from this offering may be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses such as the Management Fee, Incentive Fee and other fees. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and the Fund may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to it. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, or at all, the Fund’s ability to acquire investments and to expand the Fund’s operations will be adversely affected. As a result, the Fund would be less able to allocate its portfolio among various issuers and industries and achieve its investment objectives, which may negatively impact its results of operations and reduce its ability to make distributions.

Uncertain Exit Strategies. Due to the illiquid nature of some of the positions which the Fund is expected to acquire, as well as the risks associated with the Fund’s investment strategies, the Fund is unable to predict with confidence what the exit strategy may ultimately be for any given investment, or that one will definitely be available. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors.

Other Risks Relating to the Company and the Fund

No Operating History. The Company and the Fund are newly organized, non-diversified, closed-end management investment companies with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Company and the Fund are subject to all of the business risks and uncertainties associated with any new business, including the risk that the Company and the Fund will not achieve their investment objectives.

No Prior Investment Adviser Experience. While FS Global Advisor’s management team consists of substantially the same personnel that form the investment and operations teams of FB Income Advisor, LLC, FS Investment Advisor, LLC and FSIC II Advisor, LLC, the investment advisers to FS Investment Corporation, FS Energy and Power Fund and FS Investment Corporation II, respectively, FS Global Advisor is a new entity and has no prior experience managing a closed-end fund or a RIC. Therefore, FS Global Advisor may not be able to successfully operate the Fund’s business or achieve the Fund’s investment objectives. As a result, an investment in the Shares may entail more risk than the shares of a comparable company with a substantial operating history.

Senior Management Personnel of FS Global Advisor and GSO. Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of FS Global Advisor and GSO. FS Global Advisor, with the assistance of GSO, evaluates, negotiates, structures, executes, monitors and services the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of FS Global Advisor and its senior management team. The departure of any members of FS Global Advisor’s senior management team could have a material adverse effect on the Fund’s ability to achieve its investment objectives. Likewise, the departure of any key employees of GSO may impact its ability to render services to the Fund under the terms of the Investment Sub-Advisory Agreement.

The Fund’s ability to achieve its investment objectives depends on FS Global Advisor’s ability, with the assistance of GSO, to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. FS Global Advisor’s capabilities in managing the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objectives, FS Global Advisor may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. FS Global Advisor may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

In addition, both the Investment Advisory Agreement and the Investment Sub-Advisory Agreement have termination provisions that allow the parties to terminate the agreements without penalty. The Investment Advisory Agreement and the Fund Administration Agreement may be terminated at any time, without penalty, by FS Global Advisor, upon 60 days’ notice to the Fund. The Investment Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by GSO or, if the Fund Board or the holders of a majority of the Fund’s outstanding voting securities determine that the Investment Sub-Advisory Agreement with GSO should be terminated, by FS Global Advisor. If either agreement is terminated, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for the Fund to replace FS Global Advisor or for FS Global Advisor to replace GSO. Furthermore, the termination of either of these agreements may adversely impact the terms of any financing facility into which the Fund may enter, which could have a material adverse affect on the Fund’s business and financial condition.

FS Global Advisor and GSO Relationships. The Fund expects that FS Global Advisor and GSO will depend on their relationships with private equity sponsors, investment banks and commercial banks, and the Fund will rely to a significant extent upon these relationships, to provide it with potential investment opportunities. If FS Global Advisor or GSO fails to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow the Fund’s investment portfolio. In addition, individuals with whom FS Global Advisor and GSO have relationships are not obligated to provide the Fund with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

GSO and Blackstone Conflicts of Interest Policies and Procedures Risk. GSO and Blackstone have various conflicts of interest, which could affect GSO’s performance as investment sub-adviser to the Fund as well as the Company’s and the Fund’s investment performance. See “Conflicts of Interest” in this prospectus and “Management of the Company and the Fund—GSO Potential Conflicts of Interest” in the Statement of Additional Information. Specified policies and procedures implemented by GSO and Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that FS Global Advisor expects to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across Blackstone’s various businesses, Blackstone and GSO have implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund expects to utilize from GSO for purposes of finding attractive investments. For example, Blackstone may come into possession of material non-public information with respect to companies in which its private equity business may be considering making an investment or companies that are Blackstone advisory clients. As a consequence, that information, which could be of benefit to the Fund, might become restricted to those respective businesses and otherwise be unavailable to GSO and the Fund. In addition, certain activities of GSO and its affiliates could restrict the activities of the Fund including, without limitation, the pursuit of investment opportunities.

Certain GSO and Blackstone policies and procedures also relate to allocation of investment opportunities. Other investment vehicles of GSO and Blackstone have strategies similar to that of the Fund. The Fund may not always be allocated investment opportunities in the same manner as such other investment vehicles or at all.

FS Global Advisor Incentive Fee Risk. The Investment Advisory Agreement entitles FS Global Advisor to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay FS Global Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter.

Any Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. FS Global Advisor is not under any obligation to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received.

The Incentive Fee payable by the Fund to FS Global Advisor may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to FS Global Advisor is determined may encourage it to use leverage to increase the return on the Fund’s investments. In addition, the fact that the Management Fee is payable based upon the Fund’s average daily gross assets, which would include any borrowings for investment purposes, may encourage FS Global Advisor to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, since GSO will receive a portion of the advisory fees paid to FS Global Advisor, GSO may have an incentive to recommend investments that are riskier or more speculative.

Shares Not Listed; No Market for Shares. Each of the Company and the Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Company does not currently intend to list the Shares for trading on any securities exchange, and the Company does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Company, unlike an investment in a typical closed-end fund, is not a liquid investment.

The Company believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund’s strategy. With event-driven strategies or similar types of investments, the ability to hold positions—through all manner of market environments—until the occurrence of the anticipated event or catalyst that unlocks value is crucial. Features that interfere with this ability (such as daily redemptions that cause the premature sale of investments) could impair the Fund’s ability to execute its investment strategy. Accordingly, an unlisted closed-end structure helps the Fund achieve its investment objectives. The NAV of the Shares may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Company no matter how poorly the Company performs. Because exchange-traded closed-end funds do not redeem shares, they also could execute the Fund’s buy-and-hold strategy. Because a closed-end fund’s shares can trade at a discount to NAV, they may present a more attractive opportunity to investors.

Closed-end Fund; Liquidity Risks. The Company is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a typical traded investment. An investor should not invest in the Company if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

Competition for Investment Opportunities. The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than it does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.

Purchase Price Risk. The purchase price at which an investor purchases Shares will be determined at each Weekly Closing and will equal the NAV per Share as of such date, plus selling commissions and dealer manager fees. As a result, in the event of an increase in the Company’s NAV per Share, an investor’s purchase price may be higher than the prior Weekly Closing price per Share, and therefore an investor may receive fewer Shares than if an investor had subscribed at the prior Weekly Closing price.

Insufficient Capital Raise Risk. There is no assurance that the Company will raise sufficient proceeds in this offering to allow the Fund to purchase a portfolio of investments allocated among various issuers and industries and generate income sufficient to cover the Fund’s expenses. As a result, the Company and the Fund may be unable to achieve their investment objectives and an investor could lose some or all of the value of his or her investment in the Company.

“Best-Efforts” Offering Risk. This offering is being made on a best efforts basis, whereby FS2 and Selected Broker-Dealers participating in the offering are only required to use their best efforts to sell the Shares and have no firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base.

No Independent Due Diligence Review Risk. FS2 is an affiliate of the Fund and the Company. As a result, its due diligence review and investigation of the Fund, the Company and this prospectus cannot be considered to be an independent review. Therefore, an investor does not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

Inadequate Network of Broker-Dealer Risk. The success of the Company’s continuous public offering, and correspondingly the Fund’s ability to implement its investment objectives and strategies, depends upon the ability of FS2 to establish, operate and maintain a network of Selected Broker-Dealers to sell the Shares. If FS2 fails to perform, the Fund may not be able to raise adequate proceeds through the Company’s continuous public offering to implement the Fund’s investment objectives and strategies. If the Fund is unsuccessful in implementing its investment objectives and strategies, an investor could lose all or a part of his or her investment in the Company.

Fluctuations in Results. The Fund could experience fluctuations in its operating results due to a number of factors, including the Fund’s ability or inability to make investments in companies that meet the Fund’s investment objectives, the interest rate payable on the debt securities it acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Repurchase Risks. The Company has no obligation to repurchase Shares at any time, and repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion. If and when the Company makes repurchase offers, the Company may offer to repurchase Shares at a price that is lower than the price that Shareholders paid for Shares in this offering. As a result, to the extent Shareholders have the ability to sell their Shares to the Company pursuant to a repurchase offer, the price at which a Shareholder may sell Shares, which will be the NAV per Share in effect on the date of repurchase, may be lower than the price that such Shareholder paid for Shares in this offering.

In addition, in the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Company with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Company as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date.

In addition, substantial requests for the Company to repurchase Shares could require the Company to liquidate a portion of its investment in the Fund, which could in turn cause the Fund to have to liquidate a portion of its investment portfolio, in each case more rapidly than otherwise desirable in order to raise cash to fund the repurchases. This could have a material adverse effect on the value of the Shares. Substantial repurchases of Shares could also result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Distributions Payment Risk. The Company cannot assure an investor that the Fund will achieve investment results that will allow the Company to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Company’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to the Company. To the extent that the Company pays distributions to Shareholders using proceeds it receives from Fund distributions, such Company distributions would similarly constitute a return of investor capital and will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities.

Investment Dilution Risk. The Company’s investors do not have preemptive rights to any Shares the Company may issue in the future. The Company’s declaration of trust authorizes it to issue an unlimited number of Shares. A majority of the Board may amend the Company’s declaration of trust. After an investor purchases Shares, the Board may elect to sell additional Shares in the future or issue equity interests in private offerings. To the extent the Company issues additional equity interests after an investor purchases its Shares, an investor’s percentage ownership interest in the Company will be diluted.

Anti-Takeover Risk. The Company’s declaration of trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire it. The Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred shares; and the Board may, without Shareholder action, amend the Company’s declaration of trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give the Shareholders the opportunity to realize a premium over the value of the Shares.

Conflicts of Interest Risk. FS Global Advisor, GSO and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to: the allocation of FS

Global Advisor’s and GSO’s time and resources between the Fund and other investment activities; compensation payable by the Fund to FS Global Advisor and its affiliates; competition with certain affiliates of FS Global Advisor or GSO for investment opportunities; the due diligence review of the Fund and the Company by FS2, which is an affiliate of FS Global Advisor; investments at different levels of an entity’s capital structure by the Fund and other clients of FS Global Advisor and GSO, subject to the limitations of the 1940 Act; differing recommendations given by FS Global Advisor or GSO to the Fund versus other clients; restrictions on FS Global Advisor’s and GSO’s existing business relationships or use of material non-public information with respect to potential investments by the Fund; the formation of additional investment funds or entrance into other investment banking, advisory, investment advisory, and other relationships by FS Global Advisor, GSO or their affiliates; and limitations on purchasing or selling securities to other clients of FS Global Advisor, GSO or their respective affiliates and on entering into “joint” transactions with certain of the Company’s, FS Global Advisor’s or GSO’s affiliates. See “Conflicts of Interest.”

Portfolio Fair Value Risk. Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately-held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated OTC secondary market for institutional investors. As a result, the Fund Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Global Advisor. On a quarterly basis, the Fund Board will review the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Fund’s valuation process. Valuations of Fund investments will be disclosed quarterly in reports filed with the SEC. See “Determination of Net Asset Value.”

Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the Company and, ultimately, its Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items, including receivables, U.S. government securities, the securities of other regulated investment companies and certain other securities.

Risks Relating to Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities, loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to Fund Shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and Fund Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC. So long as the Fund qualifies and remains eligible for RIC treatment under the Code, the Company will be similarly qualified and eligible for RIC treatment if the Company meets the annual distribution requirements applicable to RICs.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Fund Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations. In the event the Fund realizes net capital gains from such liquidation transactions, the Company and, ultimately, its Shareholders, may receive larger capital gain distributions than it or they would in the absence of such transactions.

Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund distributions to Fund Shareholders. OID creates the risk of non-refundable cash payments to FS Global Advisor based on accruals that may never be realized. In addition, the deferral of payment-in-kind (“PIK”) interest also reduces a loan’s loan-to-value ratio at a compounding rate.

Uncertain Tax Treatment. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

MANAGEMENT OF THE COMPANY AND THE FUND

General

Pursuant to the Company’s declaration of trust and bylaws, the Company’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Company’s management and operations. The Board consists of eight members, five of whom are considered Independent Trustees. The same individuals serve on the Board and the Fund Board. The Trustees are subject to removal or replacement in accordance with Delaware law and the Company’s declaration of trust. The initial Trustees serving on the Board have been elected by the organizational shareholders of the Company. The Statement of Additional Information provides additional information about the Trustees.

FS Global Advisor serves as the Fund’s investment adviser pursuant to the terms of the Investment Advisory Agreement and subject to the authority of, and any policies established by, the Fund Board. Pursuant to the Investment Advisory Agreement, FS Global Advisor manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Trustees regularly. FS Global Advisor has engaged GSO to act as the Fund’s investment sub-adviser. GSO is the credit platform of Blackstone, a leading global alternative asset manager. As of September 30, 2013, GSO and its affiliates, excluding Blackstone, managed approximately $63.3 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, special situations, mezzanine and private equity.

The Fund Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation the Fund pays to FS Global Advisor and the compensation FS Global Advisor pays to GSO to determine that the provisions of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, respectively, are carried out.

Investment Personnel

The Company will seek to achieve its investment objectives by investing substantially all of its assets in the Fund. All investment decisions will be made at the Fund level; therefore, the investment personnel for the Fund will be responsible for the Company’s investment results. The management of the Fund’s investment portfolio will be the responsibility of FS Global Advisor and its investment committee, which is currently led by Michael C. Forman, chief executive officer of FS Global Advisor and chairman of its investment committee. The other members of FS Global Advisor’s investment committee are Gerald F. Stahlecker, executive vice president of FS Global Advisor, Zachary Klehr, executive vice president of FS Global Advisor, and Robert Hoffman, executive director of FS Global Advisor. FS Global Advisor’s investment committee must unanimously approve each new investment that the Fund makes. The members of FS Global Advisor’s investment committee are not employed by the Company or the Fund and receive no direct compensation from the Company or the Fund in connection with their portfolio management activities. See “Management and Incentive Fees” for additional information regarding the compensation payable to FS Global Advisor. FS Global Advisor is led by substantially the same personnel that form the investment and operations teams of FB Income Advisor, LLC, FS Investment Advisor, LLC and FSIC II Advisor, LLC, the registered investment advisers that manage Franklin Square Holdings’ three other affiliated management investment companies, FS Investment Corporation, FS Energy and Power Fund and FS Investment Corporation II, respectively.

FS Global Advisor was staffed with over 40 professionals as of October 1, 2013, including the investment committee members noted above. In addition, FS Global Advisor may retain additional investment personnel in the future based upon its needs. Below is biographical information relating to the members of FS Global Advisor’s investment committee and certain members of its management team:

Michael C. Forman has served as the chairman, president and chief executive officer of the Company and the Fund since the inception of each in January 2013, and as the chairman, president and chief executive officer of FS Global Advisor since its inception in January 2013. Mr. Forman also currently serves as chairman, president and chief executive officer of FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II and FSIC II Advisor, LLC and has presided in such roles since each entity’s inception in October 2007, September 2010, September 2010, July 2011 and November 2011, respectively. Mr. Forman also currently serves as the chairman and chief executive officer of FS Investment Corporation and has presided in such roles since its inception in December 2007. Mr. Forman served as president of FS Investment Corporation from its inception in December 2007 until April 2013. In 2007, Mr. Forman co-founded Franklin Square Holdings. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that previously invested in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since its inception. Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia-based law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, where he was a partner from 1991 until leaving the firm to focus exclusively on investments.

In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute (Executive Committee Member), the University of the Arts (Executive Committee Member), the Vetri Foundation for Children (Chairman), the executive committee of the Greater Philadelphia Alliance for Capital and Technologies (PACT), and Murex Investments, Inc., a Pennsylvania-based economic development/venture capital firm, where he chairs the investment committee. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Gerald F. Stahlecker has served as executive vice president of the Company and the Fund since the inception of each in January 2013 and as the executive vice president of FS Global Advisor since its inception in January 2013. Mr. Stahlecker also currently serves as executive vice president of FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II and FSIC II Advisor, LLC and has presided in such roles since January 2010, September 2010, September 2010, July 2011 and November 2011, respectively. Mr. Stahlecker has also served as president of FS Investment Corporation since April 2013 and previously served as its executive vice president from March 2010 to April 2013. Mr. Stahlecker also serves as the executive vice president of Franklin Square Holdings and has presided in such role since January 2010. Mr. Stahlecker was an independent director of FS Investment Corporation and served as a member of its audit committee and as chairman of its valuation committee from the company’s inception in December 2007 to December 2009 when he resigned as a director in order to join the Company’s affiliates, FB Income Advisor, LLC and Franklin Square Holdings. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P. (“Radcliffe”), an SEC-registered investment advisory firm which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P. (“Rose Glen”), a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, a Philadelphia-based law firm, where he practiced corporate and securities law. While at Klehr Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker serves on the board of directors of the Investment Program Association, an industry trade group, and previously served on the board of trustees of The Philadelphia School, where he served as a member of its advancement, finance and investment committees.

Zachary Klehr has served as executive vice president of FS Global Advisor since its inception in January 2013. In this role, he focuses on fund administration, portfolio management, fund operations, research, education and communications. Mr. Klehr also currently serves as executive vice president of FS Investment Corporation, FS Investment Corporation II and FS Energy and Power Fund and has presided in such roles since January 2013. Mr. Klehr has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Investment Advisor, LLC and FSIC II Advisor, LLC, since the later of February 2011 or such entity’s inception date, including as executive vice president since September 2012. Prior to joining Franklin Square Holdings, Mr. Klehr served as a Vice President at Versa Capital Management, a private equity firm with approximately $1 billion in assets under management, from 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle-market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the Executive Office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an Associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and serves on the board of trustees of The Philadelphia School where he is a member of the executive, governance, advancement, finance and investment committees.

Robert Hoffman has served as executive director of FS Global Advisor since July 2013 and previously served as its vice president from its inception in January 2013 to July 2013. Mr. Hoffman has also served as executive director of Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Investment Advisor, LLC and FSIC II Advisor, LLC, and has presided in such roles since July 2013. Mr. Hoffman previously served as vice president of such entities from January 2012 to July 2013. He is responsible for fund management and product team education. Prior to joining Franklin Square Holdings, Mr. Hoffman served at Nomura Corporate Research and Asset Management Inc. for over eleven years, most recently holding the position of Executive Director. At Nomura, Mr. Hoffman was responsible for loan portfolio management and trading and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Mr. Hoffman is a graduate of Columbia University and holds the CFA Institute’s Chartered Financial Analyst designation.

William Goebel has served as chief financial officer of the Company and the Fund since the inception of each in January 2013. Mr. Goebel has also served as chief financial officer of FS Investment Corporation and FS Investment Corporation II since March 2011 and July 2011, respectively, and previously served as chief financial officer of FS Energy and Power Fund from February 2011 to November 2012. Prior to joining the Company, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of RICs, private investment partnerships, investment advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker LLP. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a Certified Public Accountant and holds the CFA Institute’s Chartered Financial Analyst designation.

Stephen S. Sypherd has served as vice president, treasurer and secretary of the Company and the Fund since the inception of each in January 2013 and as the senior vice president and general counsel of FS Global Advisor since its inception in January 2013. Mr. Sypherd also currently serves as vice president, treasurer and secretary of FS Investment Corporation, FS Investment Corporation II and FS Energy and Power Fund and has presided in such roles since January 2013. Mr. Sypherd has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Investment Advisor, LLC and FSIC II Advisor, LLC, since the later of August 2010 or such entity’s inception date, including as senior vice president since December 2011 and general counsel since January 2013. He is responsible for legal and compliance matters across all entities and investment funds of Franklin Square Holdings. Prior to joining Franklin Square Holdings, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal.

Kenneth G. Miller has served as vice president of FS Global Advisor since its inception in January 2013. Mr. Miller has also served in various capacities for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Investment Advisor, LLC and FSIC II Advisor, LLC, since the later of February 2009 or such entity’s inception date, including as vice president since December 2011. He is responsible for fund management, finance, administration and operations. Prior to joining Franklin Square Holdings, Mr. Miller was an analyst in the mergers and acquisitions group within Citigroup’s investment banking division. He earned a B.S. in Finance from Rutgers, The State University of New Jersey, and holds the CFA Institute’s Chartered Financial Analyst designation.

Robert L. Haas has served as vice president of FS Global Advisor since its inception in January 2013. Mr. Haas has served as vice president for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Investment Advisor, LLC and FSIC II Advisor, LLC, since the later of September 2010 or such entity’s inception date. He is responsible for fund management, finance, administration and operations. Prior to joining Franklin Square Holdings, Mr. Haas was an investment team associate at American Capital, Ltd., where he focused on private debt and equity transactions. Mr. Haas earned a B.S. in Finance from Georgetown University’s McDonough School of Business and holds the CFA Institute’s Chartered Financial Analyst designation.

The Statement of Additional Information provides additional information about the compensation of investment personnel, other accounts managed by investment personnel and ownership of Shares by investment personnel.

Key Personnel of GSO

FS Global Advisor has engaged GSO to act as the Fund’s investment sub-adviser pursuant to the Investment Sub-Advisory Agreement. GSO will assist FS Global Advisor in identifying investment opportunities, will make investment recommendations for approval by FS Global Advisor and will execute on its trading strategies subject to guidelines set by FS Global Advisor. In addition, GSO will assist with the monitoring of the Fund’s portfolio. Below is biographical information relating to certain key personnel involved in rendering such services:

Douglas I. Ostrover is a founder of GSO. Prior to forming GSO, Mr. Ostrover was chairman of the Leveraged Finance Group at Credit Suisse. Prior to that, he was global co-head of the Leveraged Finance Group at Credit Suisse. He was responsible for all of Credit Suisse’s origination, distribution and trading activities relating to high yield securities, leveraged loans, high yield credit derivatives and distressed securities. Mr. Ostrover was a member of Credit Suisse’s Management Council and the Fixed Income Operating Committee. Mr. Ostrover joined Credit Suisse in November 2000 when Credit Suisse purchased Donaldson, Lufkin & Jenrette (“DLJ”), where he was head of High Yield and Distressed Sales, Trading and Research. Mr. Ostrover had been a member of DLJ’s high yield team since he joined DLJ in 1992. Mr. Ostrover received a B.A. in Economics from the University of Pennsylvania and an M.B.A. from New York University. He is a member of the board of directors of The Michael J. Fox Foundation.

Daniel H. Smith is a senior managing director at Blackstone. Mr. Smith joined GSO from the Royal Bank of Canada (“RBC”) in 2005. At RBC, Mr. Smith was a managing partner and head of RBC Capital Partners Debt

Investments business, RBC’s alternative investments unit responsible for the management of $2.5 billion in capital and a portfolio of merchant banking investments. Prior to joining RBC, Mr. Smith worked at Indosuez Capital, a division of Credit Agricole Indosuez, where he was the co-head and managing director responsible for management of the firm’s $4.0 billion in CLOs and a member of the investment committee responsible for a portfolio of private equity co-investments and mezzanine debt investments. Previously, Mr. Smith worked at Van Kampen and Frye Louis Capital Management. Mr. Smith received a Masters degree in Management from the J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

Michael Whitman is a senior managing director of Blackstone and Head of the European Business of GSO. He focuses on private and public investment opportunities and is a member of GSO’s Investment Committee. Before joining GSO in 2006, Mr. Whitman was a managing director with Citigroup Private Equity. Prior to joining Citigroup Private Equity, Mr. Whitman worked in Salomon Smith Barney’s High Yield Capital Markets business from 1996 through 2000. From 1994 through 1996, Mr. Whitman was a corporate finance analyst at Salomon Brothers. Mr. Whitman received a B.A. in History from the University of Notre Dame. Mr. Whitman serves as a director of Alcontrol Group, a laboratory services company, Almatis, Inc., a specialty alumina products manufacturer, The Miller Group, a housebuilding and construction company, and Giant Cement Holdings, Inc.

Jason New has been with GSO since 2005 and is a joint portfolio manager of the GSO Special Situations Overseas Fund Ltd., GSO Special Situations Fund LP, and GSO’s rescue lending fund, Blackstone/GSO Capital Solutions Fund. He is a member of the investment committees of these funds. Prior to joining GSO, Mr. New was a director in Credit Suisse’s Leveraged Finance Group, specializing in corporate restructurings. Mr. New joined Credit Suisse in November 2000 when Credit Suisse purchased DLJ, where he was a member of DLJ’s Restructuring Group. Prior to joining DLJ in August 1999, Mr. New was an associate with the law firm Sidley, Austin, Brown & Wood where he practiced bankruptcy law. Mr. New received a J.D. from Duke University School of Law and a B.A., magna cum laude, in Economics from Allegheny College.

Darren Richman is head of research for the GSO Special Situations Overseas Fund Ltd. and GSO Special Situations Fund LP. Mr. Richman focuses on distressed and special situations investments. Before joining GSO in 2006, Mr. Richman worked at DiMaio Ahmad Capital where he was founding member and the co-head of its investment research team. Prior to joining DiMaio Ahmad Capital, Mr. Richman was a vice president and senior special situations analyst at Goldman, Sachs & Co. Mr. Richman began his career with Deloitte & Touche, leaving as a manager in the firm’s Mergers & Acquisitions Services Group. Mr. Richman holds B.S./B.A. degrees in Accounting from the University of Hartford and an M.B.A. from NYU’s Stern School of Business. He was formerly a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Brad Marshall is a managing director and senior portfolio manager at GSO. In his role as senior portfolio manager at GSO, Mr. Marshall oversees the investment sub-advisory services provided to the Fund, FS Investment Corporation, FS Energy and Power Fund and FS Investment Corporation II. Mr. Marshall is a member of GSO’s investment committee. Since joining GSO in 2005, Mr. Marshall has been involved with the portfolio management and the ongoing analysis and evaluation of fixed income investment opportunities. Before joining GSO, Mr. Marshall worked in various roles at RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to his time with RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of Canadian Imperial Bank of Commerce, and, prior to that, he cofounded a microchip verification software company where he served as chief finance officer. Mr. Marshall received an M.B.A. from McGill University in Montreal where he was an Academic All-Canadian and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada.

Akshay Shah is a managing director with GSO. Since joining GSO in 2008, Mr. Shah has been involved in the ongoing analysis and evaluation of primary and secondary debt investments across various industries. He focuses on distressed and special situation investments. Before joining GSO, Mr. Shah was a director in the high-yield and distressed debt group at Lehman Brothers in London, focusing on opportunities across bank loans and bonds. Most recently, he was responsible for the analysis and evaluation of distressed credit situations, including restructurings and insolvencies. Previously, he was involved with the identification of opportunities in the high yield telecom, media and technology universe. Mr. Shah graduated with honors in Economics from Hindu College, Delhi University and Trinity College, Cambridge University. He holds the CFA Institute’s Chartered Financial Analyst designation and serves as a director of Almatis, Inc., a specialty alumina products manufacturer.

Ryan Mollett is a managing director of the hedge fund group with GSO. Since joining GSO in 2011, Mr. Mollett has focused on distressed and special situation investments. Before joining GSO, Mr. Mollett was a director at BlackRock where he served as a senior research analyst in the leveraged finance group. Prior to joining BlackRock, he was a trader at First New York Securities. Mr. Mollett began his career as a consultant focused on restructurings with Gemini Realty Advisors. Mr. Mollett received a B.A. in History from Princeton University and an M.B.A. in Finance and Investment Management from Yale University.

Doug Logigian is a managing director and head trader of the hedge fund group at GSO. Since joining GSO in 2006, Mr. Logigian has been involved in the trading of all public securities for the GSO family of funds. Before joining GSO, Mr. Logigian worked as an associate at Citibank where he was responsible for managing a proprietary book of high yield cash bonds and credit default swaps on the credit trading desk. Mr. Logigian graduated with a B.A. with honors from Harvard University.

Control Persons and Principal Holders of Securities

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company. Each of Michael C. Forman and David J. Adelman has provided 50% of the initial capitalization of the Company and therefore each may be deemed to be a control person because they each own 50% of the outstanding Shares as of the date of this prospectus.

Administrative Services

Pursuant to the Company Administration Agreement and the Fund Administration Agreement, FS Global Advisor oversees the day-to-day operations of the Company and the Fund, respectively, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Company’s and Fund’s corporate operations and required administrative services, which includes being responsible for the financial records which the Company and Fund are required to maintain and preparing reports to Shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Company and the Fund in calculating their respective NAVs, overseeing the preparation and filing of their tax returns and the printing and dissemination of reports to Shareholders, and generally overseeing the payment of the Company’s and Fund’s expenses and the performance of administrative and professional services rendered to the Company and the Fund by others.

Each of the Company and the Fund reimburses FS Global Advisor for its actual costs incurred in providing these administrative services. FS Global Advisor is required to allocate the cost of such services to the Company or the Fund, as applicable, based on objective factors such as total assets, revenues and/or time allocations. At least annually, the Board and the Fund Board will review the amount of the administrative services expenses reimbursable to FS Global Advisor to determine whether such amount is reasonable in relation to the services provided. In making this determination, the Board and the Fund Board will, among other things, compare the total amount paid to FS Global Advisor for such services as a percentage of the Company’s or the Fund’s net assets, as applicable, to the same ratio as reported by other comparable investment companies. Neither the Company nor the Fund will reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

In addition, the Company and the Fund have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including preparing preliminary financial information for review by FS Global Advisor, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Fund and performing certain portfolio compliance testing.

Custodians, Distribution Paying Agent, Transfer Agent and Registrar

State Street Bank and Trust Company, which has its principal office at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Company. State Street Bank and Trust Company and JPMorgan Chase Bank, N.A., which has its principal office at 14201 Dallas Parkway, Dallas, Texas 75254, each serve as custodian to the Fund. State Street Bank and Trust Company also provides accounting services to the Company and the Fund and serves as the Fund’s distribution paying agent, transfer agent and registrar. DST Systems, Inc., which has its principal office at 430 W. 7th Street, Kansas City, Missouri 64105, serves as the Company’s distribution paying agent, transfer agent and registrar.

COMPANY AND FUND EXPENSES

FS Global Advisor bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business of the Fund, including amounts that the Fund reimburses to FS Global Advisor for certain administrative services that FS Global Advisor provides or arranges at its expense to be provided to the Fund pursuant to the Fund Administration Agreement. Similarly, the Company directly bears all expenses incurred in its operation, including amounts that the Company reimburses to FS Global Advisor for services provided under the Company Administration Agreement, and indirectly bears its pro rata portion of all expenses incurred by the Fund based on its ownership of Fund Shares, including amounts that the Fund reimburses to FS Global Advisor for services provided under the Fund Administration Agreement. The services provided pursuant to the Company Administration Agreement and the Fund Administration Agreement include providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services and arranging for payment of the Company’s and the Fund’s expenses.

Expenses borne directly by the Company and by the Fund (and thus indirectly by the Company and Shareholders) include:

•	corporate and organization expenses relating to offerings of Shares and Fund Shares, as applicable;

•	the cost of calculating the NAV of Shares and Fund Shares, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of Shares, Fund Shares and other securities;

•	the Management Fee and Incentive Fee;

•

investment related expenses (e.g., expenses that, in FS Global Advisor’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including (as applicable) brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expenses, dividends on securities sold but not yet purchased, margin fees, investment related travel and lodging expenses and research-related expenses and other due diligence expenses;

•	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

•

fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

•

research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among FS Global Advisor and any custodian or other agent engaged by the Fund;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and any state registration or notification fees;

•	federal, state and local taxes;

•	fees and expenses of Trustees not also serving in an executive officer capacity for the Company, the Fund or FS Global Advisor;

•	the costs of preparing, printing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders and Fund Shareholders;

•	fidelity bond, Trustees and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	overhead costs, including rent, office supplies, utilities and capital equipment;

•

legal expenses (including those expenses associated with preparing the Company’s and the Fund’s public filings, attending and preparing for Board and Fund Board meetings, as applicable, and generally serving as counsel to the Company and the Fund);

•

external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Company and the Fund and the preparation of the Company’s and the Fund’s tax information);

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002;

•	costs associated with the Company’s and the Fund’s chief compliance officer;

•

all other expenses incurred by the Company, the Fund, FS Global Advisor or GSO in connection with administering the Company’s and the Fund’s respective businesses, including expenses incurred by FS Global Advisor or GSO in performing administrative services for the Company or the Fund and administrative personnel paid by FS Global Advisor, to the extent they are not controlling persons of FS Global Advisor or any of its affiliates; and

•

any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Company’s and the Fund’s respective organizational documents.

Except as otherwise described in this prospectus, FS Global Advisor and GSO will each be reimbursed by the Fund or the Company, as applicable, for any of the above expenses that they pay on behalf of the Fund or the Company, including administrative expenses they incur on such entity’s behalf.

Expense Reimbursement Agreements

Pursuant to the Expense Reimbursement Agreements, Franklin Square Holdings has agreed to reimburse the Company and the Fund for expenses to ensure that each of the Company and the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any Company Ordinary Distributions or Fund Ordinary Distributions, as applicable, will be paid from offering proceeds or borrowings. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of Fund Ordinary Distributions (and therefore a portion of Company Ordinary Distributions) may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of Fund Ordinary Distributions. Under those circumstances, Franklin Square Holdings will not reimburse the Fund for the portion of such Fund Ordinary Distributions (nor will it reimburse the Company for the portion of such Company Ordinary Distributions) that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.

Under this arrangement, Franklin Square Holdings will reimburse the Fund quarterly for expenses in an amount equal to the difference between the cumulative Fund Ordinary Distributions paid to Fund Shareholders in such quarter less the Fund’s Available Operating Funds in such quarter.

The Fund will have a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, (x) the Fund’s Available Operating Funds exceed (y) the cumulative Fund Ordinary Distributions paid to Fund Shareholders in such quarter; provided, however, that (i) the Fund will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause Other Fund Operating Expenses (on an annualized basis and net of any expense reimbursement payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to Fund Shares for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Fund’s average net assets attributable to Fund Shares represented by Other Fund Operating Expenses during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Fund will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the annualized rate of Fund Ordinary Distributions at the time of such reimbursement is less than the annualized rate of Fund Ordinary Distributions at the time Franklin Square Holdings made the expense support payment to which such reimbursement relates.

Similarly, Franklin Square Holdings will reimburse the Company quarterly for expenses to the extent that (x) the sum of the cumulative Company Ordinary Distributions paid by the Company in such quarter plus the Company’s aggregate Operating Expenses in such quarter exceeds (y) the cumulative Fund Ordinary Distributions received by the Company in such quarter.

The Company will have a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, (x) the cumulative Fund Ordinary Distributions received by the Company in such quarter exceed (y) the sum of the cumulative Company Ordinary Distributions paid by the Company in such quarter plus the Company’s aggregate Operating Expenses in such quarter; provided, however, that (i) the Company will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause Other Company Operating Expenses (on an annualized basis and net of any expense reimbursement payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to Shares for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company’s average net assets attributable to Shares represented by Other Company Operating Expenses during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Company will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the annualized rate of Company Ordinary Distributions at the time of such reimbursement is less than the annualized rate of Company Ordinary Distributions at the time Franklin Square Holdings made the expense support payment to which such reimbursement relates.

The Fund or Franklin Square Holdings may terminate the Fund Expense Reimbursement Agreement at any time. Similarly, the Company or Franklin Square Holdings may terminate the Company Expense Reimbursement Agreement at any time. Franklin Square Holdings has indicated that it expects to continue such reimbursements until it deems that the Fund and the Company, respectively, have achieved economies of scale sufficient to ensure that each bears a reasonable level of expenses in relation to its income.

The specific amount of expenses reimbursed by Franklin Square Holdings pursuant to the Expense Reimbursement Agreements, if any, will be determined at the end of each fiscal quarter. Upon termination of the Expense Reimbursement Agreements by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Company and the Fund, respectively, to reimburse Franklin Square Holdings pursuant to the terms of the applicable Expense Reimbursement Agreement shall survive the termination of such agreement by either party.

Franklin Square Holdings is controlled by the Company’s and Fund’s chairman, president and chief executive officer, Michael C. Forman, and the Company’s and the Fund’s vice-chairman, David J. Adelman. There can be no assurance that the Expense Reimbursement Agreements will remain in effect or that Franklin Square Holdings will reimburse any portion of the Company’s and the Fund’s expenses in future years.

Organization and Offering Costs

The Company has incurred organization and offering costs of approximately $22,000 and $1,236,000, respectively, as of August 1, 2013, which were paid on the Company’s behalf by Franklin Square Holdings and have been recorded by the Company as a contribution to capital. Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Company’s organization. These costs are expensed as incurred. The Company’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. The Company has charged offering costs against capital in excess of par value on the balance sheet. Under the terms of the Company Administration Agreement, upon satisfaction of the Minimum Offering Requirement, FS Global Advisor will be entitled to receive 1.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, until all organization and offering costs funded by FS Global Advisor or its affiliates (including Franklin Square Holdings) on behalf of the Company have been recovered. The reimbursements will be recorded by the Company as a reduction of capital. FS Global Advisor and its affiliates are responsible for the payment of the Company’s cumulative organization and offering costs to the extent they exceed 1.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, without recourse against or reimbursement by the Company.

Organization and offering costs of the Fund have been paid by Franklin Square Holdings and have been recorded by the Fund as a contribution to capital. Such costs are accounted for by the Fund in the same manner in which the Company accounts for its organization and offering costs. Such amounts will be subject to reimbursement pursuant to the Fund Administration Agreement. The Company will indirectly bear its pro rata portion of such costs incurred by the Fund based on its ownership of Fund Shares; however, the Company’s pro rata portion of such costs, combined with organization and offering costs reimbursed by it under the Company Administration Agreement, will not exceed 1.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees.

MANAGEMENT AND INCENTIVE FEES

The Company does not incur a separate management fee or incentive fee, but the Company and its Shareholders are indirectly subject to the Management Fee and Incentive Fee. Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by FS Global Advisor to the Fund, FS Global Advisor is entitled to a fee consisting of two components—the Management Fee and the Incentive Fee. The Investment Sub-Advisory Agreement provides that GSO will receive 50% of all fees payable to FS Global Advisor under the Investment Advisory Agreement with respect to each year.

Management Fee

The Management Fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average daily gross assets during such period. The Management Fee may or may not be taken in whole or in part at the discretion of FS Global Advisor. All or any part of the Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter prior to the occurrence of a Liquidity Event as FS Global Advisor may determine. The Management Fee for any partial quarter will be appropriately prorated.

Incentive Fee

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to FS Global Advisor under the Fund Administration Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the Incentive Fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of Fund Shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with repurchases of Fund Shares pursuant to the Fund’s share repurchase program.

The calculation of the Incentive Fee for each quarter is as follows:

•	No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%;

•

100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•

20.0% of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee

Fund’s pre-incentive fee net investment income

(expressed as a percentage of the Fund’s adjusted capital)

Percentage of the Fund’s pre-incentive fee net investment income allocated to the Incentive Fee.

These calculations will be appropriately prorated for any period of less than three months.

Approval of the Investment Advisory and Sub-Advisory Agreements

The Investment Advisory Agreement and Investment Sub-Advisory Agreement were approved by the Fund Board and will become effective upon satisfaction of the Minimum Offering Requirement. Such approvals were made in accordance with, and on the basis of an evaluation satisfactory to the Fund Board as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to the Fund’s, (iii) comparative data with respect to advisory fees or similar expenses paid by other investment companies with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements. A discussion regarding the basis of the Fund Board’s approval of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report sent to Fund Shareholders.

DETERMINATION OF NET ASSET VALUE

The Company will determine the NAV of Shares daily based on the value of its interest in the Fund using the NAV of Fund Shares provided by the Fund. The Company will calculate NAV per Share by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Company (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding Shares.

The Fund will determine the NAV of Fund Shares daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Fund will calculate NAV per Fund Share by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding Fund Shares. The Fund’s assets and liabilities will be valued in accordance with the principles set forth herein.

FS Global Advisor will value the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which are developed by the Fund’s valuation committee and approved by the Fund Board. Portfolio securities and other assets for which market quotes are readily available will be valued at market value. In circumstances where market quotes are not readily available, the Fund Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Global Advisor. On a quarterly basis, the Fund Board will review the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Fund’s valuation process.

When determining the fair value of an asset, FS Global Advisor will seek to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, issued by the Financial Accounting Standards Board. Fair value determinations will be based upon all available inputs that FS Global Advisor deems relevant, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s financial statements will refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s financial statements.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (an “Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (an “OTC Security”).

For purposes of calculating NAV, FS Global Advisor will use the following valuation methods:

•

The market value of each Exchange-Traded Security will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•

If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund intends to value such securities using quotations obtained from an independent third-party pricing service, which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Fund intends to obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities will be valued at the mid-point of the average bid and ask prices obtained from such sources.

•

To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund intends to value such investments at fair value as determined in good faith by FS Global Advisor in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Fund Board as described below. In making such determination, it is expected that FS Global Advisor may rely upon valuations obtained from an independent valuation firm.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. Size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors deemed relevant in assessing fair value, may also be considered.

If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Global Advisor, under the supervision of the Fund Board.

While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by FS Global Advisor would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund will periodically benchmark the bid and ask prices received from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. The Fund believes that these prices will be reliable indicators of fair value.

CONFLICTS OF INTEREST

FS Global Advisor, GSO and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund and the Company, including, but not limited to, the following:

•

The directors, officers and other personnel of FS Global Advisor allocate their time between advising the Fund and managing other investment activities and business activities in which they may be involved, including managing and operating FS Investment Corporation, FS Energy and Power Fund and FS Investment Corporation II;

•

The Fund may compete with certain affiliates for investments, including FS Investment Corporation, FS Energy and Power Fund and FS Investment Corporation II, subjecting FS Global Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•

Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Fund Shareholders, FS Global Advisor and GSO will receive the Management Fee in connection with the management of the Fund’s portfolio and may receive the Incentive Fee to the extent the Fund’s “pre-incentive fee net investment income” exceeds the hurdle rate;

•	Because FS2 is an affiliate of FS Global Advisor, its due diligence review and investigation of the Fund, the Company and this prospectus cannot be considered to be an independent review;

•

The personnel of GSO allocate their time between assisting FS Global Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with GSO’s role as sub-adviser to FS Energy and Power Fund and as parent to the sub-adviser for FS Investment Corporation and FS Investment Corporation II;

•

The Fund may compete with other funds managed by affiliates of GSO for investment opportunities, subjecting GSO and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending investments to FS Global Advisor;

•

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Global Advisor or GSO provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients;

•

FS Global Advisor, GSO and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund;

•

GSO and its affiliates may have existing business relationships or access to material non-public information that would prevent GSO from recommending certain investment opportunities that would otherwise fit within the Fund’s investment objectives and strategies;

•

FS Global Advisor, GSO and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Fund and/or may involve substantial time and resources of FS Global Advisor and GSO. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of FS Global Advisor, GSO and their respective officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other advisees of FS Global Advisor and GSO. Affiliates of GSO engage in investment advisory business with accounts that compete with the Fund and have no obligation to make their investment opportunities available to the Fund;

•

To the extent permitted by the 1940 Act and SEC staff interpretations, and subject to the allocation policies of FS Global Advisor, GSO and any of their respective affiliates, as applicable, FS Global Advisor, GSO and any of their respective affiliates may determine it appropriate for the Fund and one or more other investment accounts managed by FS Global Advisor, GSO or any of their respective affiliates to participate in an investment opportunity. The Fund may seek exemptive relief from the SEC to engage in co-investment opportunities with FS Global Advisor and its affiliates, including FS Investment Corporation, FS Energy and Power Fund and FS Investment Corporation II. However, there can be no assurance that the Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Global Advisor and/or GSO, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•

The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Global Advisor or GSO, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

PURCHASES OF SHARES

The Company is offering on a continuous basis up to 300,000,000 Shares. The Company intends to terminate this offering at such time as the Fund has reached the Fund Maximum Offering Amount, regardless of whether the Company has sold all Shares registered in this offering. See “Plan of Distribution.”

Shares will be offered through FS2 at an initial offering price of $10.87 per Share until the Minimum Offering Requirement is satisfied and, thereafter, at an offering price equal to the Company’s then current NAV per Share, plus selling commissions and dealer manager fees of up to 6.0% and 2.0%, respectively, of the Company’s public offering price per Share. In no event will the aggregate selling commissions and dealer manager fees exceed 8.0% of the gross offering proceeds received in this offering. The Company will not sell any Shares unless and until the Minimum Offering Requirement is satisfied. Pending satisfaction of the Minimum Offering Requirement, all subscription payments received by the Company will be placed in an account held by the Escrow Agent in trust for the subscribers’ benefit, pending release to the Company. Upon satisfaction of the Minimum Offering Requirement, funds will be released from escrow to the Company and the Company will commence operations. If the Minimum Offering Requirement is not satisfied within one year from the date of this prospectus, the Company will promptly return all funds in the escrow account (including interest) and the Company will stop offering Shares.

Subsequent to satisfying the Minimum Offering Requirement, the Company will accept initial and additional purchases of Shares as of each Weekly Closing. The Company does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Weekly Closing. Consequently, purchase proceeds do not represent capital of the Company, and do not become assets of the Company, until such date.

Any amounts received in advance of a Weekly Closing will be placed in an account with the Escrow Agent prior to their investment in the Company in accordance with Rule 15c2-4 under the Exchange Act. The Company reserves the right to reject any purchase of Shares in whole or in part. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Company will be returned to the prospective investor without interest.

To purchase Shares in this offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Prior to satisfying the Minimum Offering Requirement, investors should make their checks payable to “UMB Bank, N.A., as escrow agent for FS Global Credit Opportunities Fund—A.” Subsequent to satisfying the Minimum Offering Requirement, investors should make their checks payable to “FS Global Credit Opportunities Fund—A.” Subscriptions will be effective only upon the Company’s acceptance and the Company reserves the right to reject any subscription in whole or in part. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for their benefit. The minimum initial investment is $5,000. Additional purchases must be in increments of $500, except for purchases made pursuant to the DRP or as otherwise permitted by the Company. See “Distributions—Distribution Reinvestment Plan.” By executing the subscription agreement and paying the total purchase price for the Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Company. In such case, the Company will send the confirmation and notice of its acceptance to the trustee.

SHARE REPURCHASE PROGRAM

The Company does not currently intend to list its Shares on any securities exchange and does not expect a public market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Company to repurchase such Shareholder’s Shares or any portion thereof. Because no public market will exist for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment prior to a Liquidity Event, other than through the Company’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.

To provide Shareholders with limited liquidity, the Company intends to conduct quarterly repurchases of Shares. Each repurchase offer will generally be conducted in parallel with a corresponding repurchase offer made by the Fund with respect to Fund Shares. The first offer to repurchase Shares from Shareholders is expected to occur in the first full calendar quarter following satisfaction of the Minimum Offering Requirement. In months in which the Company repurchases Shares, the Company will conduct repurchases on the same date that the Company holds its first Weekly Closing for the sale of Shares in this offering. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each Shareholder and is not being made through this prospectus.

The Company’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the Independent Trustees, such repurchases would not be in the best interests of Shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase Shares and under what terms:

•	the effect of such repurchases on the Company’s and/or the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•	the Fund’s investment plans;

•	the Company’s and the Fund’s working capital requirements;

•	the Company’s history in repurchasing Shares or portions thereof; and

•	the condition of the securities markets.

The Company currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Company can repurchase with (1) the aggregate proceeds it has received from the beginning of the calendar year through, but not including, such date of repurchase from the sale of Shares under the DRP, less the amount of any such proceeds used to repurchase Shares on each previous repurchase date for tender offers conducted during the calendar year, and (2) the aggregate proceeds it has received from the sale of Shares at the previous two Weekly Closings that occurred immediately prior to the date of repurchase. In addition, beginning with the calendar quarter ending March 31, 2014, the Company will limit the number of Shares to be repurchased in any calendar year to 20% of the weighted average number of Shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of Shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such Shares at a price equal to the NAV per Share in effect on each date of repurchase.

The Company’s assets consist primarily of its interest in Fund Shares. Therefore, in order to finance the repurchase of Shares pursuant to its repurchase offers, the Company may find it necessary to liquidate all or a portion of its interest in Fund Shares. As a result, the Company will not conduct a repurchase offer for Shares unless the Fund simultaneously conducts a repurchase offer for Fund Shares. The members of the Board also serve on the Fund Board and the Fund Board expects that the Fund will conduct repurchase offers on a quarterly basis in order to permit the Company to meet its obligations under its repurchase offers. However, there are no assurances that the Fund Board or the Board will, in fact, decide to undertake any repurchase offers.

In order to tender Shares to be repurchased, a Shareholder must tender at least 25% of the Shares owned by such Shareholder. If a Shareholder chooses to tender only a portion of their Shares, the Shareholder must maintain a minimum balance of $5,000 worth of Shares following a tender of Shares for repurchase. If the amount of repurchase requests exceeds the number of Shares the Company seeks to repurchase, the Company will repurchase Shares on a pro rata basis. As a result, the Company may repurchase less than the full amount of Shares that a Shareholder requests to have repurchased. To the extent a Shareholder seeks to tender all of the Shares they own and the Company repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $5,000 following such Share repurchase. If the Company does not repurchase the full amount of Shares that a Shareholder requests to be repurchased, or the Company determines not to make repurchases of Shares, a Shareholder may not be able to dispose of their Shares. Any periodic repurchase offers will be subject in part to the Company’s available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.

The Board will require that the Company repurchase Shares or portions thereof from Shareholders pursuant to written tenders only on terms it determines to be fair to the Company and to all Shareholders. Repurchases of Shares by the Company will be paid in cash. Repurchases will be effective after receipt and acceptance by the Company of all eligible written tenders of Shares from Shareholders.

When the Board determines that the Company will offer to repurchase Shares or fractions thereof, tender offer materials will be provided to Shareholders describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

Any repurchase offer presented to Shareholders will remain open for a minimum of 20 business days following the commencement of the offer. In the materials that the Company will send to Shareholders, the Company will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the repurchase offer in order to be valid.

In order to submit Shares to be repurchased, Shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to Shareholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the repurchase offer, Shareholders may withdraw their tenders by submitting a notice of withdrawal to the Company.

The Company will not repurchase Shares, or fractions thereof, if such repurchase will cause the Company to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction.

While the Company intends to conduct quarterly repurchase offers as described above, the Company is not required to do so and may amend, suspend or terminate the share repurchase program at any time. Investors have no right to require the Company to redeem their Shares. See “Types of Investments and Related Risks—Closed-End Fund; Liquidity Risks.”

In the event that FS Global Advisor or any of its affiliates holds Shares in the capacity of a Shareholder, any such affiliates may tender Shares for repurchase in connection with any repurchase offer the Company makes on the same basis as any other Shareholder, except for the initial capital contributions of the principals, Michael C. Forman and David J. Adelman. Messrs. Forman and Adelman have agreed not to tender such Shares for repurchase as long as FS Global Advisor remains the Fund’s investment adviser.

LIQUIDITY STRATEGY

The Company and the Fund intend to seek to complete a Liquidity Event for Shareholders within five years following the satisfaction of the Minimum Offering Requirement. The Company and the Fund may determine not to pursue a Liquidity Event if they believe that then current market conditions are not favorable for a Liquidity Event and that such conditions will improve in the future. A Liquidity Event could include (1) a listing of Fund Shares on a national securities exchange followed by a distribution of Fund Shares held by the Company to Shareholders, (2) the sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by the Fund Board in which the Company, in its capacity as a Fund Shareholder, likely will receive cash or shares of a publicly-traded company followed by a distribution of such cash or shares to Shareholders. While the Company and the Fund intend to seek to complete a Liquidity Event within five years following the satisfaction of the Minimum Offering Requirement, there can be no assurance that a suitable transaction will be available or that market conditions for a Liquidity Event will be favorable during that timeframe. In making a determination of what type of Liquidity Event is in the best interest of Shareholders, the Board and the Fund Board, including the Independent Trustees, may consider a variety of criteria, including, but not limited to, the allocation of the Fund’s portfolio among various issuers and industries, portfolio performance, the Company’s and the Fund’s financial condition, potential access to capital as a listed company, market conditions for the sale of the Fund’s assets or listing of Fund Shares, internal management considerations and the potential for Shareholder liquidity. However, the Company and the Fund are not required to complete a Liquidity Event and may choose not to do so for an indefinite period.

Prior to the completion of a Liquidity Event, the Company’s share repurchase program may provide a limited opportunity for Shareholders to have their Shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price the Shareholder paid for the Shares being repurchased. See “Share Repurchase Program” for a detailed description of the Company’s share repurchase program.

The Company’s sponsor, Franklin Square Holdings, has also sponsored the continuous public offerings of its three other affiliated management investment companies, FS Investment Corporation II and FS Energy and Power Fund, which are currently in their offering stages, and FS Investment Corporation, which closed its offering to new investors in May 2012 but has not yet completed a liquidity event. FS Investment Corporation II and FS Energy and Power Fund intend to seek to complete a liquidity event for their stockholders and shareholders, respectively, within five years following the completion of their respective offering stages. FS Investment Corporation intends to seek to complete a liquidity event for its stockholders by the end of the first quarter of 2014 or at such earlier or later time as its board of directors may determine, taking into consideration market conditions and other factors.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act and on the Company’s declaration of trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act and the Company’s declaration of trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Company’s declaration of trust authorizes the issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. There is currently no market for Shares, and the Company does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Company’s declaration of trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware (the “DGCL”) and therefore generally will not be personally liable for the Company’s debts or obligations.

Set forth below is a chart describing the classes of the Company’s securities outstanding as of September 30, 2013:

(1)	(2)	(3)
Title of Class	Amount Held by the Company or for its Account	Amount Outstanding Exclusive of Amount Under Column (2)
Common shares of beneficial interest, par value $0.001 per share	—	10,000

Shares

Under the terms of the Company’s declaration of trust, all Shares will have equal rights as to voting and, when consideration for Shares is received by the Company, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Company’s declaration of trust provides that the Board shall have the power to repurchase or redeem shares. In the event of the Company’s dissolution, after the Company pays or adequately provides for the payment of all claims and obligations of the Company, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Company’s assets available for distribution, subject to any preferential rights of holders of the Company’s outstanding preferred shares, if any. Each Share will be entitled to one vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Company’s declaration of trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Company’s declaration of trust, the Company is not required to hold annual meetings of Shareholders. The Company only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.

Preferred Shares and Other Securities

The Company’s declaration of trust provides that the Board may, subject to the Company’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Company to issue securities of the Company other than Shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to the Shares and before any purchase of Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of the Company’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Company’s declaration of trust, Trustees and officers of the Company will not be subject in such capacity to any personal liability to the Company or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Company’s declaration of trust, the Company will indemnify and hold harmless any current or former Trustee or officer of the Company against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Company, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Company, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Company will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Company will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the declaration of trust.

The Fund has entered into the Investment Advisory Agreement with FS Global Advisor. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, FS Global Advisor is not liable for any error or judgment or mistake of law or for any loss the Fund suffers.

FS Global Advisor has also entered into the Investment Sub-Advisory Agreement with GSO. The Investment Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, GSO is not liable for any error or judgment or mistake of law or for any loss the Fund suffers. In addition, the Investment Sub-Advisory Agreement provides that GSO will indemnify the Fund, FS Global Advisor and any of their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Fund, FS Global Advisor or any of their respective affiliates and controlling persons may sustain as a result of GSO’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder or violation of applicable law.

Pursuant to the Company’s declaration of trust, the Company will advance the expenses of defending any action for which indemnification is sought if the Company receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Company unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Company’s declaration of trust provides that the number of Trustees shall be no less than two and no more than 15, as determined in writing by a majority of the Trustees then in office. As set forth in the declaration of trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Company’s declaration of trust. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Company’s declaration of trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the declaration of trust) (1) with or without cause, at any meeting of Shareholders by a vote of 75% of the outstanding Shares or (2) with or without cause, by at least two-thirds (66 2/3%) of the remaining Trustees.

As of September 30, 2013, the Company had a total of eight members of the Board, five of whom were Independent Trustees. Pursuant to the 1940 Act, at least 40% of the members of the Board must be Independent Trustees.

Action by Shareholders

The Company’s declaration of trust provides that Shareholder action can be taken only at a meeting of Shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the Company’s declaration of trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Company’s declaration of trust, the Board may amend the declaration of trust without any vote of Shareholders. Pursuant to the Company’s declaration of trust and the bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

Pass-Through Voting on Fund Matters

Whenever the Company, as a Fund Shareholder, is requested to vote on matters pertaining to the Fund, the Company will hold a meeting of Shareholders and vote its interest in the Fund for or against such matters proportionately to the instructions to vote for or against such matters received from Shareholders. The Company shall vote Fund Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Company’s declaration of trust provides that Shares shall not entitle Shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Company’s declaration of trust provides that if and to the extent that any provision of the Company’s declaration of trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Company as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Company’s declaration of trust; provided, however, that such determination shall not affect any of the remaining provisions of the declaration of trust or affect the validity of any action taken or omitted to be taken prior to such determination.

TAX ASPECTS

The following is a description of certain material U.S. federal income tax considerations applicable to the Company and an investment in the Company. The discussion below provides general tax information related to an investment in the Company, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Company and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes: (1) an individual who is a citizen or resident of the United States; (2) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Company.

Taxation of the Company and the Fund

The Company and the Fund intend to elect to be treated, and to qualify in each taxable year, as RICs under Subchapter M of the Code. As a RIC, the Company generally will not have to pay corporate-level federal income taxes on any income that it distributes to Shareholders from its tax earnings and profits. Similarly, as a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any income that it distributes to Fund Shareholders from its tax earnings and profits. To qualify as a RIC for any taxable year, the Company and the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Because the Company will invest substantially all of its assets in the Fund, the Company will generally qualify as a RIC if the Fund qualifies as a RIC. The Fund will qualify as a RIC if (i) at least 90% of the Fund’s gross income for such taxable year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

In addition, in order to maintain RIC tax treatment, the Company and the Fund must distribute on a timely basis with respect to each taxable year at least 90% of their “investment company taxable income” and their net tax-exempt interest income for such taxable year. If the Company and the Fund qualify as RICs and satisfy this distribution requirement, the Company and the Fund generally will not be subject to U.S. federal income tax on their “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that they distribute (including amounts that are reinvested pursuant to the DRP and the Fund’s distribution reinvestment plan, as applicable). In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Company and the Fund intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Company and the Fund do not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to Fund Shareholders, including the Company. If the Fund makes such an election, each Shareholder will be required to report its share of such undistributed net capital gains attributed to the Company as a Fund Shareholder as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

As RICs, the Company and the Fund will be subject to a nondeductible 4% federal excise tax on certain amounts that they fail to distribute during each calendar year. In order to avoid this excise tax, the Company and the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of their ordinary taxable income for the calendar year, (2) 98.2% of their capital gain net income for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Company and the Fund have met this distribution requirement, the Company and the Fund will be deemed to have distributed any income or gains on which they have been subject to U.S. federal income tax. The Company and the Fund intend generally to endeavor each year to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Company or the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Company or the Fund, as applicable, would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate Shareholders and may be eligible to be qualified dividend income for non-corporate Shareholders. In addition, the Company or the Fund, as applicable, could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund and the Company may be able to avoid losing their status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax or penalty.

Some of the investments that the Fund is expected to make, such as investments in debt securities having market discount and/or treated as issued with OID, may cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment. Because this income will be included in the Fund’s investment company taxable income for the year it is accrued, the Fund may be required to make a distribution to Fund Shareholders in order to meet the distribution requirements described above, even though the Fund will not have received any corresponding cash or property. The Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Company the amount of foreign income and similar taxes paid by the Fund. If at least 50% of the value of the Company’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is expected to be the case for the Company), the Company may elect to “pass through” to Shareholders the amount of foreign taxes paid or deemed paid by the Company. If the Company so elects, each of its Shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Company, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to Fund Shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under such an election, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in any unrealized gains at year end being treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years with respect to stock in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to Fund Shareholders, and which will be taxed to Fund Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to Fund Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make Fund Ordinary Distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to Fund Shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Fund Shareholder’s basis in Fund Shares.

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Fund Shares. Limits on the Fund’s ability to pay dividends on Fund Shares may prevent the Fund from meeting the distribution requirements described above, and, as a result, may affect the Fund’s status as a RIC and subject the Fund to the 4% excise tax. The Fund’s failure to qualify as a RIC may impact on the Company’s ability to qualify as a RIC. The Fund will endeavor to avoid restrictions on its ability to make distribution payments. If the Fund is precluded from making distributions on Fund Shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a RIC, will be paid to the holders of preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of such preferred shares.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of stock or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash and (7) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund intends to invest a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to qualify, and maintain its qualification as, a RIC and to ensure that it does not become subject to U.S. federal income or excise tax.

As described above, the Company will invest substantially all of its assets in the Fund, which intends to qualify as a RIC. Failure of the Fund to so qualify will have an adverse effect on the qualification of the Company as a RIC. Distributions by the Fund and redemptions of Fund Shares may result in taxable distributions to Shareholders of ordinary income or capital gains. If Fund Shares are purchased within 30 days before or after redeeming at a loss other Fund Shares, all or a part of the loss will not be deductible by the Company and instead will increase the Company’s basis for the newly purchased Fund Shares.

The remainder of this discussion assumes that the Company and the Fund have qualified and maintain their qualification as RICs and have satisfied the distribution requirements described above.

Taxation of U.S. Shareholders

Distributions

Distributions of the Company’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Company’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a Shareholder has owned Shares. The ultimate tax characterization of the Company’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, the Company may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Company. A distribution of an amount in excess of the Company’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRP will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the Shareholder’s account.

It is expected that a portion of the Company’s income will consist of ordinary income. For example, interest and OID derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Fund Shareholders, including the Company, and, thus, distributions by the Company to its Shareholders.

Distributions made by the Company to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund (and, therefore, by the Company) will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

Distributions paid by the Company generally will be treated as received by a Shareholder at the time the distribution is made. However, the Company may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Company makes such an election, the Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Company in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the year in which the distribution was declared.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Company issues preferred shares, the Company intends to allocate capital gain distributions and distributions qualifying for the dividends-received deduction, if any, between its Shares and preferred shares in proportion to the total distributions paid to each class with respect to such tax year.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

Sale or Exchange of Shares

A Shareholder generally will recognize capital gain or loss on the sale or other disposition of Shares. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the Shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such Shares for more than one year. Otherwise, the gain or loss will be classified as short-term capital gain or loss. However, losses realized by a Shareholder on the sale or exchange of Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including through reinvestment of distributions or otherwise), or enters into a contract or option to acquire, Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss.

Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Medicare Tax

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Company and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Company.

Backup Withholding and Information Reporting

Information returns will be filed with the Internal Revenue Service in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an Internal Revenue Service form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Taxation of Non-U.S. Shareholders

Whether an investment in the Company is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that person’s particular circumstances. An investment in the Company by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisers before investing in Shares.

The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income that the Shareholder derives from the Company is “effectively connected” with a U.S. trade or business carried on by the Shareholder.

If the income that a non-U.S. Shareholder derives from the Company is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate provided under an applicable treaty). Backup withholding will not, however, be applied to payments that have been subject to this 30% withholding tax applicable to non-U.S. Shareholders.

For taxable years beginning before January 1, 2014, properly designated distributions received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Company’s “qualified net interest income” (generally, the Company’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Company is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Company’s “qualified short-term capital gains” (generally, the excess of the Company’s net short-term capital gains over the Company’s long-term capital losses for such taxable year). However, depending on the circumstances, the Company may designate all, some or none of the Company’s potentially eligible distributions as such qualified net interest income or as qualified short-term capital gains, and/or treat such distributions, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). There can be no assurance as to whether or not this legislation will be extended to taxable years beginning on or after January 1, 2014. Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Company will invest.

A non-U.S. Shareholder whose income from the Company is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a 30% U.S. tax.

If the income from the Company is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Company distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Company pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Effective July 1, 2014, the Company will be required to withhold U.S. tax (at a 30% rate) on payments of distributions and, effective January 1, 2017, redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Company to enable the Company to determine whether withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Company, including the potential application of the U.S. estate tax.

Alternative Minimum Tax

As with any taxable investment, Shareholders may be subject to the U.S. federal alternative minimum tax on their income (including taxable income from the Company), depending on their individual circumstances.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Company. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Company.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Company is registered as an investment company under the 1940 Act, the underlying assets of the Company will not be considered to be “plan assets” of any ERISA Plan investing in the Company for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Company, the Fund or FS Global Advisor will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Company.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisors regarding the consequences under ERISA of an investment in the Company through an ERISA Plan.

PLAN OF DISTRIBUTION

This is a continuous offering of Shares as permitted by the federal securities laws.

The Company is offering on a continuous basis up to 300,000,000 Shares. The Fund currently intends to limit the number of Fund Shares it sells to the Fund Maximum Offering Amount. As a result, the Company intends to terminate this offering at such time as the Fund has reached the Fund Maximum Offering Amount, regardless of whether the Company has sold all Shares registered in this offering.

Shares will be offered at an initial offering price of $10.87 per Share until the Minimum Offering Requirement is satisfied and, thereafter, at an offering price equal to the Company’s then current NAV per Share, plus selling commissions and dealer manager fees of up to 6.0% and 2.0%, respectively, of the Company’s public offering price per Share. In no event will the aggregate selling commissions and dealer manager fees exceed 8.0% of the gross offering proceeds received in this offering. Subsequent to satisfying the Minimum Offering Requirement, Shares may be purchased at each Weekly Closing.

FS2 acts as the dealer manager of the Shares on a best efforts basis, subject to various conditions, and is not required to sell any specific number or dollar amount of Shares. The Company will not sell any Shares unless and until the Minimum Offering Requirement is satisfied. In addition, the Company is currently conducting a private placement of Shares to certain members of the Board and individuals and entities affiliated with the Fund, FS Global Advisor and GSO. The Company expects to issue the Shares purchased in the private placement upon the satisfaction of the Minimum Offering Requirement. As a result, upon achievement of the Minimum Offering Requirement, the Fund will have received total net proceeds of at least $2.5 million, plus the proceeds received in the private placement. Prior to satisfaction of the Minimum Offering Requirement, all subscription payments received by the Company will be placed in an account held by the Escrow Agent in trust for the subscribers’ benefit, pending release to the Company. If the Minimum Offering Requirement is not satisfied within one year from the date of this prospectus, the Company will promptly return all funds in the escrow account (including interest) and the Company will stop offering Shares. The Company will not deduct any fees or expenses if the Company returns funds from the escrow account. Upon satisfaction of the Minimum Offering Requirement as noted above, funds will be released from escrow to the Company within approximately 30 days and investors with subscription funds held in the escrow will be admitted as Shareholders as soon as practicable, but in no event later than 15 days after such release. FS2 will notify the Selected Broker-Dealers once the Minimum Offering Requirement has been satisfied. The Selected Broker-Dealers will, in turn, notify the registered representatives, who obtain subscription documents from investors.

Subsequent to satisfying the Minimum Offering Requirement, the Company will accept initial and additional purchases of Shares as of each Weekly Closing. The Company does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Weekly Closing. Consequently, purchase proceeds do not represent capital of the Company, and do not become assets of the Company, until such date. Shares issued pursuant to the DRP will typically be issued each month on the same date that the Company holds its first Weekly Closing. In addition, in months in which the Company repurchases Shares, the Company will conduct repurchases on the same date that it holds its first Weekly Closing for the sale of Shares in this offering.

Any amounts received in advance of a Weekly Closing will be placed in an account with the Escrow Agent prior to their investment in the Company in accordance with Rule 15c2-4 under the Exchange Act. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Company will be returned to the prospective investor without interest.

To purchase Shares in this offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Prior to satisfying the Minimum Offering Requirement, investors should make their checks payable to “UMB Bank, N.A., as escrow agent for FS Global Credit Opportunities Fund—A.” Subsequent to satisfying the Minimum Offering Requirement, investors should make their checks payable to “FS Global Credit Opportunities Fund—A.” Subscriptions will be effective only upon the Company’s acceptance and the Company reserves the right to reject any subscription in whole or in part. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for their benefit. The minimum initial investment is $5,000. Additional purchases must be in increments of $500, except for purchases made pursuant to the DRP or as otherwise permitted by the Company. See “Distributions—Distribution Reinvestment Plan.”

If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Company. In such case, the Company will send the confirmation and notice of its acceptance to the trustee.

About the Dealer Manager

The dealer manager for this offering is FS2. FS2 was formed in 2007 and registered as a broker-dealer with the SEC and FINRA in December 2007. FS2 is an affiliate of FS Global Advisor and serves as the dealer manager for the public offerings of shares of Franklin Square Holdings’ affiliated management investment companies, FS Energy and Power Fund and FS Investment Corporation II. FS2 also served as the dealer manager in the public offering of shares of common stock of Franklin Square Holdings’ first affiliated management investment company, FS Investment Corporation, which closed to new investors in May 2012. FS2 receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to the Company in connection with the distribution of the Shares offered pursuant to this prospectus.

Compensation of the Dealer Manager and Selected Broker-Dealers

Except as provided below, in its capacity as dealer manager of this offering, FS2 receives selling commissions and dealer manager fees of up to 6.0% and 2.0%, respectively, of the Company’s public offering price per Share with respect to each Share sold in this offering. FS2 will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell Shares or give investment advice to a potential Shareholder except to a Selected Broker-Dealer. The Company will not pay selling commissions or dealer manager fees on Shares sold under the DRP. A portion of the dealer manager fee will be used to pay for expenses incurred in connection with training and education seminars organized by FS2.

FS2 authorizes Selected Broker-Dealers that are members of FINRA to sell Shares. FS2 may re-allow all of its selling commissions attributable to a Selected Broker-Dealer. FS2 may also, in its sole discretion, re-allow to any Selected Broker-Dealer all or a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of Shares sold or anticipated to be sold by the Selected Broker-Dealer and the assistance of the Selected Broker-Dealer in marketing this offering and due diligence expenses incurred.

In addition to the payment of selling commissions and the dealer manager fee, the Company reimburses FS2 and Selected Broker-Dealers for bona fide accountable due diligence expenses. The Company expects to reimburse approximately 0.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, for accountable due diligence expenses, which are included as part of the reimbursement of organization and offering expenses in an amount up to 1.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees.

To the extent permitted by law and the declaration of trust, the Company will indemnify participating Selected Broker-Dealers and FS2 against certain liabilities arising under the Securities Act of 1933, as amended, and liabilities arising from breaches of the Company’s representations and warranties contained in the dealer manager agreement. The broker-dealers participating in the offering of Shares are not obligated to obtain any subscriptions on the Company’s behalf, and the Company cannot assure investors that any Shares will be sold.

The Company’s executive officers and Trustees and their immediate family members, as well as officers and employees of FS Global Advisor and its affiliates and their immediate family members and other individuals designated by management, and, if approved by the Board, joint venture partners, consultants and other service providers, may purchase Shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. There is no limit on the number of Shares that may be sold to such persons. In addition, the selling commissions and the dealer manager fee may be reduced or waived in the Company’s discretion in connection with certain categories of sales, including, but not limited to, sales for which the Company has agreed to provide a volume discount, sales to certain institutional investors, sales to employees of Selected Broker-Dealers, sales made by certain Selected Broker-Dealers at the discretion of FS2, sales through banks acting as trustees or fiduciaries and sales to the Company’s affiliates. The Company may also make certain sales directly to these groups designated by management or the dealer manager without a participating broker-dealer. For such direct sales, all selling commissions and dealer manager fees will be waived. The amount of net proceeds to the Company will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. FS Global Advisor and its affiliates will be expected to hold their Shares purchased as Shareholders for investment and not with a view towards distribution.

The Company is offering volume discounts to investors who purchase more than $500,000 worth of Shares in this offering. The net proceeds to the Company from a sale eligible for a volume discount will be the same, but the selling commissions payable to the Selected Broker-Dealer will be reduced. The following table shows the discounted price per Share and the reduced selling commissions payable for volume sales of Shares:

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Reduced Commission Rate
$ 5,000 – $ 500,000	$10.87	6.0%
$ 500,001 – $ 750,000	$10.75	5.0%
$ 750,001 – $1,000,000	$10.64	4.0%
$1,000,001 – $2,500,000	$10.53	3.0%
$2,500,001 and up	$10.42	2.0%

(1)	Assumes a $10.87 per Share initial offering price. Discounts will be adjusted appropriately for changes in the offering price. Amounts have been rounded for ease of presentation.

The Company will apply the reduced selling price per Share and selling commissions to the incremental Shares within the indicated range only. Thus, for example, assuming a price per Share of $10.87, a purchase of $1.25 million would result in a weighted average purchase price of $10.73 per Share as shown below:

•	$500,000 at $10.87 per Share (total: 45,998.16 Shares) and a 6.0% selling commission;

•	$250,000 at $10.75 per Share (total: 23,255.81 Shares) and a 5.0% selling commission;

•	$250,000 at $10.64 per Share (total: 23,496.24 Shares) and a 4.0% selling commission; and

•	$250,000 at $10.53 per Share (total: 23,741.69 Shares) and a 3.0% selling commission.

To qualify for a volume discount as a result of multiple purchases of Shares, investors must mark the “Additional Investment” space on the subscription agreement. The Company is not responsible for failing to combine purchases if an investor fails to mark the “Additional Investment” space. Once an investor qualifies for a volume discount, her or she will be eligible to receive the benefit of such discount for subsequent purchases of Shares in this offering.

The following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code; and

•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her order combined with others as a “single purchaser,” that person must request such treatment in writing at the time of subscription setting forth the basis for the volume discount and identifying the orders to be combined. Any request will be subject to the Company’s verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the selling commissions payable and discounted Share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only Shares purchased in this offering are eligible for volume discounts. Shares purchased through the DRP will not be eligible for a volume discount, nor will such Shares count toward the threshold limits listed above that qualify investors for the different volume discount levels.

Other Discounts

FS2 may, at its sole discretion, enter into an agreement with a Selected Broker-Dealer whereby such Selected Broker-Dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between FS2 and the Selected Broker-Dealer. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.

Transfer on Death Designation

Investors have the option of placing a transfer on death (“TOD”) designation on their Shares purchased in this offering. A TOD designation transfers ownership of Shares to an investor’s designated beneficiary upon his or her death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of Shares. However, this option is not available to residents of the State of Louisiana. If a Shareholder would like to place a TOD designation on his or her Shares, the Shareholder must complete and return the TOD form available upon request to the Company in order to effect the designation.

INVESTOR SUITABILITY

An investment in the Company involves a considerable amount of risk. A Shareholder may lose money. Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for the Shares, which means that it may be difficult for Shareholders to sell Shares. As a result, the Company has established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. The Company’s suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in the Company based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective Shareholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the Shares, (d) the background and qualifications of FS Global Advisor and GSO and (e) the tax consequences of the investment.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Shares or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in the Shares, the Company’s and the Fund’s investment objectives and the relative illiquidity of the Shares, Shares are an appropriate investment for prospective investors. FS2 and the Selected Broker-Dealers selling Shares on the Company’s behalf must make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each prospective Shareholder based on information provided by the prospective Shareholder regarding the prospective Shareholder’s financial situation and investment objectives. Each Selected Broker-Dealer is required to maintain for six years records of the information used to determine that an investment in Shares is suitable and appropriate for a prospective Shareholder.

In purchasing Shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing Shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

DISTRIBUTIONS

Subject to the Board’s discretion and applicable legal restrictions, the Company intends to authorize and declare Company Ordinary Distributions on either a weekly, semi-monthly or monthly basis and pay such Company Ordinary Distributions on either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the Minimum Offering Requirement is met. Such Company Ordinary Distributions are expected to be paid using Fund Ordinary Distributions, net of any Company operating expenses. Fund Ordinary Distributions are expected to consist of all or a portion of the Fund’s Available Operating Funds.

Subject to the Board’s discretion and applicable legal restrictions, the Company from time to time may also pay special interim distributions in the form of cash or Shares. At least annually, the Company intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.

The Company expects that for a period of time following commencement of this offering, which time period may be significant, substantial portions of Company Ordinary Distributions and Fund Ordinary Distributions may be funded through the reimbursement of certain expenses by Franklin Square Holdings and its affiliates, including through the waiver by FS Global Advisor of certain investment advisory fees payable by the Fund, that are subject to repayment by the Company and the Fund, as applicable, within three years. The purpose of this arrangement is to ensure that no portion of any Company Ordinary Distributions or Fund Ordinary Distributions, as applicable, will be paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees will not be based on the Company’s or the Fund’s investment performance and can only be sustained if the Company and the Fund achieve positive investment performance in future periods and/or Franklin Square Holdings continues to make such reimbursements or waivers of such fees. The Company’s and the Fund’s future repayment of amounts reimbursed by Franklin Square Holdings will reduce the distributions that Shareholders and Fund Shareholders, as applicable, would otherwise receive in the future. There can be no assurance that the Company or the Fund will achieve the performance necessary to sustain their distributions or that they will be able to pay distributions at a specific rate or at all. Franklin Square Holdings and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Company and Fund Expenses—Expense Reimbursement Agreements.”

Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution) will be mailed to Shareholders. Fund Ordinary Distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the Fund’s distributions may constitute a return of capital to the Company. To the extent that the Company pays distributions to Shareholders using proceeds it receives from Fund distributions, such Company distributions would similarly constitute a return of investor capital and will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Company or the Fund will be able to pay distributions at a specific rate or at all.

To qualify for and maintain RIC tax treatment, the Company and the Fund must distribute on a timely basis with respect to each taxable year at least 90% of their “investment company taxable income” and their net tax-exempt interest income for such taxable year. In order to avoid certain excise taxes imposed on RICs, the Company and the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of their ordinary taxable income for the calendar year, (2) 98.2% of their capital gain net income for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous years that were not distributed during such years and on which the Company or the Fund, as applicable, paid no federal income tax. The Company and the Fund can offer no assurance that they will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Company’s ability to make distributions to Shareholders.

Distribution Reinvestment Plan

The Company has adopted an “opt in” DRP pursuant to which Shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a Shareholder does not elect to participate in the DRP, the Shareholder will automatically receive any distributions the Company declares in cash. For example, if the Board authorizes, and the Company declares, a cash distribution, then if a Shareholder has “opted in” to the DRP, the Shareholder will have the cash distribution reinvested in additional Shares, rather than receiving the cash distribution. The Company expects to issue Shares pursuant to the DRP on the date of the Weekly Closing immediately following each distribution payment date at a price equal to the NAV per Share that is used to determine the offering price of the Shares on the date of such Weekly Closing. Shares issued pursuant to the DRP will have the same voting rights as Shares offered pursuant to this prospectus.

If a Shareholder wishes to receive their distributions in cash, no action will be required by the Shareholder. If a Shareholder is a registered Shareholder, the Shareholder may elect to have their entire distribution reinvested in Shares by notifying DST Systems, Inc., the plan administrator and the transfer agent, in writing so that such notice is received by the plan administrator no later than the record date for distributions to Shareholders. If a Shareholder elects to reinvest their distributions in additional Shares, the plan administrator will set up an account for Shares acquired through the DRP and will hold such Shares in non-certificated form. If Shares are held by a broker or other financial intermediary, a Shareholder may “opt in” to the DRP by notifying their broker or other financial intermediary of their election.

The Company intends to use newly issued Shares to implement the DRP. The number of Shares the Company will issue to a Shareholder is determined by dividing the total dollar amount of the distribution payable to the Shareholder by a price equal to the NAV per Share on the date of the Weekly Closing immediately following the distribution payment date.

There are no selling commissions, dealer manager fees or other sales charges to a Shareholder if they elect to participate in the DRP. The Company pays the plan administrator’s fees under the DRP.

If a Shareholder receives their cash distributions in the form of Shares, the Shareholder generally is subject to the same federal, state and local tax consequences as the Shareholder would have had if the Shareholder elected to receive their distributions in cash. A Shareholder’s basis for determining gain or loss upon the sale of Shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to the Shareholder’s account.

The Company reserves the right to amend, suspend or terminate the DRP. A Shareholder may terminate their account under the DRP by calling the plan administrator at (877) 628-8575. All correspondence concerning the DRP should be directed to the plan administrator by mail at FS Global Credit Opportunities Fund, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A Shareholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Company.

FISCAL YEAR; REPORTS

For accounting purposes, the Company’s and the Fund’s fiscal years will end on December 31. The Company’s and the Fund’s tax years will end on December 31. As soon as practicable after the end of each calendar year, the Company will furnish to Shareholders a statement on Form 1099-DIV identifying the sources of the distributions paid by the Company to Shareholders for tax purposes. In addition, the Company will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

PRIVACY NOTICE

The Company is committed to protecting the privacy of its Shareholders. This privacy notice explains the privacy policies of the Company and its affiliated companies. This notice supersedes any other privacy notice Shareholders may have received from the Company.

The Company will safeguard, according to strict standards of security and confidentiality, all information the Company receives about Shareholders. The only information the Company collects from Shareholders is their name, address, number of Shares held and their social security number. This information is used only so that the Company can send Shareholders annual reports and other information about the Company, and send Shareholders proxy statements or other information required by law.

The Company does not share this information with any non-affiliated third party except as described below.

•	Authorized employees of FS Global Advisor. It is the Company’s policy that only authorized employees of FS Global Advisor who need to know a Shareholder’s personal information will have access to it.

•

Service providers. The Company may disclose a Shareholder’s personal information to companies that provide services on the Company’s or the Fund’s behalf, such as record keeping, processing the Shareholder’s trades and mailing the Shareholder information. These companies are required to protect the Shareholder’s information and use it solely for the purpose for which they received it.

•

Courts and government officials. If required by law, the Company may disclose a Shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

INQUIRIES

Inquiries concerning the Company and the Shares should be directed to:

Investor Services

FS Global Credit Opportunities Fund—A

Cira Centre

2929 Arch Street, Suite 675

Philadelphia, Pennsylvania 19104

Telephone: (215) 495-1150

Website: www.fsgcofund.com

Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Up to 300,000,000

Common Shares

FS GLOBAL CREDIT OPPORTUNITIES FUND—A

PROSPECTUS

October 23, 2013

Maximum Offering of 300,000,000 Common Shares

FS GLOBAL CREDIT OPPORTUNITIES FUND—A

Statement of Additional Information

October 23, 2013

FS Global Credit Opportunities Fund—A (the “Company”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Company’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. The Company will pursue its investment objectives by investing substantially all of the net proceeds from its offering in common shares of beneficial interest of FS Global Credit Opportunities Fund (the “Fund”). The Fund will make the investments described in the Company’s prospectus, dated October 23, 2013, as may be supplemented from time to time (the “Prospectus”), and which is incorporated herein by reference, with the proceeds it receives from the sale of its common shares of beneficial interest to the Company and any other investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Fund. There can be no assurance that the Company will achieve its investment objectives.

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained upon request and without charge by writing to the Company at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by calling the Company collect at (215) 495-1150 or by accessing the Fund’s website at www.fsgcofund.com. The Prospectus, and other information about the Company and the Fund, is also available on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Types of Investments and Related Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Types of Investments and Related Risks” in the Prospectus for a complete presentation of the matters disclosed below.

The Company will seek to achieve its investment objectives by investing substantially all of its assets in the Fund. All investments are made at the Fund level; therefore, the Company’s investment results will correspond directly to the investment results of the Fund. Certain of the risks discussed below relate to the investments generally made by the Fund. These risks will, in turn, have an effect on the Company through its investment in the Fund.

Special Situations

The Fund intends to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities the value of which will be less than the purchase price paid by the Fund for the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including, but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and/or (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund intends to invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Certain Bankruptcy and Insolvency Issues

Some of the companies in which the Fund invests may be involved in complex bankruptcy or insolvency proceedings in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. The Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.

Under U.S. bankruptcy or other insolvency proceedings, the Fund may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, the Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, through U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying the Fund’s investment, with the Fund having only potential recourse to the proceeds of the sale.

Under certain circumstances, payments or grants of security to the Fund may be reclaimed, recharacterized or avoided if any such payment or grant is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, a preferential payment or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.

Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of the Fund.

The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until the plan ultimately becomes effective. Similar delays can occur while a court considers a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.

The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

Fixed-Income Instruments

The Fund may invest in fixed-income instruments, such as high-yield corporate debt securities or bonds. Corporate bonds and other fixed-income instruments are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Underwriter”) for a group of investors (“Bond Investors”). The Underwriter typically administers and enforces the fixed-income instrument on behalf of the other Bond Investors. In addition, in secured fixed-income instrument offerings, an institution, typically but not always the agent, holds any collateral on behalf of the Bond Investors. The Fund may purchase assignments of fixed-income instruments either directly from the Underwriter of from a Bond Investor.

An issuer of fixed-income instruments must typically comply with the terms contained in a note purchase agreement or indenture between the issuer and the holders of the instruments (the “Bond Agreement”). These Bond Agreements generally detail the schedule of payments and also place certain restrictive financial and other covenants on the issuer, similar to those in loan agreements. The Underwriter typically administers the terms of the Bond Agreement on behalf of all holders of the instruments.

Holders of high-yield corporate debt securities or bonds are generally subordinate to any existing senior lenders in the issuer’s capital structure and thus have a lower priority in payment than senior lenders.

Debtor-in-Possession (“DIP”) Loans

The Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally viewed as less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms will have been approved by a federal bankruptcy court order, the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay the DIP loan.

Lender Liability

Under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (ii) engages in other inequitable conduct to the detriment of such other creditors or (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the Fund should be equitably subordinated.

Restricted and Illiquid Securities

The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act,” and such securities, “Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the board of trustees of the Fund (the “Fund Board”). Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund Board will direct FS Global Advisor to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Equity Securities

In addition to common stock, the Fund may invest in equity securities, including preferred stock, convertible securities and depositary receipts.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of the issuer’s preferred stock than in more senior credit securities with similar stated yield characteristics. Unlike interest payments on credit securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Depositary Receipts. The Fund may hold investments in sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of Non-U.S. Securities.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The recent economic crisis in the

United States has negatively impacted government-sponsored entities. As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages have experienced extreme volatility, and in some cases, a lack of liquidity. FS Global Advisor will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. FS Global Advisor will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. FS Global Advisor will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. FS Global Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Bank Loans and Participations

The Fund’s investment program may include significant amounts of bank loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer”, among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower.

The Fund may acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The Fund will typically acquire loans by assignment, but may in some instances purchase loans by participation. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participations in a portion of a loan typically result in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

Other Portfolio Strategies

Short Sales

The Fund may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for financing, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Short selling involves a number of risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may, but is not expected to, have substantial short positions and may engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement any short sale strategy it employs due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Fund must maintain sufficient liquid assets, less any additional collateral pledged to the broker, marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other securitized products. CDOs are types of asset-backed securities. The risks of an investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs, CDOs and other securitized products are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for transactions under Rule 144A of the Securities Act. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this Statement of Additional Information, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Derivatives

General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the “CEA”), the Fund is not subject to regulation as a commodity pool under the CEA.

Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund’s records in the amount prescribed. Securities segregated on the Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Options. The Fund may purchase put and call options on currencies or securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average (“DJIA”) experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will segregate assets equal to the full notional value of the swap agreements, unless future SEC staff guidance permits asset segregation to a lesser extent.

The Fund will monitor any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory investment and tax requirements.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities, unless future SEC staff guidance permits designation or segregation to a lesser extent. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV per share.

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. In some instances, no income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Zero Coupon and Payment-In-Kind Bonds.

The Fund may invest in zero coupon or PIK bonds. Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of FS Global Advisor, presents minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. FS Global Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, FS Global Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

INVESTMENT RESTRICTIONS

The Company and the Fund may:

(1)	Borrow money, make loans or issue senior securities to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

(2)	Invest no more than 25% of their total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not considered to represent an industry.

(3)	Underwrite securities to the fullest extent permitted applicable law, including the Securities Act and the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statutes, rules, regulations or orders may be amended from time to time.

(4)	Not purchase or sell real estate, except that the Company or the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, and (e) hold and sell real estate acquired by the Company or the Fund as a result of the ownership of securities and/or other instruments.

(5)	Purchase or sell commodities, commodities contracts, futures contracts and related options, options or forward contracts to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

The fundamental investment limitations set forth above restrict the ability of the Company and the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders or Fund Shareholders, as applicable, will be required or sought.

Fundamental Investment Restriction (1)

Under the 1940 Act, the Company and the Fund each may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). For more information on leverage and the risks relating thereto, see “Types of Investments and Related Risks—Risks Relating to Investment Strategies and Fund Investments—Leverage Risk” in the Prospectus.

The 1940 Act also restricts the ability of any closed-end fund to lend. Under the 1940 Act, the Company and the Fund each may only make loans if expressly permitted to do so by its investment policies, and the Company and the Fund each may not make loans to persons who control or are under common control with the Company and the Fund, respectively. Thus, the 1940 Act effectively prohibits the Company and the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. However, the Company and the Fund each may make other loans which, if made, would expose Shareholders or Fund Shareholders, respectively, to additional risks, such as the failure of the other party to repay the loan. The Company and the Fund each retains the flexibility to make loans to the extent permitted by its investment policies, other than loans of securities, which will be limited to 33 1/3% of the total assets of the Company or the Fund, as applicable.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate assets or otherwise cover obligations. To the extent the Company or the Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Company or the Fund, respectively, and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Company or the Fund (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares).

Neither the Company nor the Fund anticipates issuing any class of senior security that is a share of beneficial interest. Under the 1940 Act, the issuance of any other type of senior security by the Company or the Fund is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the Board or Fund Board, respectively, with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

Fundamental Investment Restriction (2)

If the Company or the Fund were to invest 25% or more of its total assets in a particular industry or group of industries, investors would be exposed to greater risks because the performance of the Company or the Fund (as applicable) would be largely dependent on the performance of that industry or group of industries. Notwithstanding anything herein to the contrary, nothing in Fundamental Investment Restriction (2) will prohibit the Company from investing in the Fund. The Company and the Fund define an industry or group of industries by reference to Standard & Poor’s GICS codes for industry classifications.

Altering Investment Restrictions

The restrictions listed above are fundamental policies of the Company and the Fund. Except as described herein, the Company, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of the outstanding Shares. For purposes of the foregoing, “a majority of the outstanding Shares” means (i) 67% or more of such Shares present at a meeting, if the Shareholders of more than 50% of such Shares are present or represented by proxy, or (ii) more than 50% of such Shares, whichever is less. Except as described herein, the Fund, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of the outstanding Fund Shares. For purposes of the foregoing, “a majority of the outstanding Fund Shares” means (i) 67% or more of such Fund Shares present at a meeting, if the Fund Shareholders of more than 50% of such Fund Shares are present or represented by proxy, or (ii) more than 50% of such Fund Shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the investments (as stated above and elsewhere in this Statement of Additional Information and the Prospectus) of the Company or the Fund apply only at the time a transaction is entered into. Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis.

MANAGEMENT OF THE COMPANY AND THE FUND

Pursuant to the Company’s declaration of trust and bylaws, the Company’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Company’s management and operations. The officers of the Company conduct and supervise the Company’s daily business operations.

Board of Trustees and Executive Officers

Board Leadership Structure

The Board consists of eight members, five of whom are considered Independent Trustees. The same individuals serve on the Board and the Fund Board. Among other things, the Board sets broad policies for the Company and appoints the Company’s officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Company’s day-to-day affairs. Each Trustee will serve until his or her successor is duly elected and qualified. The Trustees are subject to removal or replacement in accordance with Delaware law and the Company’s declaration of trust. The initial Trustees serving on the Board have been elected by the organizational shareholders of the Company.

Michael C. Forman serves as chairman of the Board and is not an Independent Trustee by virtue of his relationship with FS Global Advisor. The Board feels that Mr. Forman, as the Company’s co-founder and chief executive officer, is the Trustee with the most knowledge of the Company’s business strategy and is best situated to serve as chairman of the Board. The Board does not currently have a lead independent trustee, and each Independent Trustee plays an active role on the Board. The Independent Trustees are expected to meet separately in executive session as often as necessary to exercise their oversight responsibilities. The Board believes that its leadership structure is the optimal structure for the Company at this time given the Company’s current size and complexity. The Board, which will review its leadership structure periodically, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Company.

Board Role in Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the Company’s performance and operations; (2) reviewing and approving, as applicable, the Company’s compliance policies and procedures; (3) meeting with members of FS Global Advisor’s portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the Fund’s investment adviser and sub-adviser and the Company’s administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the Company’s activities and to provide direction with respect thereto; and (5) engaging the services of the Company’s chief compliance officer to test the Company’s compliance procedures and the Company’s service providers. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Company and its service providers.

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups—interested Trustees and Independent Trustees. The address for each Trustee is c/o FS Global Credit Opportunities Fund—A, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. As set forth in the Company’s declaration of trust, a Trustee’s term of office shall continue until his or her death, resignation or removal.

NAME	AGE	TRUSTEE SINCE	NUMBER OF REGISTERED INVESTMENT COMPANIES IN FUND COMPLEX OVERSEEN BY TRUSTEE
Interested Trustees
Michael C. Forman	52	January 2013	3
David J. Adelman	41	January 2013	3
Thomas J. Gravina	52	June 2013	3

Independent Trustees
Walter W. Buckley, III	53	June 2013	3
David L. Cohen	58	June 2013	3
Philip E. Hughes, Jr.	64	June 2013	3
Oliver C. Mitchell, Jr.	58	June 2013	3
Charles P. Pizzi	63	June 2013	3

Interested Trustees

Michael C. Forman has served as the chairman, president and chief executive officer of the Company and the Fund since the inception of each in January 2013, and as the chairman, president and chief executive officer of FS Global Advisor since its inception in January 2013. Mr. Forman also currently serves as chairman, president and chief executive officer of FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II and FSIC II Advisor, LLC and has presided in such roles since each entity’s inception in October 2007, September 2010, September 2010, July 2011 and November 2011, respectively. Mr. Forman also currently serves as the chairman and chief executive officer of FS Investment Corporation and has presided in such roles since its inception in December 2007. Mr. Forman served as president of FS Investment Corporation from its inception in December 2007 until April 2013. In 2007, Mr. Forman co-founded Franklin Square Holdings. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that previously invested in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since its inception. Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia-based law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, where he was a partner from 1991 until leaving the firm to focus exclusively on investments.

In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute (Executive Committee Member), the University of the Arts (Executive Committee Member), the Vetri Foundation for Children (Chairman), the executive committee of the Greater Philadelphia Alliance for Capital and Technologies (PACT), and Murex Investments, Inc., a Pennsylvania-based economic development/venture capital firm, where he chairs the investment committee. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FS Global Advisor. The Board believes Mr. Forman’s experience and his positions as the chief executive officer of the Company, the Fund and FS Global Advisor make him a significant asset to the Company.

David J. Adelman has served as the vice-chairman of the Company and the Fund since the inception of each in January 2013, and as the vice-chairman of FS Global Advisor since its inception in January 2013. Mr. Adelman also currently serves as vice-chairman of FS Investment Corporation, FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II and FSIC II Advisor, LLC and has presided in such roles since each entity’s inception in December 2007, October 2007, September 2010, September 2010, July 2011 and November 2011, respectively. Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia-based Campus Apartments, Inc. since 1997. Campus Apartments, Inc. develops, manages, designs, and privately finances more than 220 upscale housing facilities for colleges and universities across the United States. In 2006, Campus Apartments, Inc. entered into a $1.1 billion venture with GIC Real Estate Pte Ltd., the real estate investment arm of the Government of Singapore Investment Corporation, in which Campus Apartments, Inc. uses the venture’s capital to acquire, develop, operate and manage student housing projects across the United States. In addition to his duties as president and chief executive officer of Campus Apartments, Inc., Mr. Adelman has been the chief executive officer of Campus Technologies, Inc. since 2001, the vice-chairman of University City District board of directors since 1997, board member of ICG Group, Inc. (“ICG”) since June 2011 and a member of the National Multi Family Council (NMHC) and the Young President’s Organization. Mr. Adelman formerly served as a board member of Hyperion Bank and on the executive committee of the Urban Land Institute’s Philadelphia Chapter. Mr. Adelman is also an active private investor and entrepreneur, having co-founded Franklin Square Holdings with Mr. Forman. Mr. Adelman received his B.A. in Political Science from The Ohio State University.

Mr. Adelman has substantial management, operational and financial expertise generated through his leadership roles for public and private companies, including his service as president and chief executive officer of Campus Apartments, Inc. Mr. Adelman also serves on the board of directors and in other leadership roles for various charitable and civic organizations. These varied activities have provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.

Thomas J. Gravina currently serves as executive chairman of GPX Enterprises, L.P., a private investment firm, and its affiliates, including GPX Realty Partners, L.P., a private real estate and investment advisory firm, and has served in such capacities since co-founding GPX Enterprises, L.P. in 2006. He also currently serves on the board of directors of FS Investment Corporation and has presided in that role since March 2009. Mr. Gravina served as chairman of FS Investment Corporation’s nominating and corporate governance committee from January 2011 to September 2013 and as a member of FS Investment Corporation’s audit committee from January 2010 to September 2011. Mr. Gravina also currently serves on the board of trustees of FS Energy and Power Fund and has presided in that role since September 2010 and has served as a member of FS Energy and Power Fund’s nominating and corporate governance committee since April 2011. Mr. Gravina also currently serves as chairman and chief executive officer of EvolveIP Holdings, LLC, a cloud-based technology provider, which he co-founded in 2007. Previously, from 2000 to 2005, Mr. Gravina served as president and chief executive officer and director of ATX Communications, Inc., a NASDAQ publicly traded communications company. Mr. Gravina also served as chairman of the board of directors of ATX Communications, Inc. from 2005 to 2006. Mr. Gravina led the multi-billion dollar merger in 2000 between publicly traded CoreComm Limited and Voyager.net, and privately-held ATX Telecommunications Services, of which he was co-chief executive officer and co-founder since 1987. Mr. Gravina is a member of the board of directors, chairman of the audit and foundation committees and is a member of the finance committee of the Philadelphia College of Osteopathic Medicine and is a member of other charitable and civic boards. Mr. Gravina received his B.S. in Business Administration from Villanova University.

Mr. Gravina has served as a member of various boards, including public company and charitable and civic organizations. In addition, his service as chairman of both public and private companies, including a private investment firm that he co-founded, has provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.

Independent Trustees

Walter W. Buckley, III is a co-founder and has been a director of ICG, a publicly-traded private equity and venture capital firm, since March 1996. He has served as ICG’s chairman of the board since December 2001 and as its chief executive officer since March 1996. He also served as the president of ICG from March 1996 to December 2001 and from December 2002 to January 2009. Prior to co-founding ICG, Mr. Buckley worked for Safeguard Scientifics, Inc., beginning in 1987 as a financial analyst, and later as vice president of acquisitions from 1991 to 1996. He served as a director of Verticalnet, Inc. from 1996 to 2005. Mr. Buckley also currently serves on the boards of trustees of Camp Tecumseh and The Episcopal Academy, and as chairman of the board of directors of the Starfinder Foundation. Mr. Buckley received his bachelor’s degree from the University of North Carolina.

Mr. Buckley has significant experience as an entrepreneur and senior executive at public and private organizations. This experience has provided Mr. Buckley, in the opinion of the Board, with experience and insight which is beneficial to the Company.

David L. Cohen currently serves as the executive vice president of Comcast Corporation, a publicly traded media and technology company, and has served in such capacity since July 2002. He has also served on the board of trustees and on the executive committee of the University of Pennsylvania since 2001, including as chairman of the board since 2009, and as a member of the board of trustees of Penn Medicine and a member of its executive committee since 2001. In addition, Mr. Cohen has served on the board of directors (which he chaired from 2008 to 2010) and the executive committee of the Greater Philadelphia Chamber of Commerce since 1998 and as a member of the CEO Council for Growth since 2003. Mr. Cohen has also served as a trustee of City Year since 2004, and as the chair of its governance committee and a member of its executive committee. He has also served on the board of directors of the National Urban League since 2007 and as the chair of its audit committee. Further, he has served on the corporate advisory board of the National Council of La Raza since 2006, which he currently chairs. Prior to joining Comcast Corporation, Mr. Cohen served as a partner and chairman of the law firm Ballard Spahr Andrews & Ingersoll, LLP. From January 1992 to April 1997, Mr. Cohen served as Chief of Staff to the Honorable Edward G. Rendell, the Mayor of the City of Philadelphia. In addition to these experiences, Mr. Cohen has received numerous awards for his civic and charitable activities. Mr. Cohen received his bachelor’s degree from Swarthmore College and his J.D. from the University of Pennsylvania Law School.

Mr. Cohen has significant experience as an executive and director at various companies, including public and private companies, and charitable and civic organizations, as well as extensive legal experience. This experience has provided Mr. Cohen, in the opinion of the Board, with experience and insight which is beneficial to the Company.

Philip E. Hughes, Jr. serves as the president of Sovereign Developers, LP, a real estate development company, and has done so since he founded the company in 1999. In 2011, he formed, and currently operates, Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services, a professional services firm. Mr. Hughes has also served as vice chairman of Keystone Industries, an international manufacturing and distribution company, since November 2011. He has served as president of Fox Park Corporation, which owns a retail shopping center, since 2005. Prior to these positions, Mr. Hughes served as a partner and head of the Philadelphia office of the accounting firm LarsonAllen LLP from 2000 to 2011. He also served as a director of VIST Financial Corporation from 2007 to 2012, when the bank was acquired by Tompkins Financial Corporation, and also served on the loan committee and audit committee, and now serves as a director of VIST Bank, a wholly owned subsidiary of Tompkins Financial Corporation, as well as on the executive loan committee. Further, Mr. Hughes served as a director of Madison Bank and Leesport Bank from 1989 to 2012, and served as chair of the audit committee and a member of the loan committee of each institution. He also is a member of several nonprofit organizations, including NHS Human Services, a mental health organization, and Inn Dwelling, Inc., an organization that serves the homeless. Mr. Hughes has been a member of the American Institute of Certified Public Accountants since 2000 and of the Pennsylvania Institute of Certified Public Accountants since 1990. Mr. Hughes has been a Certified Public Accountant since 1976, a member of the Bar of the Commonwealth of Pennsylvania since 1976 and a member of the Bar of the United States Tax Court since 1980. He received his bachelor’s degree in accounting from LaSalle University and his J.D. from Villanova University School of Law.

Mr. Hughes has extensive experience in accounting, including his partnership at various accounting firms, and has participated on the boards of various companies, including public and private companies, and charitable and civic organizations. This experience has provided Mr. Hughes, in the opinion of the Board, with experience and insight which is beneficial to the Company.

Oliver C. Mitchell, Jr. currently serves as the senior vice president, general counsel and secretary of American Cybersystems, Inc., an information technology and staffing company, and has presided in such roles since January 2013. Prior to joining American Cybersystems, Inc., Mr. Mitchell served as the vice president, general counsel and secretary of Carpenter Technology Corporation, a NYSE-listed company that manufactures and sells specialty alloys, from September 2007 until November 2009. He also worked at Ford Motor Company, first as assistant general counsel from 1998 to 2003 and then as chairman of the dealer policy board from 2003 to 2006. Mr. Mitchell also has extensive experience in public service, including serving as a director of the Pennsylvania State Employees Retirement System since 2009; an Assistant United States Attorney for the District of Massachusetts; as First Assistant District Attorney for Hampden County Massachusetts; as a member of the Board of Directors of the Massachusetts Bay Transportation Authority; and as a member of the Board of Trustees of the transit authority’s pension fund. He also served as a trustee of the National Judicial College from 2005 to 2011, and as its treasurer and chairman of its audit committee. Mr. Mitchell also served as the chairman of the Michigan State Appellate Defender Commission from 2003 to 2007. He received his B.S. from Cornell University and his J.D. from Suffolk University Law School.

Mr. Mitchell has extensive legal and executive experience at various companies, as well as in public service. This experience has provided Mr. Mitchell, in the opinion of the Board, with experience and insight which is beneficial to the Company.

Charles P. Pizzi is the retired president, director and chief executive officer of Tasty Baking Company, manufacturer of Tastykake branded snack cakes. He served in these positions from 2002 to May 2011. Mr. Pizzi currently serves on the board of trustees of FS Energy and Power Fund and has presided in that role since January 2012. He also currently serves as a member of FS Energy and Power Fund’s nominating and corporate governance committee and has presided in that role since January 2012. Prior to leading Tasty Baking Company, Mr. Pizzi served as president and chief executive officer of the Greater Philadelphia Chamber of Commerce, vice-chairman of the American Chamber of Commerce Executives and chairman of the Metro Council of Presidents. His career also includes work with the transition teams for Pennsylvania Governor Tom Ridge and Philadelphia Mayor Ed Rendell. Mr. Pizzi has also served as commerce director for the City of Philadelphia. He has been a trustee of Brandywine Realty Trust since 1996, serving on the audit committee and as a chair of the compensation committee, a director of Allied Security Holdings LLC since August 2011, a director of PHH Corporation since January 2012, serving on the human capital and compensation committee, vice chairman of the board of directors of Independence Blue Cross since 1991, serving on the compensation committee, a trustee of Pennsylvania Real Estate Investment Trust since May 2013 and a director of Drexel University since 1991. He was a director of the Federal Reserve Bank of Philadelphia from 2006 to December 2011, serving as chairman from January 2010 to December 2011. He also previously served as a director of the Philadelphia Stock Exchange from 1998 until it was acquired by NASDAQ in July 2008 and on the board of governors of NASDAQ OMX PHLX, Inc. from August 2008 to March 2009. Mr. Pizzi holds a bachelor’s degree from LaSalle University and a master’s degree from the University of Pennsylvania.

Mr. Pizzi has significant experience as an executive and director at various companies and governmental organizations. This experience has provided Mr. Pizzi, in the opinion of the Board, with experience and insight which is beneficial to the Company.

Executive Officers

The following persons serve as the Company’s and the Fund’s executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Michael C. Forman	52	President and Chief Executive Officer
Salvatore Faia	50	Chief Compliance Officer
William Goebel	38	Chief Financial Officer
Gerald F. Stahlecker	48	Executive Vice President
Zachary Klehr	35	Executive Vice President
Stephen S. Sypherd	36	Vice President, Treasurer and Secretary

The address for each executive officer is c/o FS Global Credit Opportunities Fund—A, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

Executive Officers Who Are Not Trustees

Salvatore Faia has served as the chief compliance officer of the Company and the Fund since June 2013. Mr. Faia also is the chief compliance officer of FS Investment Corporation, FS Energy and Power Fund and FS Investment Corporation II and has presided in such roles since May 2008, April 2011 and July 2011, respectively. Also, Mr. Faia served as the chief compliance officer for FB Income Advisor, LLC from November 2008 to 2010. Since 2004, Mr. Faia has served as the president of Vigilant Compliance, LLC, a full service compliance firm serving mutual funds and the investment industry. In connection with his role as president of Vigilant Compliance, LLC, he currently serves as chief compliance officer for a number of mutual funds and investment advisers. Mr. Faia also has served as trustee to EIP Growth and Income Fund since May 2005. From 2002 to 2004, Mr. Faia served as senior legal counsel for PFPC Worldwide, Inc., and from 1997 to 2001 he was a partner with Pepper Hamilton LLP. Mr. Faia has extensive experience with mutual funds, hedge funds, investment advisers, broker dealers and the investment management industry. In addition to being an experienced attorney with respect to the 1940 Act and Advisers Act, he is a Certified Public Accountant, and holds various Financial Industry Regulatory Authority Securities licenses. Mr. Faia is a Member of the Investment Company Institute’s Chief Compliance Officer Committee. Mr. Faia graduated from the University of Pennsylvania Law School with his J.D., and received his degree in accounting and finance from La Salle University.

The biographies of the Company’s and the Fund’s executive officers are provided in the Prospectus.

Compensation of Trustees

Trustees who do not also serve in an executive officer capacity for the Company, the Fund or FS Global Advisor are entitled to receive from the Fund annual cash retainer fees, fees for attending in-person Board meetings and committee meetings and annual fees for serving as a committee chairperson, determined based on the Fund’s net assets as of the end of each fiscal quarter. These Trustees are Walter W. Buckley, III, David L. Cohen, Thomas J. Gravina, Philip E. Hughes, Jr., Oliver C. Mitchell, Jr. and Charles P. Pizzi. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Fund Net Assets	Annual Cash Retainer	Board/Committee Meeting Fee	Annual Chairperson Fee
$0 to $100 million	$0	$0	$0
$100 million to $300 million	$25,000	$1,000	$5,000
$300 million to $500 million	$40,000	$1,000	$5,000
$500 million to $1 billion	$60,000	$1,500	$20,000
> $1 billion	$80,000	$2,500	$25,000

The Fund will also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Company, the Fund or FS Global Advisor.

As neither the Company nor the Fund has commenced operations, the Trustees have not received any compensation from the Fund.

Board Committees

In addition to serving on the Board, Trustees may also serve on one or more of the following committees which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. Subject to applicable law, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Company’s best interest.

Audit Committee

The audit committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent accountants (including compensation therefor), reviewing the independence of the Company’s independent accountants and reviewing the adequacy of the Company’s internal controls over financial reporting. The members of the audit committee are Philip E. Hughes, Jr., Oliver C. Mitchell, Jr. and Charles P. Pizzi, each of whom is an Independent Trustee. Philip E. Hughes, Jr. serves as the chairman of the audit committee. The Board has determined that Philip E. Hughes, Jr. is an “audit committee financial expert” as defined under SEC rules.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee selects and nominates Trustees for membership on the Board, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board. The nominating and corporate governance committee considers candidates suggested by its members and other Trustees, as well as the Company’s management and Shareholders. The members of the nominating and corporate governance committee are David L. Cohen, Thomas J. Gravina and Oliver C. Mitchell, Jr. David L. Cohen serves as chairman of the nominating and corporate governance committee.

Trustee Beneficial Ownership of Shares

The following table shows the dollar range of Shares beneficially owned by each Trustee as of September 30, 2013 based on the initial NAV per Share of $10.00 and the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the family of investment companies that includes the Company.

Name of Trustee	Dollar Range of Equity Securities in the Company(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Interested Trustees
Michael C. Forman	$10,001-$50,000	$50,001-$100,000
David J. Adelman	$10,001-$50,000	$50,001-$100,000
Thomas J. Gravina	None	None

Independent Trustees
Walter W. Buckley, III	None	None
David L. Cohen	None	None
Philip E. Hughes, Jr.	None	None
Oliver C. Mitchell, Jr.	None	None
Charles P. Pizzi	None	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to the Company’s offices at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. Other Shareholder communications received by the Company not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Codes of Ethics

The Company, FS Global Advisor and GSO have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are attached as exhibits to the registration statement of which this Statement of Additional Information is a part. Shareholders may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics will be available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

The Adviser

FS Global Advisor, an investment adviser registered with the SEC under the Advisers Act, serves as the Fund’s investment adviser. FS Global Advisor is an affiliate of Franklin Square Holdings, a national sponsor of alternative investment funds designed for the individual investor. FS Global Advisor’s principal office is located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. For more information regarding FS Global Advisor, see “The Adviser” in the Prospectus. For more information on the services provided by FS Global Advisor to the Company and the Fund, see “Management of the Company and the Fund” in the Prospectus.

The Investment Advisory Agreement will become effective upon satisfaction of the Minimum Offering Requirement and will continue in effect for a period of two years from its effective date. If not sooner terminated, the Investment Advisory Agreement will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund Board or the vote of a majority of the outstanding securities of the Fund entitled to vote and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreement without penalty. The Investment Advisory Agreement, the Company Administration Agreement and the Fund Administration Agreement may be terminated at any time, without penalty, by FS Global Advisor, upon 60 days’ notice to the Company or the Fund, as applicable.

The managers, officers and other personnel of FS Global Advisor also currently manage the following other entities:

Name	Entity	Investment Focus	Total Assets(1)
FS Investment Corporation	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,492,383,000

FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$1,753,719,000

FS Energy and Power Fund	BDC	Invests primarily in the debt and income-oriented equity securities of private U.S. companies in the energy and power industry.	$1,610,804,000

(1)	As of June 30, 2013.

The Sub-Adviser

FS Global Advisor has engaged GSO to act as the Fund’s investment sub-adviser pursuant to the Investment Sub-Advisory Agreement. GSO will assist FS Global Advisor in identifying investment opportunities, will make investment recommendations for approval by FS Global Advisor and will execute on its trading strategies subject to guidelines set by FS Global Advisor. GSO, an investment adviser registered with the SEC under the Advisers Act, is a Delaware limited partnership with principal offices located at 345 Park Avenue, New York, New York 10154. For more information regarding GSO, see “The Sub-Adviser” in the Prospectus.

The Investment Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by GSO or, if the Fund Board or the holders of a majority of the Fund’s outstanding voting securities determine that the Investment Sub-Advisory Agreement with GSO should be terminated, by FS Global Advisor.

Portfolio Management

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of June 30, 2013: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
		(in thousands)		(in thousands)
Michael C. Forman
Registered Investment Companies	—	$—	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	3	$7,856,906	3	$7,856,906
Other Accounts	—	$—	—	$—

Gerald F. Stahlecker
Registered Investment Companies	—	$—	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	3	$7,856,906	3	$7,856,906
Other Accounts	—	$—	—	$—

Zachary Klehr
Registered Investment Companies	—	$—	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	3	$7,856,906	3	$7,856,906
Other Accounts	—	$—	—	$—

Robert Hoffman
Registered Investment Companies	—	$—	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	$—	—	$—
Other Accounts	—	$—	—	$—

Compensation of Portfolio Managers

FS Global Advisor’s investment personnel are not employed by the Company or the Fund and receive no direct compensation from the Company or the Fund in connection with their investment management activities.

Consistent with Franklin Square Holdings’ integrated culture, Franklin Square Holdings has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Company and the Fund on behalf of FS Global Advisor. Franklin Square Holdings’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of Fund Shareholders and to give everyone a direct financial incentive to ensure that all of Franklin Square Holdings’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of Franklin Square Holdings’ senior executives, including each of the investment personnel who render services to the Company and the Fund on behalf of FS Global Advisor, receives a base salary and is eligible for a cash bonus and equity compensation. The cash bonus and equity compensation are discretionary, and equity awards are typically subject to a vesting period of several years.

All final compensation and other longer-term incentive award decisions are made by the management committee of Franklin Square Holdings based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for other businesses and the individual roles/responsibilities within each of the businesses.

Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Company beneficially owned by each member of FS Global Advisor’s investment committee as of September 30, 2013 based on the initial NAV per Share of $10.00.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Company(1)
Michael C. Forman	$10,001-$50,000
Gerald F. Stahlecker	None
Zachary Klehr	None
Robert Hoffman	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

GSO Potential Conflicts of Interest

GSO, Blackstone and their respective affiliates will be subject to certain conflicts of interest as the Fund’s investment sub-adviser. These conflicts will arise primarily from the involvement of GSO, Blackstone and their respective affiliates (collectively, the “Firm”) in other activities that may conflict with those of the Fund. Shareholders should be aware that individual conflicts will not necessarily be resolved in favor of the Fund’s interest.

Broad and Wide-Ranging Activities

The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with the interests of the Fund or Fund Shareholders. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, GSO will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

The Firm’s Policies and Procedures

Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the advantages across the Firm’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that may reduce the benefits that the Fund expects to utilize for purposes of finding and managing its investments. For example, the Firm may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are the Firm’s advisory clients. As a consequence, that information, which could be of benefit to the Fund, might become restricted to those other businesses and otherwise be unavailable to the Fund, and could also restrict the Fund’s activities. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund of the Firm has or has considered making an investment or which is otherwise an advisory client of the Firm may restrict or otherwise limit the ability of the Fund and/or its portfolio companies and their affiliates to engage in businesses or activities competitive with such companies.

Investment Banking, Advisory and Other Relationships

As part of its regular business, the Firm provides a broad range of investment banking, advisory, and other services. In the regular course of its investment banking and advisory businesses, the Firm represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Firm client would typically require the Firm to act exclusively on its behalf, thereby precluding the Fund from participating in such transactions. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities may be constrained as a result of the inability of GSO to use such information. For example, employees of the Firm may be prohibited by law or contract from sharing information with FS Global Advisor or the portfolio managers of the Fund at FS Global Advisor or GSO. Additionally, there may be circumstances in which one or more of certain individuals associated with the Firm will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of the Firm. In certain sell-side and fundraising assignments, the seller may permit the Fund to act as a participant in such transaction, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price) and also be subject to the limitations of the 1940 Act.

The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to recommend an investment in a particular transaction on behalf of the Fund, GSO will, as permitted by applicable law, consider those relationships, which may result in certain transactions that GSO will not recommend or execute on behalf of the Fund in view of such relationships. The Fund may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by GSO with respect to such investments, as may be permitted by law and in accordance with GSO’s applicable procedures. GSO may also have additional conflicts of interest, including where GSO may be incentivized to recommend investments for the Fund that may favor the interests of Other Accounts (as defined below). In each such case, such transactions will be governed by, and GSO will execute such transactions in accordance with, procedures designed and adopted by GSO to manage such conflicts of interest.

The Firm may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time the Firm may serve as advisor to creditor or equity committees. This involvement may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings or the Fund may be required to liquidate any existing positions of the applicable issuer to avoid a subsequent conflict of interest. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses to the Fund. The Firm may be compensated for these representations; however, such compensation will not be passed through to the Fund.

Allocation of Opportunities

Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to FS Global Advisor, on behalf of the Fund, and other clients, including other investment funds, and any other investment vehicles that GSO or its affiliates may establish from time to time, as well as client accounts and proprietary accounts managed by GSO and its affiliates in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other GSO Accounts”). In addition, the Firm provides investment management services to other clients, including other investment funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time, client accounts, and proprietary accounts in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Blackstone Accounts” and, together with the Other GSO Accounts, the “Other Accounts”). The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend securities to Other Accounts, in accordance with the investment objectives and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is GSO’s policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to its Other Accounts, even though their investment objectives may overlap with those of the Fund. Affiliates of GSO engage in investment advisory business with accounts that compete with the Fund and have no obligation to make their investment opportunities available to the Fund.

GSO may have a conflict of interest in allocating investment opportunities between the Fund and Other Accounts, including where GSO may be incentivized to recommend investments for the Fund that may favor the interests of Other Accounts. This potential conflict may be exacerbated where GSO has more attractive incentive fees for such Other Accounts, or where individuals of GSO who are responsible for selecting investments for the Fund have large personal stakes in Other Accounts. In each such case, such transactions will be governed by, and GSO will execute such transactions in accordance with, procedures designed and adopted by GSO to manage such conflicts of interest.

Certain distressed investment opportunities may offer high potential returns, but may not be suitable for the Fund. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as the Fund and may not be allocated to the Fund. Such investments, while high risk, can at times offer exceptional returns, and the Fund may not be able to participate in these investments.

While GSO will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by GSO and Blackstone in managing their respective Other Accounts could conflict with the transactions and strategies employed by GSO in providing investment sub-advisory services to and executing portfolio transactions for the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts.

It is the policy of GSO to share appropriate investment opportunities (and sale opportunities) with the Other Accounts as permitted by the 1940 Act and interpretive guidance from the staff of the SEC. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each account (including with respect to guidelines as to concentration of holdings), taking into account available cash and the relative capital of the respective accounts. Nevertheless, investment and/or sale opportunities may be allocated other than on a pro rata basis, if GSO deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment and the Fund’s or Other Account’s current risk profile; (b) the Fund’s or the Other Accounts’ investment guidelines, restrictions and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and the Other Accounts’ portfolios; (d) liquidity requirements of the Fund and the Other Accounts, including during a wind-down of the Fund or Other Account; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or the Other Accounts’ portfolios; (h) redemption/withdrawal requests from the Fund and Other Accounts and anticipated future contributions into the Fund and the Other Accounts; (i) the work of a particular investment team in sourcing an opportunity; (j) proximity of the Fund or Other Account to the end of its specified term/commitment period; (k) when a pro rata allocation could result in de minimis or “odd lot” allocations; (l) availability of leverage and any requirements or other terms of any existing leverage facilities; (m) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund; (n) available cash and (o) other considerations deemed relevant by GSO and its affiliates. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over the Fund, notwithstanding GSO’s general policy of pro rata allocation.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which GSO or its affiliates consider equitable.

From time to time, the Fund and Other Accounts may make investments at different levels of a borrower’s or an issuer’s capital structure or otherwise in different classes of a borrower’s or an issuer’s securities, subject to the limitations of the 1940 Act and subject to compliance with appropriate procedures. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

In addition, when the Fund and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructuring, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if GSO believes it would be in the best economic interests of the Fund to do so. Also, the Fund may be prohibited by applicable law from investing in a borrower or issuer that Other Accounts are also investing in or currently invest in even if GSO believes it would be in the best economic interests of the Fund to do so.

Service Providers

The Fund’s service providers (including lenders, brokers, attorneys, and investment banking firms) may be investors in the Fund and/or sources of investment opportunities and counterparties therein. This may influence GSO in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider, will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that GSO believes to be of benefit to the Fund or Other Accounts).

Allocation of Personnel

The Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of GSO. These activities could be viewed as creating a conflict of interest in that the time and effort of GSO and its officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other advisees of GSO.

Material Non-Public Information

GSO or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer. Should this occur, GSO would be restricted from recommending to FS Global Advisor or buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material. Disclosure of such information to GSO’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and FS Global Advisor on behalf of the Fund may not be free to act upon any such information. Therefore, FS Global Advisor and the Fund may not have access to material non-public information in the possession of the Firm which might be relevant to an investment decision to be made on behalf of the Fund, and FS Global Advisor may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, FS Global Advisor may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Trading by Firm Personnel

The officers, directors, members, managers, and employees of GSO or Blackstone may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by GSO.

Possible Future Activities

The Firm may expand the range of services that it provides over time. Except as provided herein, the Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Transactions with Other Accounts

From time to time, the Fund may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, GSO’s fiduciary obligations to the Fund and the 1940 Act.

Other Affiliate Transactions

The Fund may acquire a security from an issuer in which a separate security has been acquired by other GSO or Blackstone affiliates. When making such investments, the Fund and other GSO or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where the Fund becomes a lender to a company when an affiliate of GSO owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the other affiliates.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a private equity fund managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for GSO between its interests in the Fund and the portfolio company, in that the ability of GSO to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Restrictions Arising under the Securities Laws

The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Company anticipates investing substantially all of its net assets in the Fund in private transactions that will not involve brokerage commissions or markups. FS Global Advisor has responsibility for decisions to buy and sell securities and other instruments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions, although FS Global Advisor has delegated the responsibilities to execute many of the Fund’s portfolio transactions to GSO. While FS Global Advisor and GSO will be primarily responsible for the placement of the Fund’s portfolio business, the policies and practices in this regard are subject to review by the Fund Board.

As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund expects to invest normally will be purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and ask price. Sales to dealers generally will be effected at bid prices.

The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although the Fund may indirectly bear fees and expenses of any money market funds in which it invests), or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

To the extent it executes securities transactions for the Fund, FS Global Advisor or GSO will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, FS Global Advisor or GSO will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if FS Global Advisor or GSO determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, FS Global Advisor or GSO may be able to supplement their research and analysis with the views and information of brokerage firms. FS Global Advisor may also allocate a portion of its brokerage business to firms whose employees participate as brokers in the introduction of investors to FS Global Advisor or who agree to bear the expense of capital introduction, marketing or related services by third parties.

Eligible research or brokerage services provided by brokers through which portfolio transactions for the Fund are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Fund and other accounts which they and their affiliates manage (collectively, “Soft Dollar Items”). FS Global Advisor and its affiliates generally will use such products and services (if any) for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of the Fund and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Fund are intended to fall within the “safe harbor” of Section 28(e) of the Exchange Act. As noted above, because most of the Fund’s transactions will likely be principal transactions, the Fund will likely not incur significant brokerage commissions (although it will be subject to mark ups and mark downs imposed by dealers). Section 28(e) generally only applies with respect to brokerage commissions; as such, the Fund may not benefit from any significant amount of Soft Dollar Items.

FS Global Advisor or GSO may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, FS Global Advisor or GSO, as applicable, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, FS Global Advisor or GSO may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

FS Global Advisor may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. FS Global Advisor will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by FS Global Advisor are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including FS Global Advisor, GSO or their respective affiliates). Certain broker-dealers, through which the Fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates. The Board has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require FS Global Advisor to furnish reports to the Trustees and to maintain records in connection with such reviews. In addition, the Fund may purchase securities in a placement for which affiliates of FS Global Advisor have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of FS Global Advisor or GSO acting as principal. FS Global Advisor and GSO are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated its proxy voting responsibility to FS Global Advisor. The proxy voting policies and procedures of FS Global Advisor are set forth below. The guidelines are reviewed periodically by FS Global Advisor and the Independent Trustees, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, FS Global Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of FS Global Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act. FS Global Advisor will vote proxies relating to securities in the best interest of its clients’ shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although FS Global Advisor will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of FS Global Advisor are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how FS Global Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Information regarding how FS Global Advisor voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ending June 30 will be available without charge by making a written request to the Fund’s Chief Compliance Officer, FS Global Credit Opportunities Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104 or by calling the Fund collect at (215) 495-1150, or on the SEC’s website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Company and the Fund performs an annual audit of the Company’s and the Fund’s financial statements. The Board and the Fund Board have engaged Ernst & Young LLP, located at One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, Pennsylvania 19103 to serve as the Company’s and the Fund’s independent registered public accounting firm.

LEGAL COUNSEL

Certain legal matters regarding the Shares offered hereby have been passed upon by Dechert LLP, Philadelphia, Pennsylvania, and certain matters regarding the Shares offered hereby and other matters of Delaware law have been passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Company with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Company and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549 or on the EDGAR database on the SEC’s website (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of FS Global Credit Opportunities Fund—A

We have audited the accompanying balance sheet of FS Global Credit Opportunities Fund—A (the Company) as of April 15, 2013, the related statements of operations and changes in net assets for the period from January 28, 2013 (Inception) to April 15, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FS Global Credit Opportunities Fund—A at April 15, 2013, the results of its operations and the changes in its net assets for the period from January 28, 2013 (Inception) to April 15, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

June 11, 2013, except for Notes 3 and 5 as to which the date is August 2, 2013

FS Global Credit Opportunities Fund—A

Balance Sheet

April 15, 2013

(in thousands, except share and per share amounts)

April 15, 2013
Assets
Investment in FS Global Credit Opportunities Fund	$100

Total assets	$100

Shareholders’ Equity
Common shares, $0.001 par value, unlimited shares authorized, 10,000 shares issued and outstanding	—
Capital in excess of par value	122
Accumulated loss	(22)

Total shareholders’ equity	$100

Net asset value per common share at period end	$10.00

See notes to financial statements.

FS Global Credit Opportunities Fund—A

Statement of Operations

Period from January 28, 2013 (Inception) to April 15, 2013

(in thousands, except share and per share amounts)

Operating expenses
Organization costs	$22

Net decrease in net assets resulting from operations	$(22)

Per share information—basic and diluted
Net decrease in net assets resulting from operations	$(2.20)

Weighted average shares outstanding	10,000

See notes to financial statements.

FS Global Credit Opportunities Fund—A

Statement of Changes in Net Assets

Period from January 28, 2013 (Inception) to April 15, 2013

(in thousands)

Operations
Net decrease in net assets resulting from operations	$(22)
Capital share transactions
Issuance of common shares	100
Capital contributions of investment advisor	571
Offering costs	(549)

Net increase in net assets resulting from capital share transactions	122

Total increase in net assets	100
Net assets at beginning of period	—

Net assets at end of period	$100

See notes to financial statements.

FS Global Credit Opportunities Fund—A

Notes to Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund—A, or the Company, was organized as a Delaware statutory trust on January 28, 2013 and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company. The Company’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. The Company intends to invest substantially all of its net assets in FS Global Credit Opportunities Fund, or the Fund. The investment objectives and strategies of the Fund are substantially the same as the Company’s. The Company’s financial statements should be read in conjunction with the attached financial statements for the Fund.

The Company expects to commence operations at such time as the Company, together with any other investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, whose principal investment strategy is to invest substantially all of its assets in the Fund, collectively raise net offering proceeds of $2.5 million in the aggregate, or the minimum offering requirement, all of which must be from persons who are not affiliated with the Company, the Fund or the Fund’s expected investment adviser, FS Global Advisor, LLC, or FS Global Advisor. FS Global Advisor is a private investment firm that will be registered as an investment adviser under the Investment Advisers Act of 1940, as amended, prior to the date on which the Company commences operations. FS Global Advisor is an affiliate of the Company.

The Company intends to be an externally managed, non-diversified, closed-end management investment company under the 1940 Act that will elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP.

The Company believes the significant accounting policies described below affect the more significant judgments and estimates used in the preparation of its financial statements. Accordingly, the policies described below are the policies that the Company believes are and will be the most critical to fully understanding and evaluating the Company’s historical financial condition and results of operations.

Investment in the Fund: The Company’s investment in the Fund is recorded at fair value and is based upon the Company’s percentage ownership of the net assets of the Fund. The performance of the Company is directly affected by the performance of the Fund.

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share information.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company’s cash and cash equivalents are maintained with a high credit quality financial institution, which is a member of the Federal Deposit Insurance Corporation.

Valuation of Portfolio Investments: The Company intends to invest substantially all of its net assets in the Fund. As such, the Company will determine the net asset value, or NAV, of its common shares of beneficial interest, or its common shares, daily based on the value of its interest in the Fund (as provided by the Fund). The Company will calculate NAV per common share by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Company (the value of its interest in the Fund, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Company. See Note 2 to the consolidated financial statements of the Fund for information on the Fund’s policies regarding the valuation of its portfolio investments.

Revenue Recognition: Realized gains and losses from Fund transactions are calculated on the specific share identification basis. Fund transactions are recorded on the effective date of the subscription in or the redemption from the Fund. Distributions received from the Fund will be recorded on ex-date.

Organization Costs: Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Company’s organization. These costs are expensed as incurred. For the period from January 28, 2013 (Inception) to April 15, 2013, the Company incurred organization costs of $22, which were paid on behalf of the Company by Franklin Square Holdings L.P., or Franklin Square Holdings, an affiliate of FS Global Advisor, and have been recorded as a contribution to capital (see Note 3).

Offering Costs: The Company’s offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s Registration Statement on Form N-2 relating to the public offering of its common shares. The Company has charged offering costs against capital in excess of par value on the balance sheet. During the period from January 28, 2013 (Inception) to April 15, 2013, the Company had incurred offering costs of $549, which were paid on behalf of the Company by Franklin Square Holdings and have been recorded as a contribution to capital (see Note 3).

Income Taxes: The Company intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Because the Company will invest substantially all of its assets in the Fund, the Company will generally qualify as a RIC if the Fund qualifies as a RIC. To maintain qualification as a RIC, the Company and the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of their “investment company taxable income” and their net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Company will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Company and the Fund intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the period from January 28, 2013 (Inception) to April 15, 2013, the Company did not incur any interest or penalties.

Distributions: Distributions to the Company’s shareholders will be recorded as of the record date. Subject to the discretion of the Company’s board of trustees and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on either a monthly or quarterly basis. Such ordinary cash distributions are expected to be paid using ordinary cash distributions received from the Fund, net of any Company operating expenses. At least annually, the Company intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.

Note 3. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

The Company does not incur a separate management fee or incentive fee, but the Company is indirectly subject to the Fund’s management fee and incentive fee. For the services it provides to the Fund, FS Global Advisor is entitled to a fee consisting of two parts—a management fee and an incentive fee. The management fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average daily gross assets during such period. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.1625% per quarter (or an annualized hurdle rate of 8.65%), subject to a “catch-up” feature. See Note 3 to the consolidated financial statements of the Fund attached hereto for a detailed description of the management and incentive fees payable by the Fund to FS Global Advisor.

Pursuant to an administration agreement to be entered into between the Company and FS Global Advisor, or the administration agreement, FS Global Advisor will oversee the day-to-day operations of the Company, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor also will perform, or oversee the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s shareholders and reports filed with the Securities and Exchange Commission, or SEC. In addition, FS Global Advisor will assist the Company in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse FS Global Advisor for its actual costs incurred in providing these administrative services. FS Global Advisor is required to allocate the cost of such services to the Company based on objective factors such as total assets, revenues and/or time allocations.

Franklin Square Holdings, an affiliate of FS Global Advisor, has funded the Company’s offering costs and organization costs in the amount of $571 for the period from January 28, 2013 (Inception) to April 15, 2013. These costs have been recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par value on the financial statements and the organization costs were charged to expense as incurred by the Company (see Note 2).

Under the administration agreement to be entered into between the Company and FS Global Advisor, there will be no liability on the Company’s part for the offering or organization costs funded by FS Global Advisor or its affiliates (including Franklin Square Holdings) until the administration agreement is effective and the minimum offering requirement has been satisfied. At such time, FS Global Advisor will be entitled to receive 1.5% of the aggregate proceeds raised from outside investors until all offering costs and organization costs listed above and any future offering or organization costs incurred have been recovered. FS Global Advisor will be entitled to receive 1.5% of aggregate proceeds raised in the Company’s continuous public offering, after payment of selling commissions and dealer manager fees, until all organization and offering costs funded by FS Global Advisor or its affiliates (including Franklin Square Holdings) on behalf of the Company have been recovered. The reimbursements will be recorded by the Company as a reduction of capital. FS Global Advisor and its affiliates are responsible for the payment of the Company’s cumulative organization and offering costs to the extent they exceed 1.5% of the aggregate proceeds raised in the Company’s continuous public offering, after payment of selling commissions and dealer manager fees, without recourse against or reimbursement by the Company. The minimum reimbursement to FS Global Advisor for such fees is expected to be $37.5, assuming the minimum offering requirement is satisfied.

Capital Contribution by FS Global Advisor

In March 2013, Michael C. Forman and David J. Adelman, the principals of FS Global Advisor, each contributed an aggregate of approximately $50 to purchase 5,000 common shares at a price of $10.00 per share. The principals have agreed not to tender these common shares for repurchase as long as FS Global Advisor remains the Fund’s investment adviser.

Expense Reimbursement Agreement

Pursuant to an expense support and conditional reimbursement agreement to be entered into between Franklin Square Holdings and the Company, or the expense reimbursement agreement, Franklin Square Holdings will agree to reimburse the Company for expenses to ensure that the Company bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any ordinary cash distributions made by the Company will be paid from offering proceeds or borrowings. Such ordinary cash distributions are expected to be paid using distributions received from the Fund. It is expected that the Fund will enter into a separate expense support and conditional reimbursement agreement with Franklin Square Holdings to ensure that no portion of any ordinary cash distributions made by the Fund to the Company will be paid from offering proceeds or borrowings of the Fund. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions (and therefore a portion of the Company’s ordinary cash distributions) may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, Franklin Square Holdings will not reimburse the Company for the portion of the Fund’s or the Company’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Company quarterly for expenses to the extent that (x) the sum of the cumulative ordinary cash distributions paid by the Company in such quarter, plus the aggregate Company “operating expenses” (as defined below) in such quarter exceeds (y) the cumulative ordinary cash distributions from the Fund that are received by the Company in such quarter.

The Company will have a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, (x) the cumulative ordinary cash distributions from the Fund that are received by the Company in such quarter exceed (y) the sum of the cumulative ordinary cash distributions paid by the Company in such quarter plus the aggregate Company operating expenses in such quarter; provided, however, that (i) the Company will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year); and (ii) the Company will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the annualized rate of ordinary cash distributions at the time of such reimbursement is less than the annualized rate of ordinary cash distributions at the time Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total operating expenses, excluding organization and offering expenses and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The Company or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. Franklin Square Holdings has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income.

The specific amount of expenses reimbursed by Franklin Square Holdings pursuant to the expense reimbursement agreement, if any, will be determined at the end of each fiscal quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Company to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

Franklin Square Holdings is controlled by the Company’s chairman, president and chief executive officer, Michael C. Forman, and the Company’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Company’s expenses in future years.

Note 4. Share Repurchase Program

Beginning with the first full calendar quarter following the satisfaction of the minimum offering requirement, and on a quarterly basis thereafter, the Company intends to offer to repurchase common shares on such terms as may be determined by the Company’s board of trustees in its complete and absolute discretion unless, in the judgment of the independent trustees of the Company’s board of trustees, such repurchases would not be in the best interests of the Company’s shareholders or would violate applicable law. Each repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Fund with respect to common shares of beneficial interest of the Fund, or Fund Shares. The Company will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, and the 1940 Act. In months in which the Company repurchases common shares, it will conduct repurchases on the same date that it holds its first weekly closing for the sale of common shares in its public offering. The offer to repurchase common shares will be conducted solely through tender offer materials mailed to each shareholder.

The Company’s board of trustees will also consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase common shares and under what terms:

•	the effect of such repurchases on the Company’s and/or the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•	the Fund’s investment plans;

•	the Company’s and the Fund’s working capital requirements;

•	the Company’s history in repurchasing common shares or portions thereof; and

•	the condition of the securities markets.

The Company currently intends to limit the number of common shares to be repurchased on each date of repurchase to the number of common shares the Company can repurchase with (1) the aggregate proceeds it has received from the beginning of the calendar year through, but not including, such date of repurchase from the sale of common shares under the Company’s distribution reinvestment plan, less the amount of any such proceeds used to repurchase common shares on each previous repurchase date during the calendar year, and (2) the aggregate proceeds it has received from the sale of common shares at the previous two weekly closings that occurred immediately prior to the date of repurchase. In addition, beginning with the calendar quarter ending March 31, 2014, the Company will limit the number of common shares to be repurchased in any calendar year to 20% of the weighted average number of common shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of common shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such common shares at a price equal to the NAV per share in effect on each date of repurchase.

The Company’s assets consist primarily of its interest in Fund Shares. Therefore, in order to finance the repurchase of its common shares pursuant to the repurchase offers, the Company may find it necessary to liquidate all or a portion of its interest in Fund Shares. As a result, the Company will not conduct a repurchase offer for common shares unless the Fund simultaneously conducts a repurchase offer for Fund Shares. The members of the Company’s board of trustees also serve on the board of trustees of the Fund, which expects that the Fund will conduct repurchase offers on a quarterly basis in order to permit the Company to meet its obligations under its repurchase offers. However, there are no assurances that the board of trustees of the Company or the Fund will, in fact, decide to undertake any repurchase offers.

Note 5. Subsequent Events

For the period from April 16, 2013 through August 1, 2013, the Company incurred additional offering costs of $687. These costs have been recorded by the Company as a contribution to capital subsequent to the date of the financial statements.

On July 15, 2013, the Fund entered into an investment advisory agreement with FS Global Advisor. On July 15, 2013, the Company entered into an administration agreement with FS Global Advisor. The fees, reimbursement requirements and other terms and conditions of the investment advisory agreement and the administration agreement are described in Note 3 above. As of August 1, 2013, no services have been performed by FS Global Advisor under the investment advisory agreement or the administration agreement, and no fees or reimbursements have been earned or paid to date. Neither the investment advisory agreement nor the administration agreement will be effective unless and until the minimum offering requirement is satisfied. The Company has no liability to reimburse FS Global Advisor or any of its affiliates for any offering or organization costs funded by FS Global Advisor or any of its affiliates unless and until the administration agreement becomes effective.

On July 15, 2013, the Company entered into a dealer manager agreement with FS2 Capital Partners, LLC, an affiliate of FS Global Advisor. Pursuant to the dealer manager agreement, FS2 Capital Partners, LLC will be the dealer manager for the Company’s public offering of its common shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of FS Global Credit Opportunities Fund

We have audited the accompanying balance sheet of FS Global Credit Opportunities Fund (the Company) as of April 15, 2013, the related statements of operations and changes in net assets for the period from January 28, 2013 (Inception) to April 15, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FS Global Credit Opportunities Fund at April 15, 2013, the results of its operations and the changes in its net assets for the period from January 28, 2013 (Inception) to April 15, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

June 11, 2013, except for Notes 3 and 4 as to which the date is August 2, 2013

FS Global Credit Opportunities Fund

Balance Sheet

April 15, 2013

(in thousands, except share and per share amounts)

April 15, 2013
Assets
Cash and cash equivalents	$200

Total assets	$200

Shareholders’ Equity
Common shares, $0.001 par value, unlimited shares authorized, 20,000 shares issued and outstanding	—
Capital in excess of par value	222
Accumulated loss	(22)

Total stockholders’ equity	$200

Net asset value per common share at period end	$10.00

See notes to financial statements.

FS Global Credit Opportunities Fund

Statement of Operations

Period from January 28, 2013 (Inception) to April 15, 2013

(in thousands, except share and per share amounts)

Operating expenses
Organization costs	$22

Net decrease in net assets resulting from operations	$(22)

Per share information—basic and diluted
Net decrease in net assets resulting from operations	$(1.10)

Weighted average shares outstanding	20,000

See notes to financial statements.

FS Global Credit Opportunities Fund

Statement of Changes in Net Assets

Period from January 28, 2013 (Inception) to April 15, 2013

(in thousands)

Operations
Net decrease in net assets resulting from operations	$(22)
Capital share transactions
Issuance of common shares	200
Capital contributions of investment advisor	22

Net increase in net assets resulting from capital share transactions	222

Total increase in net assets	200
Net assets at beginning of period	—

Net assets at end of period	$200

See notes to financial statements.

FS Global Credit Opportunities Fund

Notes to Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company. The Fund expects to commence operations upon raising gross proceeds in excess of $2.5 million, or the minimum offering requirement, all of which must be from persons who are not affiliated with the Fund or the Fund’s expected investment adviser, FS Global Advisor, LLC, or FS Global Advisor. FS Global Advisor is a private investment firm that will be registered as an investment adviser under the Investment Advisers Act of 1940, as amended, prior to the date on which the Fund commences operations. FS Global Advisor is an affiliate of the Fund.

The Fund intends to be an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, or the 1940 Act, that will elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP.

The Fund believes the significant accounting policies described below affect the more significant judgments and estimates used in the preparation of its financial statements. Accordingly, the policies described below are the policies that the Fund believes are and will be the most critical to fully understanding and evaluating the Fund’s historical financial condition and results of operations.

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share information.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with a high credit quality financial institution, which is a member of the Federal Deposit Insurance Corporation.

Valuation of Portfolio Investments: The Fund intends to determine the fair value of its investment portfolio each day that the New York Stock Exchange is open for business as of the close of the regular trading session. The Fund will calculate the net asset value, or NAV, of its common shares of beneficial interest, or common shares, by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund. The Fund’s assets and liabilities will be valued in accordance with the principles set forth below.

FS Global Advisor will value the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which will be developed by the Fund’s valuation committee and approved by the board of trustees of the Fund, or the Board. Portfolio securities and other assets for which market quotes are readily available will be valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Global Advisor. On a quarterly basis, the Board will review the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Fund’s valuation process.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

When determining the fair value of an asset, FS Global Advisor will seek to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations will be based upon all available inputs that FS Global Advisor deems relevant, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s financial statements will refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s financial statements.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or an exchange-traded security, or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available, or an OTC security.

For purposes of calculating NAV, FS Global Advisor will use the following valuation methods:

•

The market value of each exchange-traded security will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•

If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund intends to value such securities using quotations obtained from an independent third-party pricing service, which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Fund intends to obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities will be valued at the mid-point of the average bid and ask prices obtained from such sources.

•

To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund intends to value such investments at fair value as determined in good faith by FS Global Advisor in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board as described below. In making such determination, it is expected that FS Global Advisor may rely upon valuations obtained from an independent valuation firm.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. Size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors deemed relevant in assessing fair value, may also be considered.

If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Global Advisor, under the supervision of the Board.

While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by FS Global Advisor would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instances, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund will periodically benchmark the bid and ask prices received from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. The Fund believes that these prices will be reliable indicators of fair value.

Revenue Recognition: Security transactions will be accounted for on their trade date. The Fund will record interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund will record dividend income on the ex-dividend date. The Fund will not accrue as a receivable interest or dividends on loans and securities if there is reason to doubt the collectability of such income. Loan origination fees, original issue discount, and market discount will be capitalized and such amounts will be amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issuance discount will be recorded as fee income. Upfront structuring fees are recorded as income when earned. The Fund will record prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments will be calculated by using the specific identification method. The Fund will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency will reflect the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization Costs: Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred. For the period from January 28, 2013 (Inception) to April 15, 2013, the Fund incurred organization costs of $22, which were paid on behalf of the Fund by Franklin Square Holdings L.P., or Franklin Square Holdings, an affiliate of FS Global Advisor, and have been recorded as a contribution to capital (see Note 3).

Offering Costs: The Fund’s offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Fund’s Registration Statement on Form N-2. The Fund will charge offering costs against capital in excess of par value on the balance sheet.

Income Taxes: The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify for and maintain RIC tax treatment, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any federal income taxes on income so distributed. The Fund will also be subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the period from January 28, 2013 (Inception) to April 15, 2013, the Fund did not incur any interest or penalties.

Distributions: Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on either a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Note 3. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

The Fund intends to enter into an investment advisory agreement with FS Global Advisor, or the investment advisory agreement. Payments for investment advisory services under such agreement in future periods will be equal to (a) an annual base management fee of 2.0% of the average daily value of the Fund’s gross assets and (b) an incentive fee based on the Fund’s performance. Management fees will be calculated and paid quarterly in arrears.

The incentive fee will be calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and will be subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.1625% per quarter (or an annualized hurdle rate of 8.65%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses reimbursed to FS Global Advisor under the administration agreement to be entered into between the Fund and FS Global Advisor, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of Shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of Shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on income for each quarter is as follows:

•	No incentive fee will be payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.1625%;

•

100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.703125% in any calendar quarter (10.8125% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.703125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.703125% in any calendar quarter; and

•

20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.703125% in any calendar quarter (10.8125% annualized) is payable to FS Global Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Pursuant to the administration agreement, FS Global Advisor will oversee the day-to-day operations of the Fund, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor also will perform, or oversee the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records which the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the Securities and Exchange Commission, or SEC. In addition, FS Global Advisor will assist the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. The Fund will reimburse FS Global Advisor for its actual costs incurred in providing these administrative services. FS Global Advisor is required to allocate the cost of such services to the Fund based on objective factors such as total assets, revenues and/or time allocations.

Franklin Square Holdings, an affiliate of FS Global Advisor, has funded the Fund’s organization costs in the amount of $22 for the period from January 28, 2013 (Inception) to April 15, 2013. These costs have been recorded by the Fund as a contribution to capital. These costs were charged to expense as incurred by the Fund (see Note 2).

The Fund expects that, pursuant to the investment advisory agreement to be entered into with FS Global Advisor, there will be no liability on the Fund’s part for the organization costs funded by FS Global Advisor or its affiliates (including Franklin Square Holdings) until the investment advisory agreement is effective and the Fund has met the minimum offering requirement. At such time, FS Global Advisor will be entitled to receive 1.5% of the aggregate proceeds raised from outside investors until all organization costs listed above and any future offering or organization costs incurred have been recovered. The minimum reimbursement to FS Global Advisor for such fees is expected to be $37.5, assuming the Fund is able to satisfy the minimum offering requirement. The Fund expects that the investment advisory agreement will not be effective until the Fund meets the minimum offering requirement.

Capital Contribution by FS Global Advisor

In March 2013, Michael C. Forman and David J. Adelman, the principals of FS Global Advisor, each contributed an aggregate of approximately $100 to purchase 5,000 common shares of beneficial interest of FS Global Credit Opportunities Fund—A and 5,000 common shares of beneficial interest of FS Global Credit Opportunities Fund—D, or, collectively, the Companies, at a price of $10.00 per share. The Companies, in turn, each purchased 10,000 common shares of the Fund at $10.00 per share. The principals have agreed not to tender the common shares of the Companies for repurchase as long as FS Global Advisor remains the Fund’s investment adviser.

Expense Reimbursement Agreement

Pursuant to an expense support and conditional reimbursement agreement to be entered into by Franklin Square Holdings and the Fund, or the expense reimbursement agreement, Franklin Square Holdings will agree to reimburse the Fund for expenses to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any ordinary cash distributions made by the Fund will be paid from offering proceeds or borrowings. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, Franklin Square Holdings will not reimburse the Fund for the portion of the Fund’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Fund quarterly for expenses in an amount equal to the difference between the cumulative ordinary cash distributions paid to the Fund’s shareholders in such quarter, less the sum of the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains) in such quarter.

The Fund will have a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of the Fund’s net investment income, net short-term capital gains and the amount of any dividends and other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment income or net short-term capital gains) exceeds the ordinary cash distributions paid by the Fund to shareholders; provided, however, that (i) the Fund will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to our common shares for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Fund’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year); and (ii) the Fund will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the annualized rate of ordinary cash distributions at the time of such reimbursement is less than the annualized rate of ordinary cash distributions at the time Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Fund’s total operating expenses, excluding the base management fee, the incentive fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The Fund or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. Franklin Square Holdings has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income.

The specific amount of expenses reimbursed by Franklin Square Holdings pursuant to the expense reimbursement agreement, if any, will be determined at the end of each fiscal quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Fund to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

Franklin Square Holdings is controlled by the Fund’s chairman, president and chief executive officer, Michael C. Forman, and the Fund’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Fund’s expenses in future years.

Note 4. Subsequent Events

On July 15, 2013, the Fund entered into an investment advisory agreement with FS Global Advisor. On July 15, 2013, the Fund entered into an administration agreement with FS Global Advisor. The fees, reimbursement requirements and other terms and conditions of the investment advisory agreement and the administration agreement are described in Note 3 above. As of August 1, 2013, no services have been performed by FS Global Advisor under the investment advisory agreement or the administration agreement, and no fees or reimbursements have been earned or paid to date. Neither the investment advisory agreement nor the administration agreement will be effective unless and until the minimum offering requirement is satisfied. The Fund has no liability to reimburse FS Global Advisor or any of its affiliates for any offering or organization costs funded by FS Global Advisor or any of its affiliates unless and until the administration agreement becomes effective.